UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2008

Date of reporting period:	June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q2 2008

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, L.P.

Semiannual Report

June 30, 2008

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

You are invited to the 2008 Columbia Acorn Funds Shareholder Information Meeting!

Tuesday, September 23, 2008
12 noon to 1 p.m. Central time

There are two ways to participate in our Annual Shareholder Information Meeting:

1. Via the Web

To view a live webcast of the meeting on September 23, go to www.columbiafunds.com and follow the link under "Product News." If you can't join us at that time, a replay of the webcast will be available through October 24, 2008, and may be accessed the same way.

A test link is currently live on the site. We encourage you to log on and test your ability to access the webcast prior to the meeting date.

2. In Person

The shareholder information meeting will be held at:

Chase Bank Auditorium
10 South Dearborn Street
Chicago, IL 60602

A buffet lunch will be served at 11:30 a.m.

If you plan to join us in Chicago, please RSVP by September 18 by calling (800) 922-6769.

The Chase Bank Auditorium is located within the Chase Tower at the southeast corner of Madison and Dearborn. Use the southernmost entrance on the Dearborn side of the building. Then take the escalators down to the Plaza level and follow the signs to the Chase Bank Auditorium.

Columbia Acorn Fund News

Minimum Initial Investments Reduced for Columbia Acorn Fund,
Columbia Acorn USA and Columbia Acorn Select

Effective August 1, 2008, the minimum initial investment for most investors in Class Z shares was reduced to $2,500 for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select.

The Columbia Acorn Board of Trustees agreed that lowering the minimum investment was in the best interest of shareholders and would continue to allow Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' advisor, to align investment decisions with its growth-at-a-reasonable-price strategy.

"CWAM monitors cash flows in the Funds very carefully. When small- and mid-cap valuations increased and inflows were strong, we twice raised minimum investment requirements for our domestic Acorn Funds and successfully slowed cash inflows. At the time, we felt that lower inflows were best for shareholders as we were finding fewer investment opportunities. Currently, the market downturn has created what we believe to be compelling valuations for lots of good businesses. The Funds are fully invested and have had modest outflows. The Funds' portfolio managers would much rather have moderate inflows in order to take advantage of market conditions," said Chuck McQuaid, chief investment officer of CWAM and lead portfolio manager of Columbia Acorn Fund.

Additional information on this change can be found in the supplement to the prospectus for these Funds dated August 1, 2008. If you have questions, you can reach us at (800) 922-6769.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	2

Descriptions of Indexes	3

Squirrel Chatter II: Perceptions of Risk	4

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	22

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	34

Statement of Investments	36

Portfolio Diversification	43

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	44

Statement of Investments	45

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	51

Statement of Investments	52

Portfolio Diversification	55

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	56

Statement of Investments	57

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	60

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	71

Management Fee Evaluation of the Senior Officer	78

Columbia Acorn Family of Funds Information	85

2008 Mid-Year Distributions

The following table lists the Funds' mid-year distributions per share. The record date was June 10, 2008. The ex-dividend date was June 11, 2008, and the payment date was June 12, 2008.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	$0.0335	$0.5199	None	$27.60
Columbia Acorn International	$0.0574	$0.5434	$0.2054	$40.34
Columbia Acorn USA	None	$0.9554	None	$25.71
Columbia Acorn International Select	$0.0322	$0.5108	$0.0423	$30.36
Columbia Acorn Select	None	$0.6941	None	$26.49
Columbia Thermostat Fund	$0.0222	$0.0496	$0.0403	$11.87

1

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 6/30/08

	NAV on 6/30/08	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$26.40	0.90%	-9.05%	-12.19%	7.25%	13.95%	11.15%	15.55%
Russell 2500		1.39%	-8.11%	-14.28%	4.94%	11.49%	7.50%	NA
S&P 500		-2.73%	-11.91%	-13.12%	4.41%	7.58%	2.88%	11.27%
Lipper Small-Cap Core Funds Index		2.37%	-7.04%	-13.50%	5.09%	11.07%	6.95%	NA
Lipper Mid-Cap Core Funds Index		2.66%	-6.97%	-10.95%	6.44%	11.16%	7.49%	NA
Columbia Acorn International (ACINX) (9/23/92)	$38.97	-1.85%	-8.83%	-6.69%	19.39%	24.15%	11.78%	13.54%
S&P/Citigroup Global ex-US Cap Range $500M-$5B		-4.05%	-11.68%	-11.29%	16.25%	22.71%	11.24%	10.10%
S&P/Citigroup EMI Global ex-US		-3.31%	-11.16%	-13.08%	15.73%	22.07%	10.23%	9.48%
MSCI EAFE Index		-2.25%	-10.96%	-10.61%	12.84%	16.67%	5.83%	7.97%
Lipper Int'l Small-Cap Funds Index		-2.39%	-10.77%	-14.62%	14.47%	21.40%	11.64%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$24.68	2.10%	-8.48%	-13.53%	3.17%	11.36%	7.61%	11.57%
Russell 2000		0.58%	-9.37%	-16.19%	3.79%	10.29%	5.53%	7.71%
Lipper Small-Cap Core Funds Index		2.37%	-7.04%	-13.50%	5.09%	11.07%	6.95%	8.90%
S&P 500		-2.73%	-11.91%	-13.12%	4.41%	7.58%	2.88%	7.58%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$30.49	5.17%	-2.94%	5.79%	22.94%	24.43%	—	13.73%
S&P/Citigroup World ex-US Cap Range $2-10B		-2.73%	-10.42%	-12.18%	14.54%	20.26%	—	10.52%
MSCI EAFE Index		-2.25%	-10.96%	-10.61%	12.84%	16.67%	—	6.14%
Lipper International Funds Index		-1.90%	-11.15%	-8.94%	14.16%	16.91%	—	7.43%
Columbia Acorn Select (ACTWX) (11/23/98)	$26.08	9.42%	-5.80%	-11.89%	11.05%	12.69%	—	13.10%
S&P MidCap 400		5.43%	-3.90%	-7.34%	7.45%	12.61%	—	10.42%
Lipper Mid-Cap Growth Index		5.00%	-8.43%	-3.08%	10.93%	12.52%	—	7.24%
S&P 500		-2.73%	-11.91%	-13.12%	4.41%	7.58%	—	2.66%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$11.59	-0.60%	-4.57%	-0.86%	6.07%	7.75%	—	9.06%
S&P 500		-2.73%	-11.91%	-13.12%	4.41%	7.58%	—	10.07%
Lehman Brothers U.S. Aggregate Bond Index		-1.02%	1.13%	7.12%	4.09%	3.86%	—	4.34%
Lehman Brothers U.S. Credit Intermediate Bond Index		-1.00%	0.27%	4.55%	3.38%	3.26%	—	4.48%
Lipper Flexible Portfolio Funds Index		0.52%	-4.65%	-2.16%	7.94%	8.99%	—	10.58%
50/50 Blended Benchmark		-1.75%	-5.41%	-3.24%	4.41%	5.85%	—	7.36%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiamanagement.com for daily and most recent month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no Rule 12b-1 fee. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.74%. Columbia Acorn International Class Z: 0.91%. Columbia Acorn USA Class Z: 0.98%. Columbia Acorn International Select Class Z: 1.18%. Columbia Acorn Select Class Z: 0.91%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.10% and 0.95%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Effective July 1, 2008, Columbia Thermostat Fund changed its primary benchmark for debt securities to the Lehman Brothers U.S. Aggregate Bond Index and added a custom supplemental benchmark, the 50/50 Blended Benchmark, established by the Advisor. The Advisor believes these changes allow for more appropriate comparison to the Fund's investments.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 3.

2

Descriptions of Indexes Included in this Report

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  S&P/Citigroup EMI Global ex-US Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P/Citigroup Global ex-US Cap Range $500M-$5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

•  S&P/Citigroup World ex-US Cap Range $2–10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

•  Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  50/50 Blended Benchmark, established by the Advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks. The percentage of the Fund's assets allocated to stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

3

Squirrel Chatter II: Perceptions of Risk

Most people tend to calibrate risk poorly. We overestimate the likelihood of being harmed by the things that make the evening news and underestimate those that don't. In a survey, people estimated that the chance of death by accident matched the chance of death by disease. In fact, disease causes 17-times more deaths than accidents.1

Dan Gardner's, Risk, The Science and Politics of Fear,2 explains why our views and actions are often so distorted. It seems our perceptions are most influenced by preconceived notions, reinforced by recent information. Accidents are newsworthy, as are catastrophes. If fatalities occur in large numbers in a single event—instead of in small numbers dispersed over time—our perception of risk rises.3

Besides catastrophes, it won't shock too many parents to learn that we tend to worry a lot about our children. Other things that we can't control, like airplane flights, can be worrisome, while things that we can control, such as automobiles, evoke less fear despite higher risks. Things that we don't understand such as trace chemicals,4 and other man-made risks like nuclear power, are also feared. Many people worry about radiation from cell phones, while ignoring the real hazard of driving while using cell phones. Many non-headline risks caused by nature, such as radon gas, which kills an estimated 41,000 people a year in the U.S. and Europe,5 tend to be downplayed.

Gardner notes that we are living longer in the safest era ever known to mankind. Horrible diseases like smallpox have been eliminated while others have been drastically curtailed. Childhood mortality has especially plunged and accident rates are also down.

Fear Mongering Profiteers

So who is putting the scary thoughts into our heads? The media is an obvious culprit because sensational stories sell newspapers and increase viewership. Companies trying to sell certain health care products or security services and devices also find fear mongering to be profitable. The number of companies lobbying homeland security officials rose from 15 in 2001 to 861 in 2004 as fears of terrorist attacks swelled.6 Trial lawyers reaping the rewards of questionable lawsuits, politicians pandering for votes and special interest groups seeking funding also try to keep people scared.

Fear can end up increasing risks. People need to remember the classic definition of risk: probability times consequences. Avoiding immunizations or weight loss treatments due to possible side effects can be ill advised. Diabetes, a disease linked to obesity, has been diagnosed in 24 million Americans. That's eight percent of the total population.7

The American Council on Science and Health is dedicated to separating real health risks from unfounded health scares, tracking health scares reported by the press and debunking them. Among the top scares in 2007 were allegations that lipstick, fluoridated water, roses and water bottles are hazardous. Among the top scares of all time were cranberries (1959), DDT (1962), cyclamates (1969), Alar (1989), cellular phone radiation (1993) and trace PCBs in farmed salmon (2003).8 Fumes from new shower curtains may make the list this year!

Rational Understanding of Risk

Peter L. Bernstein's, Against The Gods, The Remarkable Story of Risk,9 is a fascinating review of mankind's history of approaching risk, and how to understand, measure and deal with it. He reviews the advances in probability theory, which enabled the creation of insurance and, in turn, facilitated trade and investment. He states that managing risks depends on the use of three assumptions originated by Jacob Bernoulli around the year 1700: full information, independent trials and relevance of quantitative valuation.

Bernstein explores additional progress in risk management, particularly in investing. Diversification may reduce risk. However, some quantitative techniques for investing have failed. "Portfolio insurance," a quantitative approach to reduce equity holdings in market declines via the purchase of put options, intensified the market collapse of 1987. Subsequent to the book's publication, numerous quant managers have claimed that "six sigma" events (one in a million chance of occurring) caused huge losses in their funds. These failures occurred because the investment models violated Bernoulli's "independent trials"

4

assumption stated above. Stock price movements may look independent, until numerous people attempt the same strategies or until human emotions result in lots of investors reacting in similar manners.

Stock Market Risks

Sentiment in the stock market seems to gyrate between greed and fear, creating bull and bear markets. Because the S&P 500 Index has fallen more than 20% from its peak, a bear market has been proclaimed. This suggests that the market is currently focusing on fear.

I recall a long-ago brokerage firm ad listing people's fears each year for decades. The list likely included events like the Cuban Missile Crisis and Three Mile Island. It noted that there seemed to be a reason to avoid investing in stocks each year. But starting with $1,000 50 years ago, an investment in the S&P 500 would have resulted in $140,364 as of June 30, 2008, vs. $13,619 if invested in super safe treasury bills. Meanwhile, inflation would require $7,535 to buy in 2008 what $1,000 bought in 1958.10 This example suggests that staying out of stocks would have been a very bad decision.

Market strategist Steve Leuthold provides lots of data and perspectives. Based on his estimate of "operating" (recurring) earnings, the S&P 500 at its July 11, 2008, close of 1,239 was selling at about 14.5-times earnings. That multiple matched the depths of the 2002-2003 bear market and was below the market's average price-earnings (PE) ratio11 of 16.5-times, calculated since 1926. Leuthold notes that market price-earnings ratios vary a lot, and that inflation is a major driver of PE ratios. When inflation has varied between zero and 5%, PE ratios averaged 18- to 19-times. When inflation has been between 5% and 7%, PE ratios averaged 13.8-times, and when inflation was 7% or more, PE ratios averaged 11.4-times.12

Inflation has been boosted by fuel and food prices, and the Consumer Price Index recently spiked up to a 5% year-over-year gain. Some are concerned that we may be returning to a period of big government and stagflation. Future inflation is indeed unpredictable, but continued surges in fuel and food prices from current lofty levels seem unlikely. Low unit labor cost increases, continued globalization and the continued success of capitalism all suggest that inflation may slow. If inflation does slow, Leuthold's data suggests that PE ratios and stock prices can rise a lot.

We are stock pickers rather than economists, and we are now seeing what we believe to be many more excellent investment opportunities than we've seen for several years. Consequently, focusing on fear seems like a mistake and taking a longer term perspective seems to be more rational.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Gardner, Dan, Risk, the Science and Politics of Fear, (Virgin Book Ltd, 2008), pg. 13.

2  In addition to Gardner's book on the subject of risk, I also recommend Panicology written by statisticians Simon Briscoe and Hugh Aldersey-Williams (Viking/Penguin Books, 2008).

3  Gardner, Dan, op. cit., pgs. 62-76.

4  Gardner notes that our ability to find trace chemicals has never been better. Today we have the technology to dissect the components of drinking water, for example, to the level of one part per billion—equivalent to a single grain of sugar in an Olympic-size swimming pool. While it's true that the elements in trace chemicals can cause cancer, science and testing almost never look at such trace amounts.

5  Gardner, Dan, op. cit., pg. 81.

6  Ibid, pg. 281.

7  Source: American Council on Science and Health, "ACSH Morning Dispatch," June 25, 2008.

8  The study titled, "Fact Versus Fears (Fourth Edition)" is available on the American Council on Science and Health website at www.acsh.org.

9  Bernstein, Peter L., Against the Gods, The Remarkable Story of Risk, (John Wiley & Sons, Inc., 1996).

10  Figures include the reinvestment of dividends and are pretax.

11  The price-earnings (PE) ratio reflects the price of a stock divided by earnings per share. This ratio gives investors an idea of how much they are paying for a company's earning power. In general, the higher the PE, the more investors are paying, and therefore the more earnings growth they are expecting.

12  Leuthold Weeden Institutional Research, "Perception For The Professional," August 2008, Vol. 28 No. 8.

5

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees (distribution and service fees) and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Family of Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

January 1, 2008 – June 30, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	909.50	1,021.13	3.56	3.77	0.75
Columbia Acorn International	1,000.00	1,000.00	911.69	1,020.29	4.37	4.62	0.92
Columbia Acorn USA	1,000.00	1,000.00	915.22	1,019.89	4.76	5.02	1.00
Columbia Acorn International Select	1,000.00	1,000.00	970.61	1,019.05	5.73	5.87	1.17
Columbia Acorn Select	1,000.00	1,000.00	942.02	1,020.29	4.44	4.62	0.92
Columbia Thermostat Fund	1,000.00	1,000.00	954.30	1,023.62	1.21	1.26	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended June 30, 2008.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

6

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

FMC Technologies	2.4%
Fugro	2.0%
Ultra Petroleum	1.5%
Flir Systems	1.4%
Abercrombie & Fitch	1.1%
ITT Educational Services	1.1%
Southwestern Energy	1.0%
Bally Technologies	0.7%
Sociedad Quimica y Minera de Chile	0.5%
Expedia	0.4%
Pacific Rubiales Energy	0.4%
Penn National Gaming	0.3%
International Game Technology	0.3%
Pinnacle Entertainment	0.2%
Hong Kong Exchanges and Clearing	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund fell 9.05% in the first half of 2008, performing somewhat worse than its primary benchmark, the Russell 2500 Index, which dropped 8.11%. The Fund underperformed other small- and mid-cap benchmarks, but beat the large-cap S&P 500, which dropped 11.91%. Columbia Acorn Fund rose 0.90% in the second quarter, a bit less than the Russell 2500's 1.39% gain, and mixed against other benchmarks, as shown on Page 2.

Gaming stocks continued their losing streak and accounted for four of the 10 largest dollar droppers in the first half of 2008. Regional casino operators Pinnacle Entertainment and Penn National Gaming plunged 55% and 45%, respectively, in the half. Penn dropped 26% during the second quarter on rumors, which were subsequently confirmed, that its sellout would be aborted. Gaming equipment manufacturer Bally Technologies reported fine earnings, but dropped 32% in the half. Competitor International Game Technology reported disappointing results on lower slot machine shipments; its stock fell 43% in the half and 38% in the quarter. While gaming revenues are apparently becoming more cyclical, we continue to believe that the industry will grow over the long term.

Other consumer stocks were also weak. Teen apparel retailer Abercrombie & Fitch fell 21% in the half and 14% in the quarter, largely due to macroeconomic factors and concerns. Online travel services company Expedia plunged 42% in the half, also on macroeconomic concerns, despite fine earnings growth.

Energy stocks dominated the dollar winners list in both periods. Deepwater well systems provider FMC Technologies was the Fund's top dollar winner for the half and the quarter, rising about 35% each period. Natural gas and oil producers Ultra Petroleum and Southwestern Energy remained hot, ranking second and third for the half and in the top five for the quarter, on increased reserve estimates and higher gas prices.

Infrared camera producer Flir Systems was the Fund's fourth most profitable stock in the half and third in the quarter, rising 29% and 35%, respectively, on excellent earnings and lots of large new military orders. Potash producer Sociedad Quimica y Minera de Chile was the Fund's top percentage gainer in both periods, rising 166% in the half and doubling during the second quarter. Higher grain prices have boosted the demand for and price of potash products and alternative energy bulls have noticed that this company has the world's largest and lowest-cost lithium reserves. ITT Educational Services jumped 80% in the quarter, taking second place in both percentage and dollar gains. Improved earnings and reduced student loan concerns caused a sharp rebound in the stock, which had dropped 46% in the first quarter.

Columbia Acorn Fund's international stocks outperformed the Fund in both periods, falling only 3.11% in the half and rising 5.89% in the quarter. Sociedad Quimica y Minera de Chile, mentioned above, helped international results substantially. Offshore energy services company Fugro rose 12% in the quarter and 14% in the half while oil producer Pacific Rubiales Energy jumped more than 50% in the half. Hong Kong Exchanges and Clearing continued to reflect the downdraft in Chinese stocks, falling 45% in the half. At the end of the period, foreign stocks were 9.2% of Columbia Acorn Fund, down from 9.4% last quarter and 11.5% a year ago.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2008

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	-9.05%	-12.19%	13.95%	11.15%
Returns after taxes on distributions	-9.34	-13.31	13.01	9.73
Returns after taxes on distributions and sale of fund shares	-5.52	-6.29	12.22	9.35
Russell 2500 (pretax)	-8.11	-14.28	11.49	7.50
S&P 500 (pretax)	-11.91	-13.12	7.58	2.88

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.74%.

*Year to date data is not annualized.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.4%
2.	Fugro (Netherlands) Oilfield Services	2.0%
3.	Ultra Petroleum Oil & Gas Producer	1.5%
4.	Flir Systems Infrared Cameras	1.4%
5.	Expeditors International of Washington International Freight Forwarder	1.4%
6.	Ametek Aerospace/Industrial Instruments	1.4%
7.	Coach Designer & Retailer of Branded Leather Accessories	1.2%
8.	People's United Connecticut Savings & Loan	1.2%
9.	Abercrombie & Fitch Teen Apparel Retailer	1.1%
10.	Donaldson Industrial Air Filtration	1.1%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through June 30, 2008

This graph compares the results of $75,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $238,325 investment in the Russell 2500 on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $17.2 billion

*A $75,000 investment in Columbia Acorn Fund at inception appreciated to $238,325 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Atwood Oceanics	1.5%
Sociedad Quimica y Minera de Chile	1.4%
ShawCor	1.2%
FMC Technologies	1.1%
Novolipetsk Steel	0.8%
Informa Group	0.7%
Park24	0.4%
Taylor Nelson Sofres	0.3%
Point	0.3%
Expro International Group	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International fell 1.85% in the second quarter of 2008. This compares with a 4.05% drop by the Fund's primary benchmark, the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index. The Fund also posted a slightly better return than the large-cap MSCI EAFE Index, which was down 2.25%. Year to date through June, the Fund was down 8.83%, which was 2.85 basis points ahead of its primary benchmark.

The most important positive contributors to the Fund's absolute and relative returns fall into three groups: oil services stocks; basic materials stocks; and UK companies that were the subject of bid activity.

For several years the Fund has maintained a modest overweight in energy-related stocks, with an emphasis on service companies that provide equipment and technology to the major oil companies. Many of these service providers have enjoyed strong volume growth and pricing power as exploration, drilling, and pipeline projects have proliferated and grown more complex amid higher energy prices. Canadian company ShawCor is a beneficiary of this trend, as it controls processes for coating pipeline with materials that affect properties such as corrosion, thermal insulation and buoyancy. Similarly, Atwood Oceanics, FMC Technologies (both U.S. companies generating a majority of their revenues outside of the United States), and Expro International Group, based in the UK, have been beneficiaries of the recent growth in the number of deepwater wells. All four of these stocks posted 30% or greater returns during the quarter. Expro was acquired by a private equity fund shortly before the close of the quarter.

After proving merely defensive in a down market in the first quarter, in the second quarter the Fund's basic materials stocks together generated a modest positive return. Sociedad Quimica y Minera de Chile was up over 100% as fertilizer prices nearly tripled over the last year. Rising raw materials costs in the steel industry pushed up selling prices, rewarding integrated producers like Russia's Novolipetsk Steel, which was up over 30% for the quarter.

Though the UK market was a loser in the quarter, the Fund's returns there were buoyed by bid activity. Market researcher Taylor Nelson Sofres was up 51% after WPP, the London-based advertising and public relations firm, attempted to derail a possible merger with competitor GfK by making a hostile bid. We elected to clear out of the position at a price that we believe fully valued the franchise, particularly in an uncertain credit environment. A similar pattern of events drove UK publisher Informa Group up over 35% in the quarter. After Informa entered discussions with United Business Media regarding a possible merger, a consortium of private equity investors made an offer for the company, which is still under consideration by the company's supervisory board.

Japanese consumer stocks weighed on performance. Park24, a parking lot operator, was down 39%, as the company struggled to get its pricing policy right. Point, an apparel retailer, was down 40% on a disappointing sales trend. The Fund's stocks were weak elsewhere in Asia as investors worried about how high energy and food prices might affect consumer spending. Fortunately, the Fund's losses here were mitigated by good stock selection.

The potential sources of anxiety in global markets now appear to be manifold. High input prices are stressing profitability in some areas. While this sort of disruption can represent a threat, it can also open up spaces for agile companies to gain traction with products and services better suited to the changed operating environment, as the energy service companies described above have done. It is on these sorts of situations that we, as longer-term investors, focus our research efforts. We are also somewhat encouraged by valuations, which we believe in many cases appear to reflect overly pessimistic scenarios.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2008

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	-8.83%	-6.69%	24.15%	11.78%
Returns after taxes on distributions	-9.22	-7.98	23.28	10.76
Returns after taxes on distributions and sale of fund shares	-5.48	-2.48	21.62	10.20
S&P/Citigroup Global ex-US Cap Range $500M-$5B†	-11.68	-11.29	22.71	11.24
S&P/Citigroup EMI Global ex-US (pretax)	-11.16	-13.08	22.07	10.23

All results shown assume reinvestment of distributions.

†Effective January 1, 2008, the Fund changed its primary benchmark to the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.91%.

*Year to date data is not annualized.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn International Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	Fugro (Netherlands) Oilfield Services	2.3%
2.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.5%
3.	Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	1.4%
4.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.3%
5.	ShawCor (Canada) Oil & Gas Pipeline Products	1.2%
6.	Hexagon (Sweden) Measurement Equipment & Polymers	1.2%
7.	Intralot (Greece) Lottery & Gaming Systems & Services	1.2%
8.	FMC Technologies (United States) Oil & Gas Wellhead Manufacturer	1.1%
9.	Rhoen-Klinikum (Germany) Health Care Services	1.1%
10.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through June 30, 2008

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US and the S&P/Citigroup Global ex-US Cap Range $500M-$5B indexes. The Fund changed its primary benchmark effective January 1, 2008, because the Advisor believes that the S&P/Citigroup Global ex-US Cap Range $500M-$5B is more consistent with the market capitalization of the companies in which the Fund invests. These indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.4 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

FMC Technologies	4.0%
Quicksilver Resources	2.9%
Flir Systems	2.5%
ITT Educational Services	2.1%
Nordson	1.9%
Atwood Oceanics	1.9%
True Religion Apparel	1.8%
Carrizo Oil & Gas	1.5%
Southwestern Energy	0.9%
Champion Enterprises	0.9%
MB Financial	0.7%
TCF Financial	0.6%
Pinnacle Entertainment	0.3%
Old Second Bancorp	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA gained 2.10% in the second quarter of 2008, outperforming the 0.58% return of the Russell 2000 Index. Year to date through June, the Fund was down 8.48%, holding up somewhat better than the Russell 2000's 9.37% decline.

Energy was one of the few market sectors that increased in value. FMC Technologies and Atwood Oceanics were both up over 35% for the quarter. Increasing interest in offshore oil exploration fueled demand for FMC's deep water oil production systems and Atwood's deep water drilling rigs. For the half year, FMC was up 36% and Atwood Oceanics posted a 24% gain. Also strong in the half were natural gas and oil producers Quicksilver Resources, Southwestern Energy and Carrizo Oil & Gas. With year to date returns ranging from 24% to 71%, these companies benefited from rising natural gas prices as well as their ability to increase production and reserves.

Other strong performers included ITT Educational Services, which rebounded 80% in the quarter. As mentioned in the previous report, concerns over student loan availability were crushing this stock. Naysayers were silenced, however, when ITT announced first quarter year-over-year enrollment growth of 10%. Flir Systems, a manufacturer of infrared cameras, was also up on strong earnings growth. The stock increased 35% in the second quarter and was up 30% for the half year thanks to continued success in winning new military contracts.

Retail stocks struggled along in the first half but True Religion Apparel, a maker of premium jeans, bucked the trend. The company is opening new retail stores and enjoying strong revenue growth. Its stock gained 44% in the quarter and was up 25% for the half. Finally, Nordson, a market leader in the production of adhesive and coating dispensing machines, gained 36% in the quarter and 27% for the half year.

Many of the Fund's losing stocks were housing-related businesses. Champion Enterprises, a leader in manufactured housing, fell 42% in the quarter and was off 38% for the half. Its business is concentrated in states like California and Arizona, where the housing market has plummeted not only for site-built homes but also for manufactured homes. Small-cap community banks also got clobbered in the second quarter. TCF Financial, MB Financial and Old Second Bancorp fell between 27% and 55% on worries about the impact of increasing home foreclosure rates and home developer bankruptcies.

Regional casino operator Pinnacle Entertainment fell 55% for the half on weak gaming revenues and the elimination of its takeout premium as private equity money for hotel/casino acquisitions dried up.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2008

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	-8.48%	-13.53%	11.36%	7.61%
Returns after taxes on distributions	-8.98	-14.62	10.79	6.88
Returns after taxes on distributions and sale of fund shares	-4.82	-7.19	9.95	6.45
Russell 2000 (pretax)	-9.37	-16.19	10.29	5.53

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.98%.

*Year to date data is not annualized.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	4.0%
2.	Quicksilver Resources Natural Gas & Coal Seam Gas Producer	2.9%
3.	Crown Castle International Communications Towers	2.8%
4.	Flir Systems Infrared Cameras	2.5%
5.	Ametek Aerospace/Industrial Instruments	2.3%
6.	ESCO Technologies Automatic Electric Meter Readers	2.2%
7.	ITT Educational Services Post-secondary Degree Services	2.1%
8.	Nordson Dispensing Systems for Adhesives & Coatings	1.9%
9.	Atwood Oceanics Offshore Drilling Contractor	1.9%
10.	True Religion Apparel Premium Denim	1.8%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through June 30, 2008

This graph compares the results of $75,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.4 billion

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Fugro	5.4%
Potash Corp. of Saskatchewan	4.7%
Israel Chemicals	4.5%
Sociedad Quimica y Minera de Chile	2.9%
Diamond Offshore	2.9%
Pacific Rubiales Energy	2.2%
Ibiden	1.7%
Vopak	1.5%
SBM Offshore	1.1%
Zumtobel	0.8%
Hong Kong Exchanges and Clearing	0.6%
Singapore Exchange	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select ended the second quarter of 2008 up 5.17%, strongly outperforming its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index, which fell 2.73%. For the half year ended June 30, 2008, the Fund was also well ahead of the benchmark, down 2.94% vs. a 10.42% decline for the index.

Fund performance benefited from strong gains in fertilizer stocks. Fertilizer prices have soared on the back of higher crop prices, which have risen due to improving diets in the developing world and a global push toward biofuels. This growing demand and limited fertilizer supply have kept prices high. Potash Corp. of Saskatchewan, Sociedad Quimica y Minera de Chile and Israel Chemicals were the Fund's top three contributors in the quarter and for the half year. All produce potash or other natural chemical components used in fertilizer. Gains for these holdings ranged from 47% to 139% over both periods.

Energy stocks were also strong in the Fund as oil prices and demand continued to soar. Oil production and exploration company Pacific Rubiales Energy had a market gain of over 50% for both periods. Dutch oilfield services provider Fugro had a 12% quarterly gain and rose over 13% in the half. Also based in the Netherlands, SBM Offshore, a company that builds and leases offshore vessels to process and store crude oil, was up 17% in the quarter and 20% year to date. A third winner from the Netherlands, Vopak, is the world's largest operator of petroleum and chemical storage terminals. The stock posted a 10% gain in the quarter and was up 54% for the half. While not a large contributor to performance for the half year, contract driller Diamond Offshore posted a 21% gain in the second quarter.

On the downside, Ibiden, a Japanese manufacturer of electronic parts and ceramics, was down 47% for the half year and off 7% in the quarter. The company had some production problems and is also suffering from weaker demand in its semiconductor packaging business. Austria's Zumtobel, a maker of lighting systems, fell 38% in the first half of the year and 14% in the second quarter as construction slowed in its European markets. Hong Kong Exchanges and Clearing and Singapore Exchange were both down more than 40% for the half as the economic downturn has raised fears that trading volumes will slow down or decline.

Markets remain extremely volatile and we believe it will be some time before some sort of normality returns. In the meantime, we will continue to focus on companies that we believe have strong competitive positions, competent management and healthy balance sheets.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2008

Inception 11/23/98	Year to date*	1 year	5 years	Life of fund
Returns before taxes	-2.94%	5.79%	24.43%	13.73%
Returns after taxes on distributions	-3.26	4.61	24.17	13.54
Returns after taxes on distributions and sale of fund shares	-1.59	5.41	21.93	12.39
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)	-10.42	-12.18	20.26	10.52

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.18%.

*Year to date data is not annualized.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	Fugro (Netherlands) Oilfield Services	5.4%
2.	Potash Corp. of Saskatchewan (Canada) Worlds Largest Producer of Potash	4.7%
3.	Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine & Specialty Chemicals	4.5%
4.	SES Global (France) Satellite Broadcasting Services	3.6%
5.	Informa Group (United Kingdom) Global Publisher & Event Organizer	3.4%
6.	Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	3.4%
7.	Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	3.3%
8.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.0%
9.	Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	2.9%
10.	Diamond Offshore (United States) Contract Driller	2.9%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through June 30, 2008

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/Citigroup World ex-US Cap Range $2-10B. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $288.7 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Potash Corp. of Saskatchewan	8.1%
ITT Educational Services	6.2%
Pacific Rubiales Energy	5.2%
Tetra Technologies	4.7%
Uranium One	3.6%
Expedia	2.3%
Globalstar	1.1%
Israel Chemicals	0.8%
Synthesis Energy Systems	0.8%
NagaCorp	0.4%
Real Goods Solar	0.3%
RexCapital Finance	0.0%*

*Rounds to less than 0.1%.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select increased 9.42% in the second quarter of 2008. This compares to a gain in the S&P MidCap 400 Index of 5.43% and a decline of 2.73% for the S&P 500 Index. Year to date our Fund has declined 5.80% vs. a 3.90% decline in the S&P MidCap 400 and an 11.91% decline in the S&P 500.

ITT Educational Services and Potash Corp. of Saskatchewan each added 2.8% of the portfolio return in the quarter. ITT, which cost the Fund 2% last quarter, came back strong as investors figured out that student loans should not be restricted as much as originally thought. Potash Corp. of Saskatchewan has continued to move up on the strong price increases in the potash market. The spot potash price in some international markets is now over $1,000 per ton, which is up about four-fold from the price it was selling at when we first added the stock to the Fund.

On the down side, Globalstar cost the Fund 1.3% of portfolio performance in the quarter. The valuation multiple of the stock has continued to compress over the last few quarters. In this market environment, if a company is not showing solid growth characteristics, no matter what its assets might be worth, its valuation multiple has contracted.

For the six-month period, Fund upside drivers have been Potash Corp. of Saskatchewan, Pacific Rubiales Energy and Tetra Technologies, which all have an energy or raw materials focus. Fund detractors for the half year included Uranium One, Expedia and Globalstar.

We purchased five new names during the quarter and sold two names. New names included RexCapital Finance and NagaCorp, both in gaming. Israel Chemicals, a supplier of bromine and potash, and Real Goods Solar, a residential solar energy installer, were also added. The final new name was Synthesis Energy Systems, a builder and operator of plants that turn coal into liquid fuel. Our sales for the quarter included International Speedway and Herman Miller. Both are fine franchises but we believe we can deploy the capital elsewhere and receive better returns.

Though the market rallied in the second quarter, many stocks are still trading in downward trend patterns, or are establishing lower highs on market advances and lower lows on market sell offs. As I write this in early July, the stock market sentiment is again quite negative with many economic and market sages saying they aren't sure when the U.S. housing market will recover. But a lot of damage has already been done to sectors outside of energy and raw materials, even more so than when I commented on this in the first two weeks of January. We most likely haven't seen the end of the financial distress. How much deleveraging is to come of personal, as well as business, balance sheets is still unknown.

With that being said, I am finding more potential ideas to add to the portfolio than at any other time since I became manager of this Fund in 2004. Our CWAM internal stock database, built by our analysts, shows numerous names with strong potential returns. Banks have been absent from the portfolio for over a year now but are being studied for possible additions into the Fund. Many other groups like consumer services, media, semiconductors and telecom are off more than 17% year to date. Our style of being eclectic, opportunistic and concentrated should prove valuable in this environment.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a nondiversified fund at all times. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2008

Inception 11/23/98	Year to date*	1 year	5 years	Life of fund
Returns before taxes	-5.80%	-11.89%	12.69%	13.10%
Returns after taxes on distributions	-6.16	-12.44	12.25	12.58
Returns after taxes on distributions and sale of fund shares	-3.28	-6.97	11.08	11.58
S&P MidCap 400 (pretax)	-3.90	-7.34	12.61	10.42

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.91%.

*Year to date data is not annualized.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	8.1%
2.	ITT Educational Services Post-secondary Degree Services	6.2%
3.	Pacific Rubiales Energy Oil Production & Exploration in Colombia	5.2%
4.	Tetra Technologies U.S.-based Service Company with Life of Field Approach	4.7%
5.	Abercrombie & Fitch Teen Apparel Retailer	3.7%
6.	Safeway Supermarkets	3.6%
7.	Quanta Services Electrical & Telecom Construction Services	3.6%
8.	Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	3.6%
9.	Janus Capital Group Manages Mutual Funds	3.5%
10.	American Tower Communications Towers in USA & Mexico	3.5%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $100,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through June 30, 2008

This graph compares the results of $100,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $2.7 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying portfolio funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter of 2008 down 0.60%. This compares to a 2.73% drop for the S&P 500 Index and a 1.02% decline for the Lehman Brothers U.S. Aggregate Bond Index. Year to date through June 30, 2008, the Fund was down 4.57% while the S&P 500 fell 11.91% and the Lehman Brothers U.S. Aggregate Bond Index posted a 1.13% gain.

Effective July 1, 2008, we have changed the primary debt benchmark for the Fund. The Lehman Brothers U.S. Credit Intermediate Bond Index has been replaced by the Lehman Brothers U.S. Aggregate Bond Index. We've also added a custom supplemental benchmark, the 50/50 Blended Benchmark. This benchmark was established by the Fund's investment advisor and is an equally weighted custom composite of the Fund's primary equity and primary debt benchmarks. Its performance is shown on Page 2 of this report. The Advisor believes that these changes allow for more appropriate comparisons to the Fund's investments.

As the following table illustrates, the Fund's stock portion was down 0.67% in the quarter and 10.75% for the half year. Columbia Acorn Select was the strongest performer for both time periods, posting an impressive 9.42% gain in the second quarter but falling 5.80% in the half.

On the bond side, the quarter brought a 1.11% drop, a bit worse than the performance for the stock portion for the same period. For the half year, the bond component was much stronger, declining just 0.03% vs. the nearly 11% drop of the stock portion.

Columbia Thermostat Fund hit three reallocation triggers during the period. We increased bond exposure in May and stock exposure twice in June as a result of market movements. The reallocations caused the Fund to hold fewer equities when the market was more expensive and more equities when the market became less expensive. At the end of the period, the Fund had 70% of its assets in stock funds. For more information on the market and why we think this equity allocation is appropriate in the current environment, see the discussion of price-earnings ratios and the S&P 500 Index included in "Squirrel Chatter II" on Page 5.

Results of the Portfolio Funds Owned by Columbia Thermostat Fund

at June 30, 2008

Stock Funds Fund	Weightings in category	2nd quarter returns	Year to date returns to 6/30/08
Columbia Acorn Fund	15%	0.90%	-9.05%
Columbia Acorn Select	10%	9.42%	-5.80%
Columbia Marsico Growth Fund	15%	-0.30%	-13.31%
Columbia Acorn International	15%	-1.85%	-8.83%
Columbia Dividend Income Fund	20%	-3.99%	-11.45%
Columbia Large Cap Enhanced Core Fund	25%	-2.35%	-12.97%
Weighted Average Equity Return/Loss	100%	-0.67%	-10.75%
Bond Funds Fund	Weightings in Category	2nd quarter returns	Year to date returns to 6/30/08
Columbia Intermediate Bond Fund	50%	-0.44%	0.00%
Columbia U.S. Treasury Index Fund	30%	-2.17%	2.19%
Columbia Conservative High Yield Fund	20%	0.88%	-1.37%
Weighted Average Income Return	100%	-1.11%	-0.03%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

May 1, 2008:	60% stocks, 40% bonds
June 4, 2008:	65% stocks, 35% bonds
June 23, 2008:	70% stocks, 30% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2008

Inception 9/25/02	Year to date*	1 year	5 year	Life of fund
Returns before taxes	-4.57%	-0.86%	7.75%	9.06%
Returns after taxes on distributions	-4.81%	-3.49	5.88	7.41
Returns after taxes on distributions and sale of fund shares	-2.89	-0.15	5.89	7.16
S&P 500 (pretax)	-11.91	-13.12	7.58	10.07
Lehman Brothers U.S. Aggregate Bond Index† (pretax)	1.13	7.12	3.86	4.34
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)	0.27	4.55	3.26	4.48
Lipper Flexible Portfolio Funds Index (pretax)	-4.65	-2.16	8.99	10.58

All results shown assume reinvestment of distributions.

†Effective July 1, 2008, Columbia Thermostat Fund changed its primary benchmark for debt securities to the Lehman Brothers U.S. Aggregate Bond Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.10% and 0.95%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

*Year to date data is not annualized.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets as of 6/30/08

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category as of 6/30/08

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia U.S. Treasury Index Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through June 30, 2008

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500, the Lehman Brothers U.S. Credit Intermediate Bond Index and the Lipper Flexible Portfolio Funds Index. The graph also compares the results for the Lehman Brothers U.S. Aggregate Bond Index which became the Fund's primary benchmark for debt securities, effective July 1, 2008. The Fund changed to this debt benchmark because the Advisor believes it is a more appropriate comparison to the Fund's investments. The indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $199.3 million

19

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Information
ANSYS	1,400,000	1,550,000
Avnet	3,000,000	3,240,000
Bally Technologies	3,150,000	3,400,000
Ciena	540,000	655,000
Cogent Communications	3,200,000	3,500,000
Dolby Laboratories	1,150,000	1,255,000
Hamamatsu Photonics (Japan)	0	400,000
Infogroup	800,000	2,000,000
Informatica	4,900,000	5,700,000
IPG Photonics	1,800,000	2,000,000
IXYS	1,905,000	2,035,000
Mediacom Communications	1,500,000	2,500,000
MetroPCS Communications	1,000,000	1,200,000
Mettler Toledo	750,000	900,000
Pericom Semiconductor	301,000	430,000
Prisa (Spain)	800,000	900,000
Radiant Systems	2,850,000	3,050,000
Rofin-Sinar Technologies	0	575,000
Stratasys	775,000	920,000
Virtusa	0	406,531
Zebra Technologies	1,100,000	1,155,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,758,309	2,822,455
Albemarle	560,000	900,000
Allied Waste Industries	3,330,000	4,130,000
Aptargroup	300,000	350,000
Cytec Industries	650,000	1,000,000
Haynes International	0	322,790
Intrepid Potash	0	101,500
Mine Safety Appliances	1,814,000	2,050,000
MOOG	1,000,000	1,100,000
Oshkosh Truck	1,300,000	1,900,000
Toro	1,150,000	1,350,000
Energy & Minerals
Bristow	0	115,515
Cabot Oil & Gas	0	350,000
Fugro (Netherlands)	3,900,000	3,988,636
Rex Energy	0	745,627
SBM Offshore (Netherlands)	640,200	655,814
Synthesis Energy Systems	0	1,730,000
UTS Energy (Canada)	0	762,000
Consumer Goods & Services
Choice Hotels	1,500,000	2,100,000
Life Time Fitness	600,000	925,000
Lululemon Athletica	0	700,000
Royal Caribbean Cruises	0	1,000,000
Smart Balance	2,765,000	4,600,000

	Number of Shares
	03/31/08	06/30/08
Consumer Goods & Services—continued
Talbots	0	2,523,067
Thor Industries	1,050,000	1,250,000
Finance
Conseco	6,650,000	8,250,000
Greene County Bancshares	135,000	338,165
H&E Equipment Services	1,465,000	2,500,000
Nara Bancorp	1,194,000	1,700,000
Navigators Group	0	564,515
SVB Financial Group	200,000	400,000
Valley National Bancorp	2,600,000	2,730,000
Health Care
Arena Pharmaceuticals	2,500,000	2,750,000
Array Biopharma	2,660,000	2,910,000
Auxilium Pharmaceuticals	770,000	1,660,000
Immucor	0	500,000
Luminex	0	375,000
Medarex	2,550,000	3,050,000
Neurogen	2,300,000	2,770,000
Pediatrix Medical Group	0	300,000
Pharmacopeia	1,675,000	2,000,000
Other Industries
BioMed Realty Trust	1,000,000	1,360,000
Corporate Office Properties	0	715,000

See accompanying notes to financial statements.

20

	Number of Shares
	03/31/08	06/30/08
Sales
Information
Activision	750,000	650,000
Agilysys	535,000	0
Avid Technology	1,370,000	1,100,000
Belden CDT	2,355,000	2,125,000
CNET Networks	4,000,000	0
Equinix	225,000	0
Excel Technology	735,000	659,777
International Game Technology	2,400,000	2,115,000
Jabil Circuit	690,000	0
Lions Gate Entertainment	4,000,000	2,000,000
Marchex	1,700,000	0
Netgear	1,110,000	870,000
Parametric Technology	1,800,000	0
Sanmina-SCI	29,500,000	24,250,000
SES Global (France)	2,538,800	1,456,700
Shuffle Master	2,430,000	1,050,000
Sohu.com (China)	700,000	0
Taylor Nelson Sofres (United Kingdom)	1,608,215	0
Telephone & Data Systems	350,000	0
Tellabs	15,600,000	15,374,600
Industrial Goods & Services
Carbone Lorraine (France)	334,000	267,200
Gibraltar Industries	982,000	0
Hexagon (Sweden)	4,471,900	4,150,500
Intertek Testing (United Kingdom)	900,000	800,000
Pall	2,250,000	1,400,000
Waste Connections	2,550,000	2,250,000
Watsco	2,375,000	2,100,000
Zumtobel (Austria)	449,718	0
Energy & Minerals
XTO Energy	3,000,000	2,675,000
Consumer Goods & Services
AnnTaylor Stores	1,223,000	0
Carnival	400,000	0
Chico's FAS	7,600,000	4,930,000
Genesco	775,000	0
Harley-Davidson	400,000	0
IAWS Group (Ireland)	810,000	700,000
International Speedway	900,000	800,751
RONA (Canada)	446,000	0
Scotts Miracle-Gro	2,600,000	1,000,000

ADR = American Depositary Receipt

	Number of Shares
	03/31/08	06/30/08
Finance
Anchor Bancorp Wisconsin	774,000	526,000
Glacier Bancorp	2,996,000	2,246,000
HCC Insurance Holdings	3,965,000	3,565,000
Markel	149,000	107,447
Meadowbrook Insurance Group	2,000,000	1,917,308
Philadelphia Consolidated Holding	2,390,000	2,120,000
Washington Federal	2,725,000	1,825,000
West Bancorporation	1,312,000	1,057,061
Health Care
Barrier Therapeutics	1,780,000	0
BioMarin	3,610,000	2,441,000
Collagenex Pharmaceuticals	1,200,000	0
Lincare Holdings	1,300,000	1,000,000
Medicis Pharmaceutical	550,000	0
Orthofix International	1,443,000	775,030
United Drug (Ireland)	2,750,000	2,456,700
Other Industries
DiamondRock Hospitality	3,300,000	1,900,000
Forest City Enterprises, Class B	1,398,000	1,188,000
Grupo Aeroportuario del Surest - ADR (Mexico)	634,000	0
Parkway Properties	628,000	0

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 97.5%
Information 25.2%
	> Business Software 3.8%
5,700,000	Informatica (a)(b)	$85,728
	Enterprise Data Integration Software
2,800,000	Micros Systems (a)	85,372
	Information Systems for Restaurants & Hotels
12,400,000	Novell (a)	73,036
	Directory, Operating System & Identity Management Software
1,550,000	ANSYS (a)	73,036
	Simulation Software for Engineers & Designers
3,000,000	Red Hat (a)	62,070
	Maintenance & Support for Opensource
1,950,000	Quality Systems (b)	57,096
	IT Systems for Medical Groups & Ambulatory Care Centers
1,400,000	Concur Technologies (a)	46,522
	Web Enabled Cost & Expense Management Software
2,425,000	Kenexa (a)(b)	45,687
	Recruiting & Workforce Management Solutions
1,800,000	Blackbaud	38,520
	Software & Services for Non-profits
3,050,000	Radiant Systems (a)(b)	32,727
	Point of Sale Systems: Convenience Stores & Restaurants
3,500,000	Epicor (a)(b)	24,185
	Software Systems to Run Small Businesses
1,100,000	Avid Technology (a)	18,689
	Digital Nonlinear Editing Software & Systems
3,343,000	Actuate (a)(b)	13,071
	Information Delivery Software & Solutions
		655,739
	> Instrumentation 3.5%
6,000,000	Flir Systems (a)	243,420
	Infrared Cameras
3,240,000	Trimble Navigation (a)	115,668
	GPS-based Instruments
900,000	Mettler Toledo (a)	85,374
	Laboratory Equipment
900,000	Varian (a)	45,954
	Analytical Instruments
600,000	Dionex (a)	39,822
	Ion & Liquid Chromatography
2,000,000	IPG Photonics (a)	37,620
	Fiber Lasers
1,160,000	FARO Technologies (a)(b)	29,197
	Precision Measurement Equipment
400,000	Hamamatsu Photonics (Japan)	10,378
	Optical Sensors for Medical & Industrial Applications
		607,433
	> Computer Hardware & Related Equipment 3.3%
3,800,000	Amphenol	170,544
	Electronic Connectors
2,400,000	II-VI (a)(b)	83,808
	Laser Components

Number of Shares		Value (000)
2,125,000	Belden CDT	$71,995
	Specialty Cable
1,255,000	Dolby Laboratories (a)	50,577
	Audio Technology for Consumer Electronics
1,155,000	Zebra Technologies (a)	37,699
	Bar Code Printers
1,615,000	Teradata (a)	37,371
	Enterprise Data Warehouse Systems
1,100,000	Nice Systems - ADR (Israel) (a)	32,527
	Audio & Video Recording Solutions
575,000	Rofin-Sinar Technologies (a)	17,365
	Laser Systems
920,000	Stratasys (a)	16,983
	Rapid Prototyping Systems
659,777	Excel Technology (a)(b)	14,726
	Laser Systems & Electro-optical Components
870,000	Netgear (a)	12,058
	Networking Products for Small Business & Home
305,000	Rogers (a)	11,465
	Printed Circuit Board Laminates & High-performance Foams
500,000	Intermec (a)	10,540
	Bar Code & Wireless LAN Systems
		567,658
	> Mobile Communications 2.0%
4,500,000	Crown Castle International (a)	174,285
	Communications Towers
3,500,000	American Tower (a)	147,875
	Communications Towers in USA & Mexico
1,200,000	MetroPCS Communications (a)	21,252
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)	4,245
	Satellite Mobile Voice & Data Carrier
		347,657
	> Gaming Equipment & Services 1.5%
3,400,000	Bally Technologies (a)(b)	114,920
	Slot Machines & Software
3,000,000	Scientific Games (a)	88,860
	Lottery Services Provider
2,115,000	International Game Technology	52,833
	Slot Machines & Progressive Slots
1,050,000	Shuffle Master (a)	5,187
	Card Shufflers & Casino Games
		261,800
	> Semiconductors & Related Equipment 1.5%
2,340,000	Microsemi (a)	58,921
	Analog/Mixed-signal Semiconductors
1,420,000	Littelfuse (a)(b)	44,801
	Little Fuses
3,614,000	ON Semiconductor (a)	33,140
	Mixed-signal & Power Management Semiconductors
2,600,000	Integrated Device Technology (a)	25,844
	Communications Semiconductors
2,035,000	IXYS (a)(b)	24,298
	Power Semiconductors
1,035,000	Supertex (a)(b)	24,157
	Mixed-signal Semiconductors

See accompanying notes to financial statements.

22

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
3,000,000	Entegris (a)	$19,650
	Semiconductor Wafer Shipping & Handling Products
6,591,493	Everlight Electronics (Taiwan)	17,026
	LED Packager
430,000	Pericom Semiconductor (a)	6,381
	Interface ICs & Frequency Control Products
		254,218
	> CATV 1.3%
4,500,000	Discovery Holding (a)	98,820
	CATV Programming
83,000	Jupiter Telecommunications (Japan)	64,330
	Largest Cable Service Provider in Japan
1,500,000	Liberty Global, Series C (a)	45,540
	CATV Franchises Outside the USA
2,500,000	Mediacom Communications (a)	13,350
	CATV Franchises
		222,040
	> Telephone Services 1.3%
8,100,000	TW Telecom (a)(b)	129,843
	Fiber Optic Telephone/Data Services
3,500,000	Cogent Communications (a)(b)	46,900
	Internet Data Pipelines
3,500,000	PAETEC Holding (a)	22,225
	Telephone/Data Services for Business
3,000,000	General Communications (a)(b)	20,610
	CATV, Web, Phone & Commercial Communications Provider in Alaska
		219,578
	> Financial Processors 1.1%
2,774,000	Global Payments	129,269
	Credit Card Processor
2,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	36,551
	Hong Kong Equity & Derivatives Market Operator
4,000,000	Singapore Exchange (Singapore)	20,315
	Singapore Equity & Derivatives Market Operator
		186,135
	> Internet Related 1.0%
9,500,000	SkillSoft - ADR (a)(b)	85,880
	Web-based Learning Solutions (E-Learning)
3,400,000	ValueClick (a)	51,510
	Internet Advertising
2,000,000	Switch & Data Facilities (a)(b)	33,980
	Network Neutral Data Centers
1,400,000	TheStreet.com	9,114
	Financial Information Website Publisher
		180,484
	> Business Information & Marketing Services 0.8%
2,500,000	Navigant Consulting (a)(b)	48,900
	Financial Consulting Firm

Number of Shares		Value (000)
1,500,000	Viad (b)	$38,685
	Trade Show Services, Travel & Tours
420,000	FTI Consulting (a)	28,753
	Financial Consulting Firm
2,000,000	Voyager Learning (a)(b)	10,900
	Education Services for the K-12 Market
2,000,000	Infogroup	8,780
	Business Data for Sales Leads
250,000	Getty Images (a)	8,483
	Photographs for Publications & Electronic Media
		144,501
	> Telecommunications Equipment 0.8%
15,374,600	Tellabs (a)	71,492
	Telecommunications Equipment
2,030,000	Polycom (a)	49,451
	Video Conferencing Equipment
655,000	Ciena (a)	15,176
	Optical Transport & Broadband Access Equipment
		136,119
	> Publishing 0.6%
1,200,000	NAVTEQ (a)	92,400
	Map Data for Electronic Devices
1,300,000	Informa Group (United Kingdom)	10,694
	Global Publisher & Event Organizer
900,000	Prisa (Spain)	9,636
	Leading Spanish-speaking Publisher
		112,730
	> Computer Services 0.6%
5,000,000	iGate (a)(b)	40,650
	IT & Business Process Outsourcing Services
4,600,000	Hackett Group (a)(b)	26,404
	IT Integration & Best Practice Research
1,150,000	SRA International (a)	25,829
	Government IT Services
406,531	Virtusa (a)	4,118
	Offshore IT Outsourcing
		97,001
	> Electronics Distribution 0.5%
3,240,000	Avnet (a)	88,387
	Electronic Components Distribution
		88,387
	> Consumer Software 0.5%
3,000,000	THQ (a)	60,780
	Entertainment Software
650,000	Activision (a)	22,145
	Entertainment Software
		82,925
	> Contract Manufacturing 0.4%
1,475,000	Plexus (a)	40,828
	Electronic Manufacturing Services
24,250,000	Sanmina-SCI (a)	31,040
	Electronic Manufacturing Services
		71,868

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Satellite Broadcasting & Services 0.3%
1,456,700	SES Global (France)	$36,925
	Satellite Broadcasting Services
520,000	Liberty Media - Entertainment (a)	12,600
	Satellite TV Operations & CATV Programming
		49,525
	> Television Programming 0.1%
2,000,000	Lions Gate Entertainment (a)	20,720
	Film & TV Studio
		20,720
	> Advertising 0.1%
1,250,000	VisionChina Media - ADR (China) (a)	19,838
	Advertising on Digital Screens in China's Mass Transit System
		19,838
	> Radio 0.1%
1,400,000	Saga Communications (a)(b)	7,014
	Radio Stations in Small- & Mid-sized Cities
1,500,000	Cumulus Media (a)	5,910
	Radio Stations in Small Cities
1,541,000	Salem Communications (b)	3,036
	Radio Stations for Religious Programming
2,400,000	Spanish Broadcasting System (a)(b)	2,736
	Spanish Language Radio Stations
		18,696
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	10,050
	Spanish Language TV & Radio Stations
1,750,000	Gray Television	5,023
	Mid-market Affiliated TV Stations
		15,073
Information: Total		4,360,125
Industrial Goods & Services 18.9%
	> Machinery 7.2%
5,000,000	Ametek	236,100
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	187,488
	Industrial Air Filtration
3,500,000	Clarcor (b)	122,850
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (a)(b)	103,224
	Automatic Electric Meter Readers
2,850,000	Pentair	99,807
	Pumps & Water Treatment
1,800,000	Kaydon (b)	92,538
	Specialized Friction & Motion Control Products
1,250,000	Nordson	91,112
	Dispensing Systems for Adhesives & Coatings
2,050,000	Mine Safety Appliances (b)	81,980
	Safety Equipment
1,400,000	Pall	55,552
	Filtration & Fluids Clarification
1,350,000	Toro	44,915
	Turf Maintenance Equipment

Number of Shares		Value (000)
1,100,000	MOOG (a)	$40,964
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,900,000	Oshkosh Truck	39,311
	Specialty Truck Manufacturer
423,000	Lincoln Electric	33,290
	Welding Equipment & Consumables
360,000	Union Tool (Japan)	10,476
	Precision Drill Bit Manufacturer
		1,239,607
	> Other Industrial Services 3.1%
5,500,000	Expeditors International of Washington	236,500
	International Freight Forwarder
1,900,000	Forward Air (b)	65,740
	Freight Transportation Between Airports
2,250,000	UTI Worldwide	44,887
	Global Logistics & Freight Forwarding
1,750,000	Mobile Mini (a)(b)	35,000
	Portable Storage Units Leasing
2,000,000	American Reprographics (a)	33,300
	Document Management & Logistics
2,300,000	TrueBlue (a)(b)	30,383
	Temporary Manual Labor
1,122,000	Imtech (Netherlands)	26,374
	Engineering & Technical Services
2,000,000	American Commercial Lines (a)	21,860
	Operator/Builder of Inland Barges
600,000	G&K Services	18,276
	Uniform Rental
800,000	Intertek Testing (United Kingdom)	15,744
	Testing, Inspection & Certification Services
615,000	TAL International Group	13,985
	Intermodal Freight Containers Leasing
		542,049
	> Industrial Materials & Specialty Chemicals 2.3%
1,950,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	90,870
	Producer of Specialty Fertilizers, Lithium & Iodine
1,000,000	Cytec Industries	54,560
	Aerospace Composites & Specialty Chemical
600,000	Greif	38,418
	Industrial Packaging
1,260,000	Albany International	36,540
	Paper Machine Clothing & Advanced Textiles
400,000	Novozymes (Denmark)	36,144
	Industrial Enzymes
900,000	Albemarle	35,919
	Refinery Catalysts & Other Specialty Chemicals
15,000	Sika (Switzerland)	23,611
	Chemicals for Construction & Industrial Applications
1,378,000	Drew Industries (a)(b)	21,979
	RV & Manufactured Home Components
2,850,000	Kansai Paint (Japan)	19,727
	Paint Producer in Japan, India, China & Southeast Asia

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
267,200	Carbone Lorraine (France)	$14,728
	Advanced Industrial Materials
350,000	Aptargroup	14,683
	Dispensing Systems for Consumer Products & Pharmaceuticals
101,500	Intrepid Potash (a)	6,677
	U.S. Potash Producer
		393,856
	> Industrial Distribution 1.9%
1,925,000	Airgas	112,401
	Industrial Gas Distributor
1,300,000	WW Grainger	106,340
	Industrial Distribution
2,100,000	Watsco (b)	87,780
	HVAC Distribution
1,700,000	Interline Brands (a)(b)	27,081
	Industrial Distribution
		333,602
	> Construction 1.4%
750,000	Martin Marietta Materials	77,692
	Aggregates
2,200,000	Simpson Manufacturing	52,228
	Wall Joint Maker
850,000	Texas Industries	47,711
	Aggregates, Cement & Concrete
775,000	Vulcan Materials	46,330
	Aggregates, Concrete & Asphalt
484,000	M/I Homes	7,613
	Home Builder
		231,574
	> Conglomerates 0.9%
4,150,500	Hexagon (Sweden)	75,809
	Measurement Equipment & Polymers
2,822,455	Aalberts Industries (Netherlands)	53,326
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	21,811
	Electronic Parts & Ceramics
		150,946
	> Outsourcing Services 0.8%
2,300,000	Quanta Services (a)	76,521
	Electrical & Telecom Construction Services
2,025,000	Administaff (b)	56,477
	Professional Employer Organization
600,000	GP Strategies (a)	6,030
	Training Programs
		139,028
	> Waste Management 0.7%
2,250,000	Waste Connections (a)	71,842
	Solid Waste Management
4,130,000	Allied Waste Industries (a)	52,121
	Solid Waste Management
		123,963
	> Electrical Components 0.4%
1,100,000	Acuity Brands	52,888
	Commercial Lighting Fixtures

Number of Shares		Value (000)
1,125,000	Ushio (Japan)	$18,382
	Industrial Light Sources
		71,270
	> Steel 0.2%
550,000	Commercial Metals	20,735
	Vertically Integrated Steelmaker
322,790	Haynes International (a)	18,576
	Producer of High Performance Alloys
		39,311
Industrial Goods & Services: Total		3,265,206
Energy & Minerals 14.6%
	> Oil & Gas Producers 7.1%
2,700,000	Ultra Petroleum (a)	265,140
	Oil & Gas Producer
2,675,000	XTO Energy	183,264
	Oil & Gas Producer
3,600,000	Southwestern Energy (a)	171,396
	Oil & Gas Producer
2,400,000	Equitable Resources	165,744
	Natural Gas Producer & Utility
1,700,000	Carrizo Oil & Gas (a)(b)	115,753
	Explores for Natural Gas & Crude Oil
1,500,000	Range Resources	98,310
	Oil & Gas Producer
5,020,550	Pacific Rubiales Energy (Canada) (a)	66,123
	Oil Production & Exploration in Colombia
1,400,000	Denbury Resources (a)	51,100
	Oil Producer Using Co2 Injection
2,400,000	Tullow Oil (United Kingdom)	45,653
	Oil & Gas Producer
350,000	Cabot Oil & Gas	23,706
	Large Natural Gas Producer in Appalachia & Gulf Coast
745,627	Rex Energy (a)	19,685
	Oil & Gas Producer
2,000,000	Vaalco Energy (a)	16,940
	Oil & Gas Producer
762,000	UTS Energy (Canada) (a)	4,454
	Operator of Canadian Oil Sands Mines
		1,227,268
	> Oil Services 7.0%
5,340,000	FMC Technologies (a)	410,806
	Oil & Gas Wellhead Manufacturer
3,988,636	Fugro (Netherlands) (b)	340,685
	Oilfield Services
1,200,000	Atwood Oceanics (a)	149,208
	Offshore Drilling Contractor
1,055,000	Exterran Holdings (a)	75,422
	Natural Gas Compressor Rental & Fabrication
1,675,000	Dresser-Rand Group (a)	65,493
	Largest Manufacturer of Compressors
1,750,000	Tesco (a)	55,913
	Developing New Well Drilling Technologies
1,988,000	Tetra Technologies (a)	47,135
	U.S.-based Service Company with Life of Field Approach

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil Services—continued
1,283,100	ShawCor (Canada)	$45,299
	Oil & Gas Pipeline Products
655,814	SBM Offshore (Netherlands)	24,203
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
115,515	Bristow (a)	5,717
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
		1,219,881
	> Mining 0.3%
7,725,000	Uranium One (South Africa) (a)	36,364
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,000,000	Ivanhoe Mines (Canada) (a)	10,836
	Copper Mine Project in Mongolia
		47,200
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	21,241
	Natural Gas Distribution, Pipeline Processing & Trading
		21,241
	> Alternative Energy 0.1%
1,730,000	Synthesis Energy Systems (a)	15,570
	Owner/Operator of Gasification Plants
		15,570
Energy & Minerals: Total		2,531,160
Consumer Goods & Services 13.5%
	> Retail 3.1%
3,140,000	Abercrombie & Fitch	196,815
	Teen Apparel Retailer
4,850,000	Urban Outfitters (a)	151,272
	Apparel & Home Specialty Retailer
1,975,000	J Crew Group (a)	65,195
	Multi-channel Branded Retailer
2,523,067	Talbots	29,242
	Women's Specialty Retailer
4,930,000	Chico's FAS (a)	26,474
	Women's Specialty Retailer
700,000	Lululemon Athletica (a)	20,342
	Premium Active Apparel Retailer
2,800,000	Christopher & Banks (b)	19,040
	Women's Apparel Retailer
1,200,000	Gaiam (a)(b)	16,212
	Healthy Living Catalogs & E-Commerce
550,000	Family Dollar	10,967
	Discount Retailer
		535,559
	> Other Consumer Services 2.0%
2,200,000	ITT Educational Services (a)(b)	181,786
	Post-secondary Degree Services
1,275,000	Weight Watchers International	45,403
	Weight Loss Programs
925,000	Life Time Fitness (a)	27,334
	Sport & Fitness Club Operator

Number of Shares		Value (000)
1,500,000	Career Education (a)	$21,915
	Post-secondary Education
1,500,000	Universal Technical Institute (a)(b)	18,690
	Vocational Training
2,550,000	Princeton Review (a)(b)	17,238
	College Preparation Courses
2,100,000	Park24 (Japan)	12,716
	Parking Lot Operator
110,000	Pierre & Vacances (France)	11,316
	Vacation Apartment Lets
100,000	Lincoln Technical Institute (a)	1,163
	Vocational Training
		337,561
	> Apparel 1.7%
7,330,000	Coach (a)	211,691
	Designer & Retailer of Branded Leather Accessories
3,000,000	Billabong International (Australia)	31,060
	Action Sports Apparel Brand Manager
900,000	True Religion Apparel (a)	23,985
	Premium Denim
1,069,000	Oxford Industries (b)	20,471
	Branded & Private Label Apparel
550,000	Under Armour (a)	14,102
	Performance Apparel Wholesaler
		301,309
	> Travel 1.3%
2,390,000	Vail Resorts (a)(b)	102,364
	Ski Resort Operator & Developer
4,000,000	Expedia (a)	73,520
	Online Travel Services Company
2,100,000	Choice Hotels	55,650
	Franchisor of Budget Hotel Brands
		231,534
	> Furniture & Textiles 1.1%
4,000,000	Herman Miller (b)	99,560
	Office Furniture
3,800,000	Knoll (b)	46,170
	Office Furniture
2,000,000	HNI	35,320
	Office Furniture & Fireplaces
600,000	American Woodmark	12,678
	Kitchen Cabinet Manufacturer
		193,728
	> Nondurables 1.0%
1,010,000	Chattem (a)(b)	65,701
	Personal Care Products
2,500,000	Jarden (a)	45,600
	Branded Household Products
1,900,000	Helen of Troy (a)(b)	30,628
	Hair Dryers & Curling Irons
1,000,000	Scotts Miracle-Gro	17,570
	Consumer Lawn & Garden Products
225,000	Energizer Holdings (a)	16,445
	Household & Personal Care Products
		175,944

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Casinos & Gaming 0.8%
1,700,000	Penn National Gaming (a)	$54,655
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	42,485
	Regional Casino Operator
2,380,000	Intralot (Greece)	40,844
	Lottery & Gaming Systems & Services
		137,984
	> Leisure Products 0.7%
800,751	International Speedway	31,253
	Largest Motorsports Racetrack Owner & Operator
1,416,000	Speedway Motorsports	28,858
	Motorsports Racetrack Owner & Operator
1,250,000	Thor Industries	26,575
	RV & Bus Manufacturer
5,410,390	Ducati Motor (Italy) (a)	13,945
	Motorcycles & Related Merchandise
2,766,000	Fleetwood Enterprises (a)	7,247
	RV & Manufactured Home Maker
640,000	Winnebago	6,521
	Premier Motorhome Maker
		114,399
	> Restaurants 0.6%
2,145,000	Sonic (a)	31,746
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (a)(b)	27,740
	Casual Dining Restaurant
1,150,000	Cheesecake Factory (a)	18,296
	Casual Dining Restaurants
1,800,000	AFC Enterprises (a)(b)	14,382
	Popeyes Restaurants
800,000	California Pizza Kitchen (a)	8,952
	Casual Dining Restaurant
		101,116
	> Food & Beverage 0.6%
1,600,000	Hansen Natural (a)	46,112
	Alternative Beverages
4,600,000	Smart Balance (a)(b)	33,166
	Healthy Food Products
700,000	IAWS Group (Ireland)	17,524
	Baked Goods
		96,802
	> Consumer Goods Distribution 0.3%
2,890,000	Pool (b)	51,326
	Distributor of Swimming Pool Supplies & Equipment
		51,326
	> Cruise Lines 0.1%
1,000,000	Royal Caribbean Cruises	22,470
	Largest Cruise Line
		22,470
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	17,430
	Event Ticket Sales
		17,430

Number of Shares		Value (000)
	> Other Durable Goods 0.1%
1,500,000	Champion Enterprises (a)	$8,775
	Manufactured Homes
172,000	Cavco Industries (a)	5,630
	Higher End Manufactured Homes
		14,405
Consumer Goods & Services: Total		2,331,567
Finance 12.3%
	> Insurance 4.0%
1,748,000	Leucadia National	82,051
	Insurance Holding Company
8,250,000	Conseco (a)	81,840
	Life, Long-term Care & Medical Supplement Insurance
1,200,000	Assurant	79,152
	Specialty Insurance
3,565,000	HCC Insurance Holdings	75,364
	Specialty Insurance
2,120,000	Philadelphia Consolidated Holding (a)	72,017
	Specialty Insurance
2,000,000	Delphi Financial Group	46,280
	Group Employee Benefit Products & Services
107,447	Markel (a)	39,433
	Specialty Insurance
995,000	Protective Life	37,860
	Life Insurance
740,000	StanCorp Financial Group	34,750
	Group Life & Disability Insurance
1,000,000	Endurance Specialty Holdings	30,790
	Commercial Lines Insurance/Reinsurance
564,515	Navigators Group (a)	30,512
	Specialty Insurance
1,420,000	Selective Insurance Group	26,639
	Commercial & Personal Lines Insurance
1,000,000	Aspen Insurance	23,670
	Commercial Lines Insurance/Reinsurance
1,917,308	Meadowbrook Insurance Group (b)	10,162
	Specialty Insurance Products & Services
500,000	Stewart Information Services	9,670
	Title Company
		680,190
	> Banks 2.9%
3,500,000	BOK Financial (b)	187,075
	Tulsa-based Southwest Bank
3,511,000	Associated Banc-Corp	67,727
	Midwest Bank
3,750,000	TCF Financial	45,113
	Great Lakes Bank
1,960,000	MB Financial (b)	44,041
	Chicago Bank
2,730,000	Valley National Bancorp	43,052
	New Jersey/New York Bank
2,246,000	Glacier Bancorp	35,914
	Mountain States Bank
400,000	SVB Financial Group (a)	19,244
	Bank to Venture Capitalists

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Banks—continued
1,700,000	Nara Bancorp (b)	$18,241
	Korean Focused L.A. Bank
1,200,000	TriCo Bancshares (b)	13,140
	California Central Valley Community Bank
1,057,061	West Bancorporation (b)	9,196
	Des Moines Commercial Bank
837,000	West Coast Bancorp (b)	7,257
	Portland Small Business Bank
450,000	First Busey	5,949
	Illinois Bank
338,165	Greene County Bancshares	4,741
	Tennessee Bank
		500,690
	> Brokerage & Money Management 2.1%
6,168,000	SEI Investments	145,071
	Mutual Fund Administration & Investment Management
3,405,000	Eaton Vance	135,383
	Specialty Mutual Funds
250,000	Affiliated Managers Group (a)	22,515
	Asset Manager Holding Company
600,000	Lazard	20,490
	Investment & Acquistition Advisory
600,000	Cohen & Steers	15,582
	Top REIT Fund Manager
450,000	Investment Technology Group (a)	15,057
	Electronic Trading
550,000	KBW (a)	11,319
	Investment Bank to Financial Industry
		365,417
	> Finance Companies 1.7%
7,235,000	AmeriCredit (a)(b)	62,366
	Auto Lending
1,675,000	World Acceptance (a)(b)	56,397
	Personal Loans
2,000,000	McGrath Rentcorp (b)	49,180
	Temporary Space & IT Rentals
795,000	GATX	35,242
	Rail Car Lessor
2,500,000	H&E Equipment Services (a)(b)	30,050
	Heavy Equipment Leasing
1,500,000	CAI International (a)(b)	26,100
	International Container Leasing & Management
550,000	Aaron Rents	12,281
	Rent to Own
850,000	Electro Rent	10,659
	Test & Measurement Rentals
1,091,000	Marlin Business Services (a)(b)	7,561
	Small Equipment Leasing
		289,836
	> Savings & Loans 1.6%
13,291,000	People's United	207,340
	Connecticut Savings & Loan
750,000	Housing Development Finance (India)	33,713
	Indian Mortgage Lender
1,825,000	Washington Federal	33,032
	Traditional Thrift

Number of Shares		Value (000)
360,000	Provident New York Bancorp	$3,982
	New York State Thrift
526,000	Anchor Bancorp Wisconsin	3,687
	Wisconsin Thrift
		281,754
Finance: Total		2,117,887
Health Care 8.7%
	> Medical Equipment & Devices 2.6%
1,350,000	Alexion Pharmaceuticals (a)	97,875
	Biotech Focused on Orphan Diseases
3,516,000	Hologic (a)	76,649
	Diagnostic & Medical Imaging Equipment for Women's Health
725,000	Illumina (a)	63,155
	Leading Tools & Service Provider for Genetic Analysis
1,000,000	Edwards Lifesciences (a)	62,040
	Heart Valves
870,000	Vital Signs (b)	49,398
	Anesthesia, Respiratory & Sleep Products
700,000	Haemonetics (a)	38,822
	Blood & Plasma Collection Equipment
700,000	Kinetic Concepts (a)	27,937
	Wound Healing & Tissue Repair
775,030	Orthofix International (a)	22,437
	Bone Fixation & Stimulation Devices
		438,313
	> Health Care Services 1.9%
1,400,000	Charles River Laboratories (a)	89,488
	Pharmaceutical Research
1,650,000	Rhoen-Klinikum (Germany)	52,399
	Health Care Services
3,000,000	Eresearch Technology (a)(b)	52,320
	Clinical Research Services
1,250,000	Psychiatric Solutions (a)	47,300
	Behavioral Health Services
2,250,000	PSS World Medical (a)	36,675
	Medical Supplies
1,000,000	Lincare Holdings (a)	28,400
	Home Health Care Services
300,000	Pediatrix Medical Group (a)	14,769
	Physician Management for Pediatric & Anesthesia Practices
850,000	Healthcare Services Group	12,928
	Outsourced Services to Long-term Care Industry
		334,279
	> Biotechnology & Drug Delivery 1.8%
2,441,000	BioMarin (a)	70,740
	Biotech Focused on Orphan Diseases
1,660,000	Auxilium Pharmaceuticals (a)	55,809
	Biotech Focused on Niche Disease Areas
3,970,000	Seattle Genetics (a)(b)	33,586
	Antibody-based Therapies for Cancer
1,085,000	Amylin (a)	27,548
	Biotech Company Focused on Diabetes & Obesity
550,000	Myriad Genetics (a)	25,036
	Drugs/Diagnostics Hybrid

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
220,000	United Therapeutics (a)	$21,505
	Biotech Focused on Rare Diseases
3,050,000	Medarex (a)	20,161
	Humanized Antibodies
5,325,000	Nektar Therapeutics (a)(b)	17,839
	Drug Delivery Technologies
2,750,000	Arena Pharmaceuticals (a)	14,273
	Novel Drug Targeting Technology
2,910,000	Array Biopharma (a)(b)	13,677
	Drugs for Cancer & Inflammatory Diseases
2,000,000	Pharmacopeia (a)(b)	7,660
	Biotech Company with Broad Early-stage Pipeline
2,770,000	Neurogen (a)(b)	2,853
	Development-stage Biotech Focused on Neurology
2,520,000	Decode Genetics (a)	2,318
	Drugs for Heart Attack, Asthma & Vascular Disease
1,249,999	Perlegen Sciences (a)(c)	362
	Large Scale Gene Sequencing
359,944	MicroDose Technologies (a)(c)	324
	Drug Inhaler Development
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	188
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	97
	High Throughput Rational Drug Design
		313,976
	> Medical Supplies 1.8%
1,090,000	Henry Schein (a)	56,211
	Largest Distributor of Healthcare Products
1,200,000	Owens & Minor	54,828
	Distribution of Medical Supplies
2,200,000	QIAGEN (Netherlands) (a)	44,286
	Life Science Company; DNA/RNA Purification
486,000	Techne (a)	37,612
	Cytokines, Antibodies & Other Reagents for Life Science
1,250,000	ICU Medical (a)(b)	28,600
	Intravenous Therapy Products
700,000	Cooper	26,005
	Contact Lens Manufacturer
790,000	Meridian Biosciences	21,267
	Niche Diagnostics/Life Science Company
400,000	Idexx Laboratories (a)	19,496
	Diagnostic Equipment & Services for Veterinarians
500,000	Immucor (a)	12,940
	Automated Blood Typing
375,000	Luminex (a)	7,706
	Instrument/Consumables Supplier
		308,951
	> Pharmaceuticals 0.6%
1,115,000	Cephalon (a)	74,359
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
4,000,000	QLT (a)(b)	13,720
	Specialty Pharmaceuticals for Ophthalmology & Dermatology

Number of Shares		Value (000)
2,456,700	United Drug (Ireland)	$13,654
	Irish Pharmaceutical Wholesaler & Outsourcer
		101,733
Health Care: Total		1,497,252
Other Industries 4.3%
	> Real Estate 2.8%
3,150,000	Gaylord Entertainment (a)(b)	75,474
	Convention Hotels
860,000	Federal Realty Investment Trust	59,340
	Shopping Centers
650,000	SL Green Realty	53,768
	Manhattan Office Buildings
1,320,000	General Growth Properties	46,240
	Regional Shopping Malls
635,000	Macerich Company	39,452
	Regional Shopping Malls
1,188,000	Forest City Enterprises, Class B (b)	38,313
	Commercial & Residential Property Developer
850,000	Digital Realty Trust	34,773
	Technology-focused Office Buildings
1,360,000	BioMed Realty Trust	33,361
	Life Science-focused Office Buildings
900,000	American Campus Communities	25,056
	Student Housing
715,000	Corporate Office Properties	24,546
	Office Buildings
1,720,000	Kite Realty Group (b)	21,500
	Community Shopping Centers
1,900,000	DiamondRock Hospitality	20,691
	Hotel Owner
8,200	Kenedix (Japan)	10,039
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (a)(c)(d)	—
	Self Storage Properties
		482,553
	> Transportation 1.2%
3,000,000	JB Hunt Transport Services	99,840
	Truck & Intermodal Carrier
3,000,000	Heartland Express	44,730
	Regional Trucker
38,000,000	Jiangsu Expressway (China)	31,142
	Chinese Toll Road Operator
1,550,000	Rush Enterprises (a)(b)	18,616
	Truck Distribution
5,000,000	China Shipping Development (China)	15,005
	China's Dominant Shipper for Oil & Coal
		209,333
	> Regulated Utilities 0.3%
1,800,000	Northeast Utilities	45,954
	Regulated Electric Utility
		45,954
Other Industries: Total		737,840
Total Equities: 97.5% (Cost: $12,176,149)		16,841,037

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Principal Amount (000)		Value (000)
Short-Term Obligations 2.8%
	> Commercial Paper 2.7%
$50,000	IBM International (e) 2.05% Due 7/01/08	$50,000
	Nestle Capital: (e)
46,000	2.04% Due 7/03/08	45,995
40,000	2.14% Due 7/02/08	39,998
	General Electric Capital:
46,000	1.95% Due 7/07/08	45,985
40,000	2.00% Due 7/11/08	39,978
	Toyota Motor Credit:
45,000	2.10% Due 7/08/08	44,982
35,000	2.10% Due 7/10/08	34,982
45,000	AT&T (e) 2.19% Due 7/14/08	44,964
43,000	Walgreen (e) 2.27% Due 7/09/08	42,978
43,000	Dupont Ei De Nemours (e) 2.15% Due 7/31/08	42,923
35,000	United Parcel Service (e) 2.02% Due 7/09/08	34,984
		467,769
	> Repurchase Agreement 0.1%
13,001	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/23, market value $13,266 (repurchase proceeds $13,002)	13,001
		13,001
Total Short-Term Obligations: (Amortized Cost: $480,770)		480,770
Total Investments: 100.3% (Cost: $12,656,919)(f)(g)		17,321,807
Cash and Other Assets Less Liabilities: (0.3)%		(47,608)
Total Net Assets: 100%		$17,274,199

ADR = American Depositary Receipts

See accompanying notes to financial statements.

30

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
Actuate	5,000,000	-	1,657,000	3,343,000	$13,071	$-
Administaff	2,025,000	-	-	2,025,000	56,477	446
AFC Enterprises	1,800,000	-	-	1,800,000	14,382	-
AmeriCredit	7,235,000	-	-	7,235,000	62,366	-
Array Biopharma	2,660,000	250,000	-	2,910,000	13,677	-
Bally Technologies	3,150,000	250,000	-	3,400,000	114,920	-
Barrier Therapeutics*	1,780,000	-	1,780,000	-	-	-
Belden CDT*	2,280,000	75,000	230,000	2,125,000	71,995	224
BOK Financial	3,500,000	-	-	3,500,000	187,075	1,488
CAI International	1,500,000	-	-	1,500,000	26,100	-
Carrizo Oil & Gas	1,656,000	44,000	-	1,700,000	115,753	-
Chattem	1,010,000	-	-	1,010,000	65,701	-
Christopher & Banks	2,800,000	-	-	2,800,000	19,040	336
Clarcor	3,500,000	-	-	3,500,000	122,850	560
Cogent Communications	2,836,000	664,000	-	3,500,000	46,900	-
Collagenex Pharmaceuticals*	1,200,000	-	1,200,000	-	-	-
Donaldson	4,200,000	-	-	4,200,000	187,488	924
Drew Industries	1,378,000	-	-	1,378,000	21,979	-
Epicor	3,500,000	-	-	3,500,000	24,185	-
Eresearch Technology	3,000,000	-	-	3,000,000	52,320	-
ESCO Technologies	2,200,000	-	-	2,200,000	103,224	-
Excel Technology	735,000	-	75,223	659,777	14,726	-
FARO Technologies	1,044,000	116,000	-	1,160,000	29,197	-
First Mutual Bancshares*	400,000	-	400,000	-	-	-
Forest City Enterprises, Class B	1,398,000	-	210,000	1,188,000	38,313	218
Forward Air	1,900,000	-	-	1,900,000	65,740	266
Fugro	3,900,000	88,636	-	3,988,636	340,685	7,601
Gaiam	1,200,000	-	-	1,200,000	16,212	-
Gaylord Entertainment	2,180,000	970,000	-	3,150,000	75,474	-
General Communications	2,241,000	759,000	-	3,000,000	20,610	-
Gibraltar Industries*	2,860,000	-	2,860,000	-	-	60
Glacier Bancorp*	4,246,000	-	2,000,000	2,246,000	35,914	941
H&E Equipment Services	600,000	1,900,000	-	2,500,000	30,050	-
Hackett Group	4,600,000	-	-	4,600,000	26,404	-
Helen of Troy	1,900,000	-	-	1,900,000	30,628	-
Herman Miller	4,000,000	-	-	4,000,000	99,560	704
ICU Medical	1,250,000	-	-	1,250,000	28,600	-
iGate	5,000,000	-	-	5,000,000	40,650	-
II-VI	2,400,000	-	-	2,400,000	83,808	-
Informatica	4,095,000	1,605,000	-	5,700,000	85,728	-
Interline Brands	1,700,000	-	-	1,700,000	27,081	-
ITT Educational Services	2,000,000	200,000	-	2,200,000	181,786	-
IXYS	1,905,000	130,000	-	2,035,000	24,298	-
Kaydon	1,696,000	104,000	-	1,800,000	92,538	540
Kenexa	2,425,000	-	-	2,425,000	45,687	-
Kite Realty Group	1,720,000	-	-	1,720,000	21,500	705
Knoll	3,400,000	400,000	-	3,800,000	46,170	912
Littelfuse	1,420,000	-	-	1,420,000	44,801	-
Marchex*	1,700,000	-	1,700,000	-	-	54
Marlin Business Services	1,100,000	-	9,000	1,091,000	7,561	-
MB Financial	1,240,000	720,000	-	1,960,000	44,041	619
McGrath Rentcorp	1,700,000	300,000	-	2,000,000	49,180	706
Meadowbrook Insurance Group	2,000,000	-	82,692	1,917,308	10,162	80
Mine Safety Appliances	1,814,000	236,000	-	2,050,000	81,980	891
Mobile Mini	1,750,000	-	-	1,750,000	35,000	-
Nara Bancorp	-	1,700,000	-	1,700,000	18,241	73
Navigant Consulting	2,500,000	-	-	2,500,000	48,900	-
Nektar Therapeutics	1,650,000	3,675,000	-	5,325,000	17,839	-

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
Neurogen	2,300,000	470,000	-	2,770,000	$2,853	$-
Orthofix International*	1,330,000	113,000	667,970	775,030	22,437	-
Oxford Industries	1,069,000	-	-	1,069,000	20,471	385
Pharmacopeia	1,675,000	325,000	-	2,000,000	7,660	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	42,485	-
Pool	2,890,000	-	-	2,890,000	51,326	723
Princeton Review	2,550,000	-	-	2,550,000	17,238	-
QLT	4,000,000	-	-	4,000,000	13,720	-
Quality Systems	1,510,000	840,000	400,000	1,950,000	57,096	923
Radiant Systems	2,500,000	550,000	-	3,050,000	32,727	-
Red Robin Gourmet Burgers	1,000,000	-	-	1,000,000	27,740	-
Rush Enterprises	956,000	594,000	-	1,550,000	18,616	-
Saga Communications	1,400,000	-	-	1,400,000	7,014	-
Salem Communications	1,541,000	-	-	1,541,000	3,036	-
Sanmina-SCI*	29,500,000	-	5,250,000	24,250,000	31,040	-
Seattle Genetics	3,720,000	250,000	-	3,970,000	33,586	-
Shuffle Master*	2,430,000	-	1,380,000	1,050,000	5,187	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	85,880	-
Smart Balance	1,500,000	3,100,000	-	4,600,000	33,166	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	2,736	-
Supertex	900,000	135,000	-	1,035,000	24,157	-
Switch & Data Facilities	2,000,000	-	-	2,000,000	33,980	-
TW Telecom	8,000,000	100,000	-	8,100,000	129,843	-
TriCo Bancshares	900,000	300,000	-	1,200,000	13,140	312
TrueBlue	2,300,000	-	-	2,300,000	30,383	-
Universal Technical Institute	1,500,000	-	-	1,500,000	18,690	135
Vail Resorts	2,390,000	-	-	2,390,000	102,364	-
Viad	1,453,000	47,000	-	1,500,000	38,685	120
Vital Signs	870,000	-	-	870,000	49,398	183
Voyager Learning	2,000,000	-	-	2,000,000	10,900	-
Watsco	2,375,000	-	275,000	2,100,000	87,780	2,019
West Bancorporation	1,312,000	-	254,939	1,057,061	9,196	402
West Coast Bancorp	1,437,000	-	600,000	837,000	7,257	307
World Acceptance	1,675,000	-	-	1,675,000	56,397	-
Total of Affiliated Transactions	242,812,000	21,010,636	21,031,824	242,790,812	$4,306,751	$23,857

*  At June 30, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2008, was $3,633,643 and $4,306,751, respectively. Investments in affiliate companies represented 24.9% of the Fund's total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $971, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Perlegen Sciences	3/30/01	1,249,999	$4,500	$362
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	187,500	7,500	188
MicroDose Technologies	11/24/00	359,944	2,005	324
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	96,644	280	97
Security Capital European Realty	8/20/98	37,407	205	-
			$14,490	$971

(d)  Security has no value.

(e)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities had an aggregate value of $301,842, which represented 1.7% of net assets.

See accompanying notes to financial statements.

32

> Notes to Statements of Investments (dollar values in thousands)

(f)  At June 30, 2008, for federal income tax purposes cost of investments was $12,656,919 and net unrealized appreciation was $4,664,888 consisting of gross unrealized appreciation of $6,542,872 and gross unrealized depreciation of $1,877,984.

(g)  On June 30, 2008, the market value of foreign securities represented 9.17% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$488,874	2.83%
Japan	167,859	0.97
Canada	126,712	0.73
Chile	90,870	0.53
Sweden	75,809	0.44
United Kingdom	72,091	0.42
Germany	69,829	0.40
China	65,985	0.38
France	62,969	0.36
Greece	40,844	0.24
Hong Kong	36,551	0.21
South Africa	36,364	0.21
	Value	Percent
Denmark	$36,144	0.21%
India	33,713	0.19
Israel	32,527	0.19
Ireland	31,178	0.18
Australia	31,060	0.18
Switzerland	23,611	0.14
Singapore	20,315	0.12
Taiwan	17,026	0.10
Italy	13,945	0.08
Spain	9,636	0.06
Luxembourg	—	—
Total Foreign Portfolio	$1,583,912	9.17%

See accompanying notes to financial statements.

33

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Europe
> Netherlands
Aalberts Industries	1,947,042	1,992,322
Fugro	1,406,155	1,438,113
SBM Offshore	475,300	486,892
> United Kingdom
Capita Group	0	2,650,000
Detica	3,000,000	4,000,000
Informa Group	3,300,000	4,500,000
Intermediate Capital	0	328,630
Intertek Testing	2,250,506	2,430,000
Northgate	2,500,000	3,750,000
Rotork	1,200,000	1,300,000
> Germany
Hypo Real Estate Holding	0	675,000
Rational	160,000	185,000
> Sweden
Hexpol	0	1,078,950
> Finland
Ramirent	0	1,640,000
Stockmann	680,000	910,000
> Ireland
Paddy Power	600,000	761,300
> Poland
ING Bank Slaski	0	96,293
> Spain
Prisa	1,598,363	1,840,000
> Norway
Kongsberg Automotive	2,774,800	3,014,800
Asia
> Japan
Asics	1,849,800	2,524,800
Glory	0	600,000
Hamamatsu Photonics	384,500	580,000
Hitachi Construction Machinery	0	380,000
Kamigumi	1,700,000	3,000,000
Olympus	390,000	620,000
Tamron	387,500	785,000

	Number of Shares
	03/31/08	06/30/08
> China
Hopewell Highway Infrastructure	25,000,000	30,000,000
RexCapital Finance	0	82,654,300
TPV Technology	21,750,000	36,250,000
ZhongDe Waste Technology	0	282,500
> Singapore
CDL Hospitality Trust	4,679,000	22,920,000
Mapletree Logistics	32,136,100	45,768,300
OLAM	10,000,000	11,000,000
> India
JSW Steel	40,705	296,320
> Hong Kong
Hong Kong Aircraft Engineering	1,000,000	1,324,600
NagaCorp	0	50,000,000
Other Countries
> United States
Bristow	0	64,104
> Australia
Perpetual Trustees	700,000	800,000
Sino Gold	6,300,000	7,140,000
> Canada
CCL	593,000	670,000
Horizon North Logistics	1,241,000	1,790,000
UTS Energy	0	1,483,700
Xtreme Coil Drilling	0	328,100
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	0	1,193,313
> New Zealand
Sky City Entertainment	5,932,812	6,102,440
Latin America
> Brazil
Porto Seguro	2,400,000	3,000,000
> Mexico
Urbi Desarrollos Urbanos	7,000,000	8,310,700

See accompanying notes to financial statements.

34

	Number of Shares
	03/31/08	06/30/08
Sales
Europe
> Netherlands
OPG Groep	140,852	0
Smit Internationale	686,800	419,934
Wavin	1,525,000	1,497,493
> United Kingdom
Expro International Group	1,800,000	390,000
Taylor Nelson Sofres	7,037,600	3,456,000
> France
Carbone Lorraine	534,000	427,200
Eurofins Scientific	201,202	157,000
Iliad	501,000	250,000
SES Global	3,000,000	2,019,000
> Switzerland
Burckhardt Compression	115,000	100,000
Nobel Biocare Holding	75,000	0
Synthes	150,000	0
> Sweden
Hexagon	3,846,000	3,572,900
> Ireland
United Drug	9,126,659	8,040,094
> Poland
Central European Distribution	430,000	366,000
> Czech Republic
Komercni Banka	140,000	98,200
Asia
> Japan
Casio Computer	1,950,000	840,000
Hoya	800,000	400,000
Unicharm PetCare	844,000	689,000
> China
Sohu.com	400,000	0
Travelsky Technology	20,910,000	18,816,800

GDR = Global Depositary Receipts

	Number of Shares
	03/31/08	06/30/08
Other Countries
> Canada
RONA	688,000	0
Latin America
> Brazil
BM&F	1,010,100	0
> Mexico
Megacable	4,000,000	0

See accompanying notes to financial statements.

35

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 94.7%
Europe 44.8%
	> Netherlands 8.3%
1,438,113	Fugro	$122,835
	Oilfield Services
1,566,533	Koninklijke TenCate (a)	55,914
	Advanced Textiles & Industrial Fabrics
2,095,000	Imtech	49,246
	Engineering & Technical Services
419,934	Smit Internationale	40,992
	Harbor & Offshore Towage & Marine Services
1,992,322	Aalberts Industries	37,642
	Flow Control & Heat Treatment
1,385,000	Unit 4 Agresso (a)	34,715
	Business & Security Software
500,000	Vopak	33,890
	World's Largest Operator of Petroleum & Chemical Storage Terminals
1,088,187	Arcadis	24,672
	Engineering Consultant
486,892	SBM Offshore	17,969
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
800,000	QIAGEN (b)	16,198
	Life Science Company; DNA/RNA Purification
1,497,493	Wavin	12,402
	Largest European Plastic Pipe Systems Company
		446,475
	> United Kingdom 6.5%
2,430,000	Intertek Testing	47,821
	Testing, Inspection & Certification Services
4,500,000	Informa Group	37,018
	Global Publisher & Event Organizer
2,650,000	Capita Group	36,289
	White Collar, Back Office Outsourcing
3,000,000	Smith & Nephew	33,105
	Medical Equipment & Supplies
640,000	Randgold Resources - ADR	29,555
	Gold Mining in Western Africa
1,300,000	Rotork	28,406
	Valve Actuators for Oil & Water Pipelines
4,666,716	RPS Group	27,840
	Environmental Consulting & Planning
3,750,000	Northgate (a)	26,367
	Light Commercial Vehicle Rental Specialist
4,000,000	Detica	21,133
	UK IT Services Company
3,456,000	Taylor Nelson Sofres	15,988
	Market Research
800,000	Tullow Oil	15,218
	Oil & Gas Producer
1,000,000	Keller Group	12,449
	International Ground Engineering Specialist
390,000	Expro International Group	12,421
	Offshore Oilfield Services
328,630	Intermediate Capital	8,883
	European Provider of Mezzanine Capital
		352,493

Number of Shares		Value (000)
	> Germany 6.0%
1,800,000	Rhoen-Klinikum	$57,162
	Health Care Services
575,000	Wincor Nixdorf	40,033
	Retail POS Systems & ATM Machines
300,000	Vossloh	39,110
	Rail Infrastructure & Diesel Locomotives
185,000	Rational	37,312
	Commercial Oven Manufacturer
375,000	Elringklinger	35,537
	Automobile Components
850,000	CTS Eventim	34,059
	Event Ticket Sales
400,000	MPC Muenchmeyer Petersen Capital	21,066
	Alternative Asset Manager
675,000	Hypo Real Estate Holding	19,002
	Real Estate & Public Sector Budget Finance
210,000	Hamburger Hafen und Logistik	16,333
	Terminal Operator at the Hamburg Port
918,000	Takkt	16,174
	Mail Order Retailer of Office & Warehouse Durables
354,500	Deutsche Beteiligungs	8,964
	Private Equity Investment Management
		324,752
	> France 5.9%
2,019,000	SES Global	51,179
	Satellite Broadcasting Services
375,000	Norbert Dentressangle	35,277
	Transport
384,300	Rubis	33,278
	Tank Storage & Liquefied Petroleum Gas Supplier
280,000	Neopost	29,629
	Postage Meter Machines
250,000	Iliad	24,302
	Alternative Internet & Telecoms Provider
427,200	Carbone Lorraine	23,548
	Advanced Industrial Materials
206,000	Pierre & Vacances	21,192
	Vacation Apartment Lets
350,000	April Group	20,494
	Insurance Policy Construction
251,000	Imerys	18,183
	Industrial Minerals Producer
100,000	Ciments Francais	16,388
	Leading French & Emerging Markets Cement Producer
656,700	Trigano	14,558
	Leisure Vehicles & Camping Equipment
157,000	Eurofins Scientific	13,225
	Food Screening & Testing
410,000	Meetic (b)	9,541
	Dating Services
1,156,500	Hi-Media (b)	7,866
	Leading Online Advertiser in Europe
		318,660

See accompanying notes to financial statements.

36

Number of Shares		Value (000)
	> Switzerland 3.2%
525,000	Kuehne & Nagel	$49,876
	Freight Forwarding/Logistics
24,000	Sika	37,778
	Chemicals for Construction & Industrial Applications
250,000	Geberit	36,831
	Plumbing Supplies
100,000	Burckhardt Compression	30,346
	Gas Compression Pumps
17,500	Givaudan	15,641
	Fragrances & Flavors
		170,472
	> Sweden 2.8%
3,572,900	Hexagon	65,259
	Measurement Equipment & Polymers
3,235,000	SWECO	28,469
	Engineering Consultants
10,400,000	Niscayah	22,622
	Commercial Security Installation & Service
580,000	Holmen	17,046
	Integrated Pulp & Paper Manufacturer
2,265,000	Nobia	11,020
	Kitchen Cabinet Manufacturing & Distribution
1,078,950	Hexpol (b)	9,003
	Formulation & Production of Polymers
		153,419
	> Finland 2.2%
1,756,000	Poyry	45,618
	Engineering Consultants
910,000	Stockmann	35,174
	Department Stores in Finland, Baltics & Russia
525,000	Cargotec	18,276
	Cargo & Load Handling Equipment
1,640,000	Ramirent	17,093
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		116,161
	> Ireland 2.1%
1,800,000	IAWS Group	45,061
	Baked Goods
8,040,094	United Drug	44,685
	Irish Pharmaceutical Wholesaler & Outsourcer
761,300	Paddy Power	23,973
	Irish Betting Services
		113,719
	> Italy 1.9%
12,531,048	Ducati Motor (b)	32,297
	Motorcycles & Related Merchandise
9,100,000	CIR	25,145
	Italian Holding Company
1,312,470	GranitiFiandre	14,516
	Innovative Stoneware
5,000,000	Amplifon	13,698
	Hearing Aid Retailer
375,000	Sabaf	10,716
	Supplier to White Goods, Original Equipment Manufacturer

Number of Shares		Value (000)
580,000	Cobra Automotive (b)	$4,274
	Electronic Car Theft Protection
		100,646
	> Greece 1.2%
3,790,000	Intralot	65,042
	Lottery & Gaming Systems & Services
		65,042
	> Russia 1.0%
775,000	Novolipetsk Steel - GDR (b)	44,175
	Vertically Integrated Steel Producer
349,271	RosBusinessConsulting - ADR	11,875
	Financial Information, Media & IT Services in Russia
		56,050
	> Austria 1.0%
1,300,000	Zumtobel	29,679
	Lighting Systems
600,000	Wienerberger	25,194
	Bricks & Clay Roofing Tiles
		54,873
	> Poland 0.9%
366,000	Central European Distribution (b)	27,139
	Vodka Production & Alcohol Distribution
96,293	ING Bank Slaski	18,752
	Polish Universal Bank
		45,891
	> Spain 0.8%
400,000	Red Electrica de Espana	26,041
	Spanish Power Grid
1,840,000	Prisa	19,700
	Leading Spanish-speaking Publisher
		45,741
	> Denmark 0.4%
265,000	Novozymes	23,945
	Industrial Enzymes
		23,945
	> Czech Republic 0.4%
98,200	Komercni Banka	22,967
	Leading Czech Universal Bank
		22,967
	> Norway 0.2%
3,014,800	Kongsberg Automotive (b)	11,720
	Automotive Seating & Component Supplier
		11,720
Europe: Total		2,423,026
Asia 33.0%
	> Japan 16.1%
8,250,000	Kansai Paint	57,106
	Paint Producer in Japan, India, China & Southeast Asia
43,500	Jupiter Telecommunications (b)	33,715
	Largest Cable Service Provider in Japan
840,000	Ibiden	30,535
	Electronic Parts & Ceramics

See accompanying notes to financial statements.

37

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Japan—continued
3,200,000	Topcon	$30,317
	Positioning & Medical Instrument
1,580,000	Yusen Air & Sea Service	28,614
	Airfreight Logistics
2,524,800	Asics	27,534
	Footwear & Apparel
885,000	Aeon Mall	26,170
	Suburban Shopping Mall Developer, Owner & Operator
4,000,000	Park24	24,222
	Parking Lot Operator
5,500	Osaka Securities Exchange	23,153
	Osaka Securities Exchange
97,000	Keyence	23,102
	Sensors & Measuring Devices for Automation
1,490,000	FCC	22,929
	Auto/Motorcycle Clutches
578,000	SYSMEX	22,753
	In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer
3,000,000	Kamigumi	22,687
	Port Cargo Handling & Logistics
8,800,000	Kansai Urban Banking	22,127
	Regional Bank
863,200	Kintetsu World Express	22,071
	Airfreight Logistics
18,000	Kenedix	22,037
	Real Estate Investment Management
1,300,000	Ushio	21,241
	Industrial Light Sources
620,000	Olympus	20,962
	Medical Equipment & Cameras
689,000	Unicharm PetCare	20,569
	Pet Food & Pet Toiletries
1,800,000	OSG	20,342
	Consumable Cutting Tools
680,000	Union Tool	19,788
	Precision Drill Bit Manufacturer
950,000	NGK Insulators	18,475
	Ceramic, Power & Electronics Parts
4,000,000	Bank of Fukuoka	18,044
	Regional Bank
1,500	Nippon Building Fund	17,658
	Office REIT
163,700	Nakanishi	17,637
	Dental Tools & Machinery
175,000	Hirose Electric	17,568
	Electrical Connectors
246,000	USS	16,240
	Used Car Auctioneer
10,000	Risa Partners	15,256
	Non-performing Loan & Real Estate Related Investment
580,000	Hamamatsu Photonics	15,048
	Optical Sensors for Medical & Industrial Applications
1,150,000	Suruga Bank	14,956
	Regional Bank
785,000	Tamron	14,823
	Camera Lens Maker

Number of Shares		Value (000)
965,000	T. Hasegawa	$14,677
	Industrial Flavors & Fragrances
509,000	Point	14,572
	Apparel Specialty Retailer
600,000	Glory	14,098
	Currency Handling Systems & Related Equipment
632,500	As One	13,819
	Scientific Supplies Distributor
669,000	Aeon Delight	13,672
	Facility Maintenance & Management
1,600,000	Cosel	13,124
	Industrial Standard Switching Power Supply System
2,200	Fukuoka	11,561
	Diversified REIT in Fukuoka
643,000	Ain Pharmaciez (a)	10,876
	Dispensing Pharmacy/Drugstore Operator
380,000	Hitachi Construction Machinery	10,647
	Construction Machinery
840,000	Casio Computer	9,564
	Micro-consumer Electronic Goods
4,000	Wacom	9,531
	Computer Graphic Illustration Devices
400,000	Hoya	9,248
	Opto-electrical Components & Eyeglass Lenses
380,000	Takata	7,479
	Safety Related Auto Parts
14,000	FullCast (a)	5,096
	Employment Outsourcing
1,650	Japan Pure Chemical	4,910
	Precious Metal Plating Chemicals for Electronics
379	Seven Bank	839
	ATM Processing Services
		871,392
	> China 5.0%
15,718,000	China Shipping Development	47,171
	China's Dominant Shipper for Oil & Coal
55,730,000	Lenovo Group	37,738
	Third Largest PC Vendor Globally
29,648,000	China Green	35,210
	Agricultural Grower & Processor in China
34,614,000	Jiangsu Expressway	28,367
	Chinese Toll Road Operator
15,300,000	Fu Ji Food & Catering Services	23,743
	Food Catering Service Provider in China
30,000,000	Hopewell Highway Infrastructure	22,739
	Guangdong Tollroad Leading to Hong Kong & Macau
36,250,000	TPV Technology	18,875
	Original Design Manufacturer for LCD Monitor & Flat TV
34,000,000	Xinyu Hengdeli	12,776
	A High-end Watch Retailer in China
18,816,800	Travelsky Technology	12,380
	Online Air Travel Bookings in China
282,500	ZhongDe Waste Technology (b)	11,217
	Solid Municipal Waste & Medical Waste Incinerator Manufacturer

See accompanying notes to financial statements.

38

Number of Shares		Value (000)
	> China—continued
556,500	VisionChina Media - ADR (b)	$8,832
	Advertising on Digital Screens in China's Mass Transit System
82,654,300	RexCapital Finance (b)	8,268
	Chinese Lottery
14,733,000	Sinotrans	3,628
	Largest Integrated Logistics Player in China
		270,944
	> South Korea 2.8%
135,200	MegaStudy	42,807
	Online Education Service Provider
1,192,000	Woongjin Coway	34,983
	South Korean Household Appliance Rental Service Provider
278,265	Taewoong	26,841
	A Player in the Niche Customized Forging Market
915,000	Sung Kwang Bend	25,892
	A Large Customized Industrial Pipe Fitting Manufacturer
127,700	Mirae Asset Securities	12,513
	Korean Largest Diversified Financial Company
170,000	JVM	6,330
	Automatic Tablet Dispensing & Packaging Systems
262,000	YBM Sisa.com	2,855
	Online Language Educator & Tester
		152,221
	> Singapore 2.8%
10,000,000	Singapore Exchange	50,788
	Singapore Equity & Derivatives Market Operator
22,920,000	CDL Hospitality Trust	29,649
	Singapore Hotel Operator
45,768,300	Mapletree Logistics	28,594
	Asian Logistics Landlord
20,000,000	ComfortDelGro	22,050
	Taxi & Mass Transit Service
11,000,000	OLAM	19,647
	Agriculture Supply Chain Manager
		150,728
	> Taiwan 2.0%
1,995,826	Formosa International Hotels	37,677
	Hotel, Food & Beverage Operation & Hospitality Management Services
7,140,000	President Chain Store	23,758
	Taiwan's Number One Convenience Chain Store Operator
7,004,722	Everlight Electronics	18,093
	LED Packager
7,501,588	Wah Lee Industrial	13,791
	Distributor of Chemicals, Materials & Equipment
1,500,000	GeoVision	8,450
	Taiwan PC-based Video Surveillance Player
2,911,000	Advantech	7,481
	Embedded Computers
		109,250

Number of Shares		Value (000)
	> India 2.0%
750,000	Housing Development Finance	$33,713
	Indian Mortgage Lender
4,450,000	United Phosphorus (b)	28,437
	Off-patent Crop Protection Chemicals
864,498	Asian Paints	23,107
	India's Largest Paint Company
1,000,000	Jain Irrigation Systems	11,389
	Agricultural Micro-irrigation Systems & Food Processing
296,320	JSW Steel	6,231
	Flat Steel Producer in India
205,544	Shree Cement (b)	2,885
	Cement Manufacturer
		105,762
	> Hong Kong 1.9%
3,000,000	Hong Kong Exchanges and Clearing	43,862
	Hong Kong Equity & Derivatives Market Operator
16,950,000	Lifestyle International	23,825
	Mid to High-end Department Store Operator in Hong Kong & China
1,324,600	Hong Kong Aircraft Engineering	20,403
	Aircraft Maintenence, Repair & Overhaul Operator
50,000,000	NagaCorp	13,466
	Monopoly Casino in Central Cambodia
46,000,000	Global Digital Creations (b)	2,124
	Digital Cinema Solution Provider/ Network Operator
		103,680
	> Indonesia 0.4%
15,000,000	Perusahaan Gas Negara (b)	21,150
	Gas Pipeline Operator
		21,150
Asia: Total		1,785,127
Other Countries 11.1%
	> United States 3.6%
645,000	Atwood Oceanics (b)	80,199
	Offshore Drilling Contractor
758,000	FMC Technologies (b)	58,313
	Oil & Gas Wellhead Manufacturer
565,000	Dresser-Rand Group (b)	22,091
	Largest Manufacturer of Compressors
600,000	BioMarin (b)	17,388
	Biotech Focused on Orphan Diseases
370,000	Tesco (b)	11,822
	Developing New Well Drilling Technologies
64,104	Bristow (b)	3,173
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
1,650,000	Decode Genetics (b)	1,518
	Drugs for Heart Attack, Asthma & Vascular Disease
		194,504

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Australia 2.5%
7,140,000	Sino Gold (b)	$39,905
	Gold Mining in The People's Republic of China
3,500,000	Billabong International	36,237
	Action Sports Apparel Brand Manager
800,000	Perpetual Trustees	32,801
	Mutual Fund Management
850,000	Australian Stock Exchange	25,586
	Australian Equity & Derivatives Market Operator
		134,529
	> South Africa 2.3%
1,440,000	Impala Platinum Holdings	56,828
	Platinum Group Metals Mining & Refining
1,560,000	Naspers	34,069
	Media & Education in Africa & Other Emerging Markets
4,299,000	Uranium One (b)	20,236
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
7,600,000	Mr. Price	14,559
	South African Retailer of Apparel, Household Goods & Sporting Goods
		125,692
	> Canada 2.1%
1,860,000	ShawCor	65,666
	Oil & Gas Pipeline Products
670,000	CCL	19,403
	Leading Global Label Manufacturer
850,000	Ivanhoe Mines (b)	9,211
	Copper Mine Project in Mongolia
1,483,700	UTS Energy (b)	8,672
	Operator of Canadian Oil Sands Mines
1,790,000	Horizon North Logistics (b)	5,793
	Provides Diversified Oil Service Offering in Northern Canada
328,100	Xtreme Coil Drilling (b)	3,218
	Land Driller with New Generation Drilling Technology
		111,963
	> Kazakhstan 0.3%
1,193,313	Halyk Savings Bank of Kazakhstan - GDR	18,413
	Largest Retail Bank in Kazakhstan
		18,413
	> New Zealand 0.3%
6,102,440	Sky City Entertainment	14,232
	Casino/Entertainment Complex
		14,232
Other Countries: Total		599,333
Latin America 5.8%
	> Brazil 3.3%
4,300,000	Suzano (b)	69,659
	Brazilian Pulp & Paper Producer
3,000,000	Porto Seguro	34,621
	Auto & Life Insurance

Number of Shares or Principal Amount (000)		Value (000)
3,000,000	Localiza Rent A Car	$33,123
	Car Rental
2,000,000	Bovespa	24,827
	Brazil Equity & Derivatives Exchange
1,500,000	Natura Cosmeticos	15,439
	Direct Retailer of Cosmetics
		177,669
	> Chile 1.4%
1,600,000	Sociedad Quimica y Minera de Chile - ADR	74,560
	Producer of Specialty Fertilizers, Lithium & Iodine
		74,560
	> Mexico 1.1%
8,310,700	Urbi Desarrollos Urbanos (b)	28,728
	Affordable Housing Builder
500,000	Grupo Aeroportuario del Surest - ADR	25,750
	Cancun & Cozumel Airport Operator
6,000,000	Financiera Independencia	8,721
	Mexican Micro-finance Lender
		63,199
Latin America: Total		315,428
Total Equities: 94.7% (Cost: $4,123,564)		5,122,914
Short-Term Obligations 5.0%
	> Commercial Paper 5.0%
$28,300	Novartis Finance (c) 2.30% Due 7/07/08	28,289
28,100	Toyota Motor Credit 2.05% Due 7/01/08	28,100
28,000	United Parcel Service (c) 1.98% Due 7/02/08	27,998
27,800	Chevron Funding 1.93% Due 7/03/08	27,797
27,400	Avon Capital (c) 2.15% Due 7/08/08	27,389
27,400	AT&T (c) 2.23% Due 7/21/08	27,366
27,400	ConocoPhillips (c) 2.12% Due 7/28/08	27,356
25,000	Netjets (c) 2.20% Due 7/09/08	24,988
25,000	Walgreen (c) 2.25% Due 7/10/08	24,986
25,000	General Electric 2.05% Due 7/11/08	24,986
		269,255

See accompanying notes to financial statements.

40

Principal Amount (000)		Value (000)
	> Repurchase Agreement 0.0%
$582	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 2/15/27, market value $595 (repurchase proceeds $582)	$582
		582
Total Short-Term Obligations: (Amortized Cost: $269,837)		269,837
Total Investments: 99.7% (Cost: $4,393,401)(d)(e)		5,392,751
Cash and Other Assets Less Liabilities: 0.3%		14,776
Total Net Assets: 100%		$5,407,527

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
Ain Pharmaciez	643,000	-	-	643,000	$10,876	$114
FullCast	14,000	-	-	14,000	5,096	-
Kongsberg Automotive *	2,774,800		240,000	-	3,014,800	11,720
Northgate	2,500,000	1,250,000	-	3,750,000	26,367	-
Koninklijke TenCate	1,096,000	470,533	-	1,566,533	55,914	-
Unit 4 Agresso	1,385,000	-	-	1,385,000	34,715	458
Total of Affiliated Transactions	8,412,800	1,960,533	-	10,373,333	$144,688	$572

*  At June 30, 2008, the Fund owned less than five percent or more of the following company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2008, was $181,586 and $144,688, respectively. Investments in affiliate companies represented 2.7% of total net assets at June 30, 2008.

(b)  Non-income producing security.

(c)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities had an aggregate value of $188,372, which represented 3.5% of net assets.

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $4,393,401 and net unrealized appreciation was $999,350 consisting of gross unrealized appreciation of $1,639,172 and gross unrealized depreciation of $639,822.

(e)  On June 30, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,597,286	29.5%
Japanese Yen	871,392	16.1
US Dollar	704,640	13.0
Hong Kong Dollar	354,575	6.6
British Pound	322,938	6.0
Other currencies less than 5% of total net assets	1,541,920	28.5
	$5,392,751	99.7%

See accompanying notes to financial statements.

42

Columbia Acorn International

Portfolio Diversification

At June 30, 2008, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$468,323	8.7%
Other Industrial Services	376,881	7.0
Machinery	312,074	5.8
Conglomerates	177,056	3.3
Outsourcing Services	130,423	2.4
Electrical Components	104,714	1.9
Construction	90,863	1.7
Steel	50,406	0.9
Industrial Distribution	13,819	0.2
Waste Management	11,218	0.2
	1,735,777	32.1
> Consumer Goods & Services
Other Consumer Services	159,426	3.0
Casinos & Gaming	124,981	2.3
Retail	116,410	2.2
Food & Beverage	104,014	1.9
Leisure Products	76,513	1.4
Other Entertainment	71,736	1.3
Apparel	71,411	1.3
Nondurables	55,411	1.0
Travel	45,503	0.9
Other Durable Goods	45,398	0.8
Consumer Goods Distribution	43,379	0.8
Consumer Electronics	43,262	0.8
Furniture & Textiles	11,020	0.2
	968,464	17.9
> Energy & Minerals
Oil Services	403,500	7.5
Mining	155,735	2.9
Oil Refining, Marketing & Distribution	88,318	1.6
Agricultural Commodities	86,706	1.6
Oil & Gas Producers	23,890	0.4
	758,149	14.0
> Information
Computer Hardware & Related Equipment	94,782	1.8
Financial Processors	94,650	1.8
Publishing	56,718	1.0
Satellite Broadcasting & Services	51,179	0.9
Instrumentation	45,365	0.9
Business Information & Marketing Services	43,827	0.8
Business Software	34,715	0.7
TV Broadcasting	34,069	0.6
CATV	33,715	0.6
Computer Services	33,009	0.6

	Value (000)	Percent
Semiconductors & Related Equipment	$27,341	0.5%
Internet Related	24,302	0.4
Advertising	16,698	0.3
Electronics Distribution	13,791	0.3
	604,161	11.2
> Other Industries
Transportation	248,661	4.6
Real Estate	153,483	2.8
Regulated Utilities	26,041	0.5
	428,185	7.9
> Finance
Banks	135,100	2.5
Brokerage & Money Management	104,691	1.9
Insurance	55,114	1.0
Finance Companies	40,757	0.8
Savings & Loans	33,713	0.6
Closed End Funds	21,066	0.4
	390,441	7.2
> Health Care
Medical Equipment & Devices	100,786	1.9
Health Care Services	57,162	1.1
Pharmaceuticals	44,685	0.8
Biotechnology & Drug Delivery	18,906	0.3
Medical Supplies	16,198	0.3
	237,737	4.4
Total Equities:	5,122,914	94.7
Short-Term Obligations:	269,837	5.0
Total Investments:	5,392,751	99.7
Cash and Other Assets Less Liabilities:	14,776	0.3
Net Assets:	$5,407,527	100.0%

See accompanying notes to financial statements.

43

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Information
Bally Technologies	60,600	155,000
Global Payments	468,280	538,280
Mettler Toledo	140,000	155,000
ON Semiconductor	879,750	1,179,750
Zebra Technologies	99,000	184,000
Industrial Goods & Services
Acuity Brands	80,000	145,000
Cytec Industries	0	100,000
Haynes International	0	46,100
Mine Safety Appliances	0	75,000
Consumer Goods & Services
Talbots	0	400,000
Vail Resorts	90,000	190,000
Finance
Berkshire Hills Bancorp	0	138,500
CAI International	22,911	230,000
GATX	0	145,000
Guaranty Bancorp	0	500,000
H&E Equipment Services	175,000	350,000
Lakeland Financial	299,388	424,388
MB Financial	410,025	455,025
SVB Financial Group	0	60,000
Valley National Bancorp	585,000	614,250
ViewPoint Financial	400,000	600,000
Health Care
Auxilium Pharmaceuticals	100,000	125,000
Immucor	0	100,000
Meridian Biosciences	0	105,000
Psychiatric Solutions	90,000	180,000
United Therapeutics	35,000	53,000
Vital Signs	0	60,000
Other Industries
BioMed Realty Trust	0	120,000
Corporate Office Properties	0	85,000
Gaylord Entertainment	122,500	222,500

	Number of Shares
	03/31/08	06/30/08
Sales
Information
Avid Technology	556,500	197,000
CNET Networks	980,000	0
Entravision Communications	1,125,000	975,000
Lions Gate Entertainment	750,000	375,000
Netgear	190,000	0
Tellabs	2,688,200	2,648,900
Industrial Goods & Services
G&K Services	179,000	90,000
Watsco	70,000	0
Consumer Goods & Services
AnnTaylor Stores	224,500	0
Chico's FAS	418,000	0
International Speedway	136,700	0
Scotts Miracle-Gro	266,000	166,000
Speedway Motorsports	185,989	140,500
Universal Technical Institute	310,000	0
Energy & Minerals
FMC Technologies	803,400	733,400
Finance
Centennial Bank	500,000	0
First Busey	215,000	105,928
Old Second Bancorp	220,000	192,700
Health Care
Barrier Therapeutics	505,000	0
BioMarin	600,000	405,000
Lincare Holdings	246,800	126,800
Medicis Pharmaceutical	110,000	0
Orthofix International	118,000	28,000
Other Industries
DiamondRock Hospitality	560,000	325,000

See accompanying notes to financial statements.

44

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 98.6%
Information 31.9%
	> Business Software 5.5%
681,400	Micros Systems (a)	$20,776
	Information Systems for Restaurants & Hotels
2,100,000	Novell (a)	12,369
	Directory, Operating System & Identity Management Software
525,000	Blackbaud	11,235
	Software & Services for Non-profits
235,000	ANSYS (a)	11,073
	Simulation Software for Engineers & Designers
570,000	Informatica (a)	8,573
	Enterprise Data Integration Software
230,400	Concur Technologies (a)	7,656
	Web Enabled Cost & Expense Management Software
197,000	Avid Technology (a)	3,347
	Digital Nonlinear Editing Software & Systems
100,000	Quality Systems	2,928
	IT Systems for Medical Groups & Ambulatory Care Centers
		77,957
	> Instrumentation 5.3%
860,000	Flir Systems (a)	34,890
	Infrared Cameras
155,000	Mettler Toledo (a)	14,703
	Laboratory Equipment
368,000	Trimble Navigation (a)	13,138
	GPS-based Instruments
425,000	IPG Photonics (a)	7,994
	Fiber Lasers
45,000	Varian (a)	2,298
	Analytical Instruments
60,000	FARO Technologies (a)	1,510
	Precision Measurement Equipment
		74,533
	> Mobile Communications 4.3%
1,005,000	Crown Castle International (a)	38,924
	Communications Towers
506,000	American Tower (a)	21,378
	Communications Towers in USA & Mexico
88,000	Globalstar (a)	249
	Satellite Mobile Voice & Data Carrier
		60,551
	> Computer Hardware & Related Equipment 3.7%
505,000	II-VI (a)	17,635
	Laser Components
295,600	Amphenol	13,266
	Electronic Connectors
320,000	Nice Systems - ADR (Israel) (a)	9,462
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	6,006
	Bar Code Printers
160,000	Belden CDT	5,421
	Specialty Cable

Number of Shares		Value (000)
65,000	Intermec (a)	$1,370
	Bar Code & Wireless LAN Systems
		53,160
	> Semiconductors & Related Equipment 3.6%
710,000	Microsemi (a)	17,878
	Analog/Mixed-signal Semiconductors
1,168,000	Integrated Device Technology (a)	11,610
	Communications Semiconductors
1,179,750	ON Semiconductor (a)	10,818
	Mixed-signal & Power Management Semiconductors
190,000	Littelfuse (a)	5,995
	Little Fuses
189,296	Supertex (a)	4,418
	Mixed-signal Semiconductors
		50,719
	> Telephone Services 2.1%
1,486,000	TW Telecom (a)	23,821
	Fiber Optic Telephone/Data Services
280,000	Cogent Communications (a)	3,752
	Internet Data Pipelines
400,000	PAETEC Holding (a)	2,540
	Telephone/Data Services for Business
		30,113
	> Telecommunications Equipment 2.0%
525,000	Polycom (a)	12,789
	Video Conferencing Equipment
2,648,900	Tellabs (a)	12,318
	Telecommunications Equipment
125,000	Ciena (a)	2,896
	Optical Transport & Broadband Access Equipment
		28,003
	> Financial Processors 1.8%
538,280	Global Payments	25,084
	Credit Card Processor
		25,084
	> Computer Services 1.1%
1,005,500	Hackett Group (a)	5,772
	IT Integration & Best Practice Research
205,000	SRA International (a)	4,604
	Government IT Services
786,000	RCM Technologies (a)(b)	3,388
	Technology & Engineering Services
235,000	iGate (a)	1,910
	IT & Business Process Outsourcing Services
		15,674
	> Internet Related 0.7%
460,000	ValueClick (a)	6,969
	Internet Advertising
381,740	TheStreet.com	2,485
	Financial Information Website Publisher
		9,454
	> Gaming Equipment & Services 0.6%
155,000	Bally Technologies (a)	5,239
	Slot Machines & Software

See accompanying notes to financial statements.

45

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Gaming Equipment & Services—continued
100,000	Scientific Games (a)	$2,962
	Lottery Services Provider
98,500	Shuffle Master (a)	487
	Card Shufflers & Casino Games
		8,688
	> TV Broadcasting 0.3%
975,000	Entravision Communications (a)	3,919
	Spanish Language TV & Radio Stations
		3,919
	> Television Programming 0.3%
375,000	Lions Gate Entertainment (a)	3,885
	Film & TV Studio
		3,885
	> Radio 0.2%
300,000	Saga Communications (a)	1,503
	Radio Stations in Small- & Mid-sized Cities
511,100	Salem Communications	1,007
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	804
	Spanish Language Radio Stations
		3,314
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	3,183
	Electronic Manufacturing Services
		3,183
	> Business Information & Marketing Services 0.2%
100,000	Viad	2,579
	Trade Show Services, Travel & Tours
		2,579
Information: Total		450,816
Industrial Goods & Services 15.6%
	> Machinery 10.4%
697,500	Ametek	32,936
	Aerospace/Industrial Instruments
650,300	ESCO Technologies (a)	30,512
	Automatic Electric Meter Readers
373,600	Nordson	27,232
	Dispensing Systems for Adhesives & Coatings
673,600	Pentair	23,589
	Pumps & Water Treatment
394,800	Donaldson	17,624
	Industrial Air Filtration
140,000	MOOG (a)	5,214
	Motion Control Products for Aerospace, Defense & Industrial Markets
75,000	Mine Safety Appliances	2,999
	Safety Equipment
50,000	Kaydon	2,570
	Specialized Friction & Motion Control Products
71,800	Toro	2,389
	Turf Maintenance Equipment

Number of Shares		Value (000)
23,013	Lincoln Electric	$1,811
	Welding Equipment & Consumables
		146,876
	> Outsourcing Services 1.2%
350,000	Quanta Services (a)	11,644
	Electrical & Telecom Construction Services
175,000	Administaff	4,881
	Professional Employer Organization
		16,525
	> Other Industrial Services 1.1%
396,000	American Reprographics (a)	6,593
	Document Management & Logistics
350,000	TrueBlue (a)	4,624
	Temporary Manual Labor
90,000	G&K Services	2,741
	Uniform Rental
200,000	American Commercial Lines (a)	2,186
	Operator/Builder of Inland Barges
		16,144
	> Industrial Materials & Specialty Chemicals 1.0%
100,000	Cytec Industries	5,456
	Aerospace Composites & Specialty Chemicals
50,000	Greif	3,202
	Industrial Packaging
90,000	Albany International	2,610
	Paper Machine Clothing & Advanced Textiles
155,000	Drew Industries (a)	2,472
	RV & Manufactured Home Components
		13,740
	> Waste Management 0.6%
280,875	Waste Connections (a)	8,969
	Solid Waste Management
		8,969
	> Electrical Components 0.5%
145,000	Acuity Brands	6,972
	Commercial Lighting Fixtures
		6,972
	> Construction 0.4%
50,000	Texas Industries	2,807
	Aggregates, Cement & Concrete
140,000	M/I Homes	2,202
	Home Builder
		5,009
	> Industrial Distribution 0.2%
225,000	Interline Brands (a)	3,584
	Industrial Distribution
		3,584
	> Steel 0.2%
46,100	Haynes International (a)	2,653
	Producer of High Performance Alloys
		2,653
Industrial Goods & Services: Total		220,472

See accompanying notes to financial statements.

46

Number of Shares		Value (000)
Consumer Goods & Services 14.5%
	> Retail 4.1%
398,000	Abercrombie & Fitch	$24,947
	Teen Apparel Retailer
540,000	Urban Outfitters (a)	16,843
	Apparel & Home Specialty Retailer
240,000	J Crew Group (a)	7,922
	Multi-channel Branded Retailer
400,000	Talbots	4,636
	Women's Specialty Retailer
486,250	Christopher & Banks	3,306
	Women's Apparel Retailer
		57,654
	> Apparel 2.7%
950,313	True Religion Apparel (a)	25,326
	Premium Denim
222,200	Coach (a)	6,417
	Designer & Retailer of Branded Leather Accessories
314,200	Oxford Industries	6,017
	Branded & Private Label Apparel
		37,760
	> Other Consumer Services 2.1%
366,000	ITT Educational Services (a)	30,242
	Post-secondary Degree Services
		30,242
	> Other Durable Goods 1.5%
2,078,300	Champion Enterprises (a)	12,158
	Manufactured Homes
287,900	Cavco Industries (a)	9,423
	Higher End Manufactured Homes
		21,581
	> Restaurants 0.7%
337,500	Sonic (a)	4,995
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (a)	4,544
	Casual Dining Restaurant
		9,539
	> Consumer Goods Distribution 0.7%
523,500	Pool	9,297
	Distributor of Swimming Pool Supplies & Equipment
		9,297
	> Furniture & Textiles 0.7%
400,000	Knoll	4,860
	Office Furniture
175,000	Herman Miller	4,356
	Office Furniture
		9,216
	> Leisure Products 0.6%
180,000	Thor Industries	3,827
	RV & Bus Manufacturer
140,500	Speedway Motorsports	2,863
	Motorsports Racetrack Owner & Operator
150,000	Winnebago	1,529
	Premier Motorhome Maker
		8,219

Number of Shares		Value (000)
	> Travel 0.6%
190,000	Vail Resorts (a)	$8,138
	Ski Resort Operator & Developer
		8,138
	> Nondurables 0.3%
166,000	Scotts Miracle-Gro	2,916
	Consumer Lawn & Garden Products
108,000	Jarden (a)	1,970
	Branded Household Products
		4,886
	> Casinos & Gaming 0.3%
455,000	Pinnacle Entertainment (a)	4,773
	Regional Casino Operator
		4,773
	> Food & Beverage 0.2%
90,000	Hansen Natural (a)	2,594
	Alternative Beverages
		2,594
Consumer Goods & Services: Total		203,899
Energy & Minerals 13.8%
	> Oil Services 7.1%
733,400	FMC Technologies (a)	56,421
	Oil & Gas Wellhead Manufacturer
215,000	Atwood Oceanics (a)	26,733
	Offshore Drilling Contractor
115,375	Exterran Holdings (a)	8,248
	Natural Gas Compressor Rental & Fabrication
241,000	Tetra Technologies (a)	5,714
	U.S.-based Service Company with Life of Field Approach
106,000	Tesco (a)	3,387
	Developing New Well Drilling Technologies
		100,503
	> Oil & Gas Producers 5.8%
1,050,000	Quicksilver Resources (a)	40,572
	Natural Gas & Coal Seam Gas Producer
315,000	Carrizo Oil & Gas (a)	21,448
	Explores for Natural Gas & Crude Oil
276,800	Southwestern Energy (a)	13,178
	Oil & Gas Producer
111,200	Equitable Resources	7,680
	Natural Gas Producer & Utility
		82,878
	> Other Resources 0.7%
218,000	Layne Christensen (a)	9,546
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		9,546
	> Oil Refining, Marketing & Distribution 0.2%
50,250	Oneok	2,454
	Natural Gas Distribution, Pipeline Processing & Trading
		2,454
Energy & Minerals: Total		195,381

See accompanying notes to financial statements.

47

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 11.5%
	> Banks 4.4%
455,025	MB Financial	$10,225
	Chicago Bank
614,250	Valley National Bancorp	9,687
	New Jersey/New York Bank
424,388	Lakeland Financial	8,097
	Indiana Bank
659,800	TCF Financial	7,937
	Great Lakes Bank
508,000	Pacific Continental	5,583
	Niche Pacific N.W. Bank
280,777	Glacier Bancorp	4,490
	Mountain States Bank
213,600	Associated Banc-Corp	4,120
	Midwest Bank
60,000	SVB Financial Group (a)	2,887
	Bank to Venture Capitalists
165,000	Greene County Bancshares	2,313
	Tennessee Bank
192,700	Old Second Bancorp	2,239
	Illinois Bank
500,000	Guaranty Bancorp (a)	1,800
	Colorado Bank
105,928	First Busey	1,400
	Illinois Bank
90,000	TriCo Bancshares	986
	California Central Valley Community Bank
		61,764
	> Finance Companies 3.6%
482,900	World Acceptance (a)	16,259
	Personal Loans
1,136,500	AmeriCredit (a)	9,797
	Auto Lending
145,000	GATX	6,428
	Rail Car Lessor
350,000	H&E Equipment Services (a)	4,207
	Heavy Equipment Leasing
230,000	CAI International (a)	4,002
	International Container Leasing & Management
130,000	McGrath Rentcorp	3,197
	Temporary Space & IT Rentals
140,000	Aaron Rents	3,126
	Rent to Own
200,000	Electro Rent	2,508
	Test & Measurement Rentals
99,200	Marlin Business Services (a)	687
	Small Equipment Leasing
		50,211
	> Insurance 1.7%
714,500	HCC Insurance Holdings	15,104
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (a)	3,567
	Specialty Insurance
7,000	Markel (a)	2,569
	Specialty Insurance

Number of Shares		Value (000)
75,000	Endurance Specialty Holdings	$2,309
	Commercial Lines Insurance/Reinsurance
		23,549
	> Savings & Loans 1.6%
668,140	People's United	10,423
	Connecticut Savings & Loan
600,000	ViewPoint Financial	8,832
	Texas Thrfit
138,500	Berkshire Hills Bancorp	3,276
	Northeast Thrift
24,700	Anchor Bancorp Wisconsin	173
	Wisconsin Thrift
		22,704
	> Brokerage & Money Management 0.2%
150,000	SEI Investments	3,528
	Mutual Fund Administration & Investment Management
		3,528
Finance: Total		161,756
Health Care 8.9%
	> Biotechnology & Drug Delivery 2.8%
405,000	BioMarin (a)	11,737
	Biotech Focused on Orphan Diseases
53,000	United Therapeutics (a)	5,181
	Biotech Focused on Rare Diseases
100,000	Myriad Genetics (a)	4,552
	Drugs/Diagnostics Hybrid
125,000	Auxilium Pharmaceuticals (a)	4,202
	Biotech Focused on Niche Disease Areas
421,400	Seattle Genetics (a)	3,565
	Antibody-based Therapies for Cancer
545,000	Array Biopharma (a)	2,562
	Drugs for Cancer & Inflammatory Diseases
320,000	Medarex (a)	2,115
	Humanized Antibodies
401,000	Arena Pharmaceuticals (a)	2,081
	Novel Drug Targeting Technology
580,000	Nektar Therapeutics (a)	1,943
	Drug Delivery Technologies
320,000	Pharmacopeia (a)	1,226
	Biotech Company with Broad Early-stage Pipeline
485,000	Decode Genetics (a)	446
	Drugs for Heart Attack, Asthma & Vascular Disease
400,000	Neurogen (a)	412
	Development-stage Biotech Focused on Neurology
500,000	IsoRay (a)	275
100,000	IsoRay - Warrants (a)(c)	5
	Radiology Cancer Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	38
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	19
	High Throughput Rational Drug Design

See accompanying notes to financial statements.

48

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
18,181	Metabolex, Series F (a)(c)	$32
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(c)	15
	Cardiovascular Biotech Company
		40,406
	> Health Care Services 2.1%
660,000	PSS World Medical (a)	10,758
	Medical Supplies
137,000	Charles River Laboratories (a)	8,757
	Pharmaceutical Research
180,000	Psychiatric Solutions (a)	6,811
	Behavioral Health Services
126,800	Lincare Holdings (a)	3,601
	Home Health Care Services
		29,927
	> Medical Supplies 1.7%
158,300	Techne (a)	12,251
	Cytokines, Antibodies & Other Reagents for Life Science
200,000	QIAGEN (Netherlands) (a)	4,026
	Life Science Company; DNA/RNA Purification
105,000	Meridian Biosciences	2,827
	Niche Diagnostics/Life Science Company
100,000	Immucor (a)	2,588
	Automated Blood Typing
53,000	Idexx Laboratories (a)	2,583
	Diagnostic Equipment & Services for Veterinarians
		24,275
	> Medical Equipment & Devices 1.4%
105,000	Alexion Pharmaceuticals (a)	7,612
	Biotech Focused on Orphan Diseases
85,000	Illumina (a)	7,404
	Leading Tools & Service Provider for Genetic Analysis
60,000	Vital Signs	3,407
	Anesthesia, Respiratory & Sleep Products
28,000	Orthofix International (a)	811
	Bone Fixation & Stimulation Devices
		19,234
	> Pharmaceuticals 0.9%
145,000	Cephalon (a)	9,670
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
765,000	QLT (a)	2,624
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
		12,294
Health Care: Total		126,136
Other Industries 2.4%
	> Real Estate 1.7%
222,500	Gaylord Entertainment (a)	5,331
	Convention Hotels
100,000	Digital Realty Trust	4,091
	Technology-focused Office Buildings

Number of Shares or Principal Amount (000)		Value (000)
325,000	DiamondRock Hospitality	$3,539
	Hotel Owner
120,000	BioMed Realty Trust	2,944
	Life Science-focused Office Buildings
85,000	Corporate Office Properties	2,918
	Office Buildings
90,000	American Campus Communities	2,506
	Student Housing
150,000	Kite Realty Group	1,875
	Community Shopping Centers
		23,204
	> Transportation 0.7%
524,720	Heartland Express	7,823
	Regional Trucker
180,000	Rush Enterprises (a)	2,162
	Truck Distribution
		9,985
Other Industries: Total		33,189
Total Equities: 98.6% (Cost: $1,128,297)		1,391,649
Short-Term Obligations 1.8%
	> Commercial Paper 1.5%
$7,300	Toyota Motor Credit 1.90% Due 7/01/08	7,300
7,100	United Parcel Service (d) 2.04% Due 7/02/08	7,100
7,100	General Electric Capital 1.90% Due 7/03/08	7,099
		21,499
	> Repurchase Agreement 0.3%
4,250	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/23, market value $4,339 (repurchase proceeds $4,250)	4,250
		4,250
Total Short-Term Obligations: (Amortized Cost: $25,749)		25,749
Total Investments: 100.4% (Cost: $1,154,046)(e)		1,417,398
Cash and Other Assets Less Liabilities: (0.4)%		(5,541)
Total Net Assets: 100%		$1,411,857

ADR = American Depositary Receipts

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended June 30, 2008, are as follows:

Affiliate	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$3,388	$-

  The aggregate cost and value of this company at June 30, 2008, was $5,636 and $3,388, respectively. Investments in the affiliate company represented 0.2% of total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $109, which represented 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	37,500	$1,500	$38
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	19,329	56	19
Metabolex, Series F	5/11/00	18,181	2,000	32
IsoRay - Warrants	3/21/07	100,000	-	5
Medicure - Warrants	12/22/06	738,060	-	15
			$3,556	$109

(d)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, this security had an aggregate value of $7,100, which represented 0.5% of net assets.

(e)  At June 30, 2008, for federal income tax purposes cost of investments was $1,154,046 and net unrealized appreciation was $263,352 consisting of gross unrealized appreciation of $477,337 and gross unrealized depreciation of $213,985.

See accompanying notes to financial statements.

50

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Europe
> United Kingdom
Capita Group	0	550,000
Informa Group	825,000	1,200,000
Intermediate Capital	0	41,100
> Netherlands
Aalberts Industries	142,000	145,302
Fugro	180,000	184,090
> Switzerland
Swatch Group	7,500	16,000
> Ireland
IAWS Group	195,000	235,000
Other Countries
> United States
Cephalon	0	53,000
Synthesis Energy Systems	0	164,000
> Israel
Israel Chemicals	0	555,500
Asia
> Japan
Asics	0	235,000
Hitachi Construction Machinery	0	100,000
Ibiden	100,000	138,000
> China
Lenovo Group	11,314,000	11,754,000
RexCapital Finance	0	12,398,100
> Hong Kong
NagaCorp	0	5,250,000

	Number of Shares
	03/31/08	06/30/08
Sales
Europe
> Netherlands
OPG Groep	12,800	0
QIAGEN	185,000	125,000
> Switzerland
Synthes	45,000	35,000
> Ireland
United Drug	1,115,760	1,098,700
> France
SES Global	410,000	405,700
> Sweden
Hexagon	409,200	380,900
Other Countries
> South Africa
Uranium One	400,000	0
> Australia
Sino Gold	1,700,000	680,000
Asia
> Japan
Hoya	215,000	165,000
> China
Jiangsu Expressway	7,760,000	0

See accompanying notes to financial statements.

51

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 92.6%
Europe 47.2%
	> United Kingdom 12.3%
1,200,000	Informa Group	$9,871
	Global Publisher & Event Organizer
480,000	Intertek Testing	9,446
	Testing, Inspection & Certification Services
685,000	Smith & Nephew	7,559
	Medical Equipment & Supplies
550,000	Capita Group	7,532
	White Collar, Back Office Outsourcing
41,100	Intermediate Capital	1,111
	European Provider of Mezzanine Capital
		35,519
	> Netherlands 9.9%
184,090	Fugro	15,724
	Oilfield Services
65,000	Vopak	4,406
	World's Largest Operator of Petroleum & Chemical Storage Terminals
89,121	SBM Offshore	3,289
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
145,302	Aalberts Industries	2,745
	Flow Control & Heat Treatment
125,000	QIAGEN (a)	2,531
	Life Science Company; DNA/RNA Purification
		28,695
	> Switzerland 5.3%
67,500	Kuehne & Nagel	6,412
	Freight Forwarding/Logistics
35,000	Synthes	4,824
	Products for Orthopedic Surgery
16,000	Swatch Group	3,998
	Watch & Electronics Manufacturer
		15,234
	> Ireland 4.2%
1,098,700	United Drug	6,106
	Irish Pharmaceutical Wholesaler & Outsourcer
235,000	IAWS Group	5,883
	Baked Goods
		11,989
	> France 3.6%
405,700	SES Global	10,284
	Satellite Broadcasting Services
		10,284
	> Germany 3.4%
225,000	Rhoen-Klinikum	7,145
	Health Care Services
40,000	Wincor Nixdorf	2,785
	Retail POS Systems & ATM Machines
		9,930
	> Sweden 3.2%
380,900	Hexagon	6,957
	Measurement Equipment & Polymers

Number of Shares		Value (000)
1,030,000	Niscayah	$2,241
	Commercial Security Installation & Service
		9,198
	> Greece 2.3%
390,000	Intralot	6,693
	Lottery & Gaming Systems & Services
		6,693
	> Spain 1.2%
55,000	Red Electrica de Espana	3,581
	Spanish Power Grid
		3,581
	> Denmark 1.0%
31,000	Novozymes	2,801
	Industrial Enzymes
		2,801
	> Austria 0.8%
100,000	Zumtobel	2,283
	Lighting Systems
		2,283
Europe: Total		136,207
Other Countries 22.5%
	> Canada 6.9%
59,000	Potash Corp. of Saskatchewan	13,486
	World's Largest Producer of Potash
276,133	Pacific Rubiales Energy (a)(b)	3,600
140,533	Pacific Rubiales Energy (a)	1,851
138,066	Pacific Rubiales Energy-Warrants (a)(b)	945
	Oil Production & Exploration in Colombia
		19,882
	> South Africa 5.2%
250,000	Impala Platinum Holdings	9,866
	Platinum Group Metals Mining & Refining
228,000	Naspers	4,979
	Media & Education in Africa & other Emerging Markets
		14,845
	> United States 4.6%
60,000	Diamond Offshore	8,348
	Contract Driller
53,000	Cephalon (a)	3,535
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
164,000	Synthesis Energy Systems (a)	1,476
	Owner/Operator of Gasification Plants
		13,359
	> Israel 4.5%
555,500	Israel Chemicals	12,944
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		12,944
	> Australia 1.3%
680,000	Sino Gold (a)	3,800
	Gold Mining in The People's Republic of China
		3,800
Other Countries: Total		64,830

See accompanying notes to financial statements.

52

Number of Shares		Value (000)
Asia 20.0%
	> Japan 11.6%
11,300	Jupiter Telecommunications (a)	$8,758
	Largest Cable Service Provider in Japan
10,500	Nintendo	5,923
	Entertainment Software & Hardware
138,000	Ibiden	5,017
	Electronic Parts & Ceramics
660,000	Kansai Paint	4,568
	Paint Producer in Japan, India, China & Southeast Asia
165,000	Hoya	3,815
	Opto-electrical Components & Eyeglass Lenses
100,000	Hitachi Construction Machinery	2,802
	Construction Machinery
235,000	Asics	2,563
	Footwear & Apparel
		33,446
	> China 5.6%
11,754,000	Lenovo Group	7,959
	Third Largest PC Vendor Globally
2,344,000	China Shipping Development	7,035
	China's Dominant Shipper for Oil & Coal
12,398,100	RexCapital Finance (a)	1,240
	Chinese Lottery
		16,234
	> South Korea 1.1%
114,000	Woongjin Coway	3,346
	South Korean Household Appliance Rental Service Provider
		3,346
	> Hong Kong 1.1%
117,000	Hong Kong Exchanges and Clearing	1,711
	Hong Kong Equity & Derivatives Market Operator
5,250,000	NagaCorp	1,414
	Monopoly Casino in Central Cambodia
		3,125
	> Singapore 0.6%
280,000	Singapore Exchange	1,422
	Singapore Equity & Derivatives Market Operator
110,000	OLAM	196
	Agriculture Supply Chain Manager
		1,618
Asia: Total		57,769

Number of Shares or Principal Amount (000)		Value (000)
Latin America 2.9%
	> Chile 2.9%
180,000	Sociedad Quimica y Minera de Chile - ADR	$8,388
	Producer of Specialty Fertilizers, Lithium & Iodine
		8,388
Latin America: Total		8,388
Total Equities: 92.6% (Cost: $217,785)		267,194
Short-Term Obligations 3.7%
	> Commercial Paper 2.4%
$1,400	General Electric Capital 1.80% Due 7/01/08	1,400
1,400	Toyota Motor Credit 1.90% Due 7/02/08	1,400
1,400	Nestle Capital (c) 2.09% Due 7/07/08	1,400
1,400	Avon Capital (c) 2.15% Due 7/09/08	1,399
1,400	Walgreen (c) 2.25% Due 7/11/08	1,399
		6,998
	> Repurchase Agreement 1.3%
3,728	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 3/31/09, market value $3,807 (repurchase proceeds $3,728)	3,728
		3,728
Total Short-Term Obligations (Amortized Cost: $10,726)		10,726
Total Investments: 96.3% (Cost: $228,511)(d)(e)		277,920
Cash and Other Assets Less Liabilities: 3.7%		10,802
Total Net Assets: 100%		$288,722

ADR = American Depositary Receipts

See accompanying notes to financial statements.

53

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $4,545 which represented 1.57% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	276,133	$1,109	$3,600
Pacific Rubiales Energy-Warrants	7/12/07	138,066	236	945
			$1,345	$4,545

(c)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities had an aggregate value of $4,198, which represented 1.5% of net assets.

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $228,511 and net unrealized appreciation was $49,409 consisting of gross unrealized appreciation of $62,374 and gross unrealized depreciation of $12,965.

(e)  On June 30, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$73,455	25.4%
US Dollar	45,958	15.9
British Pound	35,519	12.3
Japanese Yen	33,446	11.6
Hong Kong Dollar	19,359	6.7
Swiss Franc	15,235	5.3
South African Rand	14,845	5.1
Other currencies less than 5% of total net assets	40,103	14.0
	$277,920	96.3%

See accompanying notes to financial statements.

54

Columbia Acorn International Select

Portfolio Diversification

At June 30, 2008, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$28,701	9.9%
Other Industrial Services	15,858	5.5
Conglomerates	14,719	5.1
Outsourcing Services	9,969	3.5
Machinery	2,802	1.0
Electrical Components	2,283	0.8
	74,332	25.8
> Energy & Minerals
Oil Services	27,361	9.5
Mining	27,152	9.4
Oil & Gas Producers	6,396	2.2
Oil Refining, Marketing & Distribution	4,406	1.5
Alternative Energy	1,476	0.5
	66,791	23.1
> Information
Computer Hardware & Related Equipment	10,744	3.8
Satellite Broadcasting & Services	10,284	3.6
Publishing	9,871	3.4
CATV	8,758	3.0
Consumer Software	5,923	2.1
TV Broadcasting	4,979	1.7
Semiconductors & Related Equipment	3,815	1.3
Financial Processors	3,133	1.1
	57,507	20.0

	Value (000)	Percent
> Health Care
Medical Equipment & Devices	$12,383	4.3%
Pharmaceuticals	9,641	3.3
Health Care Services	7,145	2.5
Medical Supplies	2,531	0.9
	31,700	11.0
> Consumer Goods & Services
Casinos & Gaming	9,347	3.2
Food & Beverage	5,883	2.0
Other Durable Goods	3,998	1.4
Other Consumer Services	3,346	1.2
Leisure Products	2,563	0.9
	25,137	8.7
> Other Industries
Transportation	7,035	2.4
Regulated Utilities	3,581	1.2
	10,616	3.6
> Finance
Finance Companies	1,111	0.4
	1,111	0.4
Total Equities:	267,194	92.6
Short-Term Obligations:	10,726	3.7
Total Investments:	277,920	96.3
Cash and Other Assets Less Liabilities:	10,802	3.7
Net Assets:	$288,722	100.0%

See accompanying notes to financial statements.

55

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Energy & Minerals
Real Goods Solar	0	1,500,000
Synthesis Energy Systems	0	2,350,000
Uranium One (South Africa)	20,363,700	21,178,600
Consumer Goods & Services
Knoll	1,730,000	1,800,000
NagaCorp (Hong Kong)	0	38,651,100
RexCapital Finance (China)	0	8,265,400
Information
Cardtronics	3,269,000	3,350,000
Globalstar	6,982,435	10,592,100
Novell	8,000,000	9,000,000
Sanmina-SCI	37,500,000	45,250,000
WNS - ADR	894,860	1,435,296
Industrial Goods & Services
American Reprographics	1,000,000	1,343,574
Israel Chemicals (Israel)	0	970,000
Mobile Mini	1,000,000	1,250,000
Finance
MF Global	907,120	3,740,000

ADR = American Depositary Receipts

	Number of Shares
	03/31/08	06/30/08
Sales
Energy & Minerals
Canadian Solar	2,100,000	1,500,000
Potash Corp. of Saskatchewan (Canada)	1,100,000	990,000
Consumer Goods & Services
Harley-Davidson	800,000	600,000
Herman Miller	850,000	0
International Speedway	750,000	0
Universal Technical Institute	1,500,000	1,100,000
Information
Avid Technology	2,350,000	2,000,000
Tellabs	18,000,000	16,748,200
VisionChina Media - ADR (China)	2,850,028	2,700,000
Finance
Conseco	10,200,000	8,400,000
Janus Capital Group	4,000,000	3,700,000
Markel	112,000	55,800

See accompanying notes to financial statements.

56

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 99.9%
Energy & Minerals 28.9%
	> Mining 11.7%
990,000	Potash Corp. of Saskatchewan (Canada)	$226,284
	World's Largest Producer of Potash
21,178,600	Uranium One (South Africa) (a)	99,694
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		325,978
	> Oil Services 8.7%
5,550,000	Tetra Technologies (a)(b)	131,590
	U.S.-based Service Company with Life of Field Approach
1,200,000	FMC Technologies (a)	92,316
	Oil & Gas Wellhead Manufacturer
125,000	Diamond Offshore	17,393
	Contract Driller
		241,299
	> Oil & Gas Producers 5.2%
8,316,666	Pacific Rubiales Energy (Canada) (a)(c)	108,440
1,260,834	Pacific Rubiales Energy (Canada) (a)	16,606
2,868,750	Pacific Rubiales Energy-Warrants (Canada) (a)(c)	19,635
	Oil Production & Exploration in Colombia
		144,681
	> Alternative Energy 3.3%
1,500,000	Canadian Solar (a)(b)	60,285
	Solar Cell & Module Manufacturer
2,350,000	Synthesis Energy Systems (a)(b)	21,150
	Owner/Operator of Gasification Plants
1,500,000	Real Goods Solar (a)(b)	9,225
	Residential Solar Energy Installer
		90,660
Energy & Minerals: Total		802,618
Consumer Goods & Services 25.1%
	> Retail 10.4%
1,650,000	Abercrombie & Fitch	103,422
	Teen Apparel Retailer
3,550,000	Safeway	101,352
	Supermarkets
850,000	Costco Wholesale	59,619
	Warehouse Superstores
4,500,000	Chico's FAS (a)	24,165
	Women's Specialty Retailer
		288,558
	> Other Consumer Services 7.5%
2,100,000	ITT Educational Services (a)(b)	173,523
	Post-secondary Degree Services
1,500,000	Career Education (a)	21,915
	Post-secondary Education
1,100,000	Universal Technical Institute (a)(b)	13,706
	Vocational Training
		209,144

Number of Shares		Value (000)
	> Travel 3.0%
3,550,000	Expedia (a)	$65,249
	Online Travel Services Company
2,000,000	Hertz (a)	19,200
	Largest U.S. Rental Car Operator
		84,449
	> Apparel 1.7%
1,600,000	Coach (a)	46,208
	Designer & Retailer of Branded Leather Accessories
		46,208
	> Furniture & Textiles 0.8%
1,800,000	Knoll	21,870
	Office Furniture
		21,870
	> Leisure Products 0.8%
600,000	Harley-Davidson	21,756
	Motorcycles & Related Merchandise
		21,756
	> Food & Beverage 0.5%
9,130,100	Fu Ji Food & Catering Services (China)	14,168
	Food Catering Service Provider in China
		14,168
	> Casinos & Gaming 0.4%
38,651,100	NagaCorp (Hong Kong)	10,410
	Monopoly Casino in Central Cambodia
8,265,400	RexCapital Finance (China)(a)	827
	Chinese Lottery
		11,237
Consumer Goods & Services: Total		697,390
Information 21.4%
	> Mobile Communications 4.6%
2,300,000	American Tower (a)	97,175
	Communications Towers in USA & Mexico
10,592,100	Globalstar (a)(b)	29,976
	Satellite Mobile Voice & Data Carrier
		127,151
	> Business Software 3.1%
9,000,000	Novell (a)	53,010
	Directory, Operating System & Identity Management Software
2,000,000	Avid Technology (a)(b)	33,980
	Digital Nonlinear Editing Software & Systems
		86,990
	> Internet Related 3.1%
9,600,000	SkillSoft - ADR (a)(b)	86,784
	Web-based Learning Solutions (E-Learning)
		86,784
	> Telecommunications Equipment 2.8%
16,748,200	Tellabs (a)	77,879
	Telecommunications Equipment
		77,879

See accompanying notes to financial statements.

57

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Contract Manufacturing 2.1%
45,250,000	Sanmina-SCI (a)(b)	$57,920
	Electronic Manufacturing Services
		57,920
	> CATV 2.0%
2,500,000	Discovery Holding (a)	54,900
	CATV Programming
		54,900
	> Advertising 1.5%
2,700,000	VisionChina Media - ADR (China) (a)	42,849
	Advertising on Digital Screens in China's Mass Transit System
		42,849
	> Computer Services 1.1%
1,435,296	WNS - ADR (a)	24,185
	Offshore BPO (Business Process Outsourcing) Services
1,367,000	Hackett Group (a)	7,846
	IT Integration & Best Practice Research
		32,031
	> Financial Processors 1.1%
3,350,000	Cardtronics (a)(b)	29,715
	Operates the World's Largest Network of ATMs
		29,715
Information: Total		596,219
Industrial Goods & Services 11.5%
	> Other Industrial Services 5.1%
1,425,000	Expeditors International of Washington	61,275
	International Freight Forwarder
3,000,000	American Commercial Lines (a)(b)	32,790
	Operator/Builder of Inland Barges
1,250,000	Mobile Mini (a)	25,000
	Portable Storage Units Leasing
1,343,574	American Reprographics (a)	22,370
	Document Management & Logistics
		141,435
	> Outsourcing Services 3.6%
3,000,000	Quanta Services (a)	99,810
	Electrical & Telecom Construction Services
		99,810
	> Waste Management 2.0%
1,500,000	Waste Management	56,565
	U.S. Garbage Collection & Disposal
		56,565
	> Industrial Materials & Specialty Chemicals 0.8%
970,000	Israel Chemicals (Israel)	22,602
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		22,602
Industrial Goods & Services: Total		320,412

Number of Shares or Principal Amount (000)		Value (000)
Finance 9.5%
	> Brokerage & Money Management 5.7%
3,700,000	Janus Capital Group	$97,939
	Manages Mutual Funds
1,600,000	SEI Investments	37,632
	Mutual Fund Administration & Investment Management
3,740,000	MF Global (a)	23,599
	Futures Broker
		159,170
	> Insurance 3.8%
8,400,000	Conseco (a)(b)	83,328
	Life, Long-term Care & Medical Supplement Insurance
55,800	Markel (a)	20,479
	Specialty Insurance
		103,807
Finance: Total		262,977
Other Industries 2.1%
	> Transportation 2.1%
1,750,000	JB Hunt Transport Services	58,240
	Truck & Intermodal Carrier
		58,240
Other Industries: Total		58,240
Health Care 1.4%
	> Pharmaceuticals 1.4%
600,000	Cephalon (a)	40,014
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
		40,014
Health Care: Total		40,014
Total Equities: 99.9% (Cost: $2,268,508)		2,777,870
Short-Term Obligation 0.3%
	> Repurchase Agreement 0.3%
$9,291	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/23, market value $9,479 (repurchase proceeds $9,291)	9,291
Total Short-Term Obligation (Cost: $9,291)		9,291
Total Investments: 100.2% (Cost: $2,277,799)(d)		2,787,161
Cash and Other Assets Less Liabilities: (0.2)%		(6,834)
Total Net Assets: 100%		$2,780,327

See accompanying notes to financial statements.

58

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
American Commercial Lines	3,000,000	-	-	3,000,000	$32,790	$-
Avid Technology	2,350,000	-	350,000	2,000,000	33,980	-
Canadian Solar	2,400,000	125,195	1,025,195	1,500,000	60,285	-
CardTronics	2,308,000	1,042,000	-	3,350,000	29,715	-
Conseco	9,700,000	500,000	1,800,000	8,400,000	83,328	-
Globalstar	6,866,316	3,725,784	-	10,592,100	29,976	-
ITT Educational Services	1,300,000	800,000	-	2,100,000	173,523	-
Petro Rubiales Energy (merged into Pacific Rubiales Energy)*	50,000,000	-	50,000,000	-	-	-
Petro Rubiales Energy-Warrants (merged into Pacific Rubiales Energy-Warrants)*	17,212,000	-	17,212,000	-	-	-
Real Goods Solar	-	1,500,000	-	1,500,000	9,225	-
Sanmina-SCI	36,700,000	8,550,000	-	45,250,000	57,920	-
SkillSoft - ADR	9,600,000	-	-	9,600,000	86,784	-
Synthesis Energy Systems	-	2,350,000	-	2,350,000	21,150	-
Tetra Technologies	5,550,000	-	-	5,550,000	131,590	-
Universal Technical Institute	1,500,000	-	400,000	1,100,000	13,706	-
Total of Affiliated Transactions	148,486,816	18,592,979	70,787,695	96,292,100	$763,972	$-

*  At June 30, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2008, was $872,228 and $763,972, respectively. Investments in affiliate companies represented 27.5% of total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $128,075, which represented 4.60% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	8,316,666	$37,653	$108,440
Pacific Rubiales Energy-Warrants	7/12/07	2,868,750	4,910	19,635
			$42,563	$128,075

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $2,277,799 and net unrealized appreciation was $509,362 consisting of gross unrealized appreciation of $994,434 and gross unrealized depreciation of $485,072.

ADR = American Depositary Receipts

See accompanying notes to financial statements.

59

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2008

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 68.8%
2,773,830	Columbia Large Cap Enhanced Core Fund, Class Z	$34,312
2,150,618	Columbia Dividend Income Fund, Class Z	27,571
534,019	Columbia Acorn International, Class Z	20,811
1,025,457	Columbia Marsico Growth Fund, Class Z	20,653
766,138	Columbia Acorn Fund, Class Z	20,226
521,643	Columbia Acorn Select, Class Z	13,604
Total Stock Funds (Cost: $139,455)		137,177
	> Bond Funds: 30.5%
3,561,831	Columbia Intermediate Bond Fund, Class Z	30,418
1,684,659	Columbia U.S. Treasury Index Fund, Class Z	18,380
1,560,980	Columbia Conservative High Yield Fund, Class Z	12,019
Total Bond Funds (Cost: $61,627)		60,817
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$1,195	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/11 market value $1,220 (repurchase proceeds $1,195)	1,195
Total Short-Term Obligation (Cost: $1,195)		1,195
Total Investments: 99.9% (Cost: $202,277)(a)		199,189
Cash and Other Assets Less Liabilities: 0.1%		146
Total Net Assets: 100%		$199,335

> Notes to Statements of Investments (dollar values in thousands)

(a)  At June 30, 2008, for federal income tax purposes cost of investments was $202,277 and net unrealized depreciation was $3,088 consisting of gross unrealized appreciation of $3,839 and gross unrealized depreciation of $6,927.

See accompanying notes to financial statements.

60

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61

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2008	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,023,276	$4,211,815	$1,148,410	$228,511	$1,405,571		$1,195
Affiliated investments, at cost (See Note 4)	3,633,643	181,586	5,636	—	872,228		201,082
Unaffiliated investments, at value	$13,015,056	$5,248,063	$1,414,010	$277,920	$2,023,189		$1,195
Affiliated investments, at value (See Note 4)	4,306,751	144,688	3,388	—	763,972		197,994
Cash	13,386	291	430	1	1		—	*
Foreign currency (cost: Columbia Acorn Fund $1,919; Columbia Acorn International $12,580; Columbia Acorn International Select $11,381; Columbia Acorn Select $107)	1,998	12,979	—	11,094	107		—
Receivable for:
Investments sold	12,704	2,296	2,028	109	7,965		—
Fund shares sold	12,241	7,353	757	937	2,248		689
Dividends and interest	8,565	7,021	512	408	370		—	*
Foreign tax reclaims	291	1,868	—	73	—		—
Expense reimbursement due from Advisor	—	—	—	—	—		26
Trustees' Deferred Compensation Investments	2,976	822	223	—	239		—
Other assets	52	46	—	—	11		—
Total Assets	17,374,020	5,425,427	1,421,348	290,542	2,798,102		199,904
Liabilities:
Payable for:
Investments purchased	56,749	7,773	5,742	949	7,322		—
Fund shares redeemed	21,246	4,181	1,671	418	6,783		296
Management fee	9,661	3,522	1,060	222	1,900		17
Administration fee	567	174	46	9	90		6
12b-1 Service & Distribution fees	2,396	309	112	31	449		78
Reports to shareholders	1,261	289	176	49	323		68
Deferred Trustees' fees	2,976	822	223	34	239		25
Transfer agent fees	4,628	390	428	19	640		44
Trustees' fees	13	1	2	1	1		1
Audit fee	38	39	21	22	21		13
Custody fees	286	400	7	15	7		—
Other liabilities	—	—	3	51	—		21
Total Liabilities	99,821	17,900	9,491	1,820	17,775		569
Net Assets	$17,274,199	$5,407,527	$1,411,857	$288,722	$2,780,327		$199,335
Composition of Net Assets:
Paid in capital	$12,291,082	$4,092,482	$1,205,127	$242,439	$2,242,042		$202,917
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	3,134	40,825	(3,799)	1,759	(19,735)		1,786
Accumulated net realized gain/(loss)	314,977	274,274	(52,823)	(4,609)	48,658		(2,280)
Net unrealized appreciation/(depreciation) on:
Investments	4,664,888	999,350	263,352	49,409	509,362		(3,088)
Foreign currency translations	118	596	—	(276)	—	*	—
Net Assets	$17,274,199	$5,407,527	$1,411,857	$288,722	$2,780,327		$199,335
Net asset value per share – Class A (a)	$25.69	$38.89	$23.97	$30.22	$25.55		$11.66
(Net assets/shares)	($3,630,552/141,310)	($649,297/16,698)	($213,627/8,911)	($57,127/1,890)	($948,316/37,112)		($56,020/4,803)
Maximum offering price per share – Class A (b)	$27.26	$41.26	$25.43	$32.06	$27.11		$12.37
(Net asset value per share/front- end sales charge)	($25.69/0.9425)	($38.89/0.9425)	($23.97/0.9425)	($30.22/0.9425)	($25.55/0.9425)		($11.66/0.9425)
Net asset value and offering price per share – Class B (a)	$24.27	$37.95	$22.66	$28.93	$24.23		$11.70
(Net assets/shares)	($1,016,556/41,877)	($84,337/2,222)	($42,626/1,881)	($10,182/352)	($164,085/6,771)		($60,052/5,132)
Net asset value and offering price per share – Class C (a)	$24.12	$37.80	$22.54	$28.83	$24.11		$11.68
(Net assets/shares)	($1,064,047/44,111)	($135,532/3,586)	($42,404/1,881)	($15,866/550)	($160,040/6,638)		($33,480/2,865)
Net asset value and offering price per share – Class Z (c)	$26.40	$38.97	$24.68	$30.49	$26.08		$11.59
(Net assets/shares)	($11,563,044/437,949)	($4,538,361/116,453)	($1,113,200/45,102)	($205,547/6,741)	($1,507,886/57,823)		($49,783/4,294)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

62

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2008

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$63,521	$79,007	$4,037	$3,735	$5,407	$—
Dividend income from affiliates (See Note 4)	23,857	572	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,513
Interest income	9,179	3,969	368	167	1,080	11
	96,557	83,548	4,405	3,902	6,487	2,524
Foreign taxes withheld	(1,633)	(512)	—	(250)	(82)	—
Total Investment Income	94,924	83,036	4,405	3,652	6,405	2,524
Expenses:
Management fee	57,804	20,966	6,233	1,266	11,200	95
Administration fee	3,456	1,053	276	52	538	37
12b-1 Service and Distribution fees:
Class A	4,786	782	277	63	1,224	67
Class B	4,137	343	174	39	643	240
Class C	5,709	706	222	70	845	153
Transfer agent fees:
Class A	1,605	294	87	22	439	40
Class B	975	93	49	12	183	56
Class C	649	85	27	9	113	22
Class Z	2,233	689	291	40	291	20
Custody fees	677	1,701	34	66	55	—
Trustees' fees	443	134	36	6	68	3
Registration & blue sky fees	93	74	36	32	68	28
Reports to shareholders	1,220	366	166	59	318	71
Chief compliance officer expenses (See Note 4)	232	64	19	3	34	2
Other expenses	403	158	56	36	84	19
Total expenses	84,422	27,508	7,983	1,775	16,103	853
Less custody fees paid indirectly	(46)	(1)	(1)	— *	(1)	— *
Less reimbursement of expenses by Investment Advisor	—	—	—	—	—	(154)
Net Expenses	84,376	27,507	7,982	1,775	16,102	699
Net Investment Income/(Loss)	10,548	55,529	(3,577)	1,877	(9,697)	1,825
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	360,790	275,169	(51,054)	(4,997)	54,794	—
Affiliated investments (See Note 4)	(44,513)	—	—	—	(5,793)	(2,427)
Foreign currency transactions	770	(25)	—	641	(16)	—
Distributions from affiliated investment company shares	—	—	—	—	—	947
Net realized gain/(loss)	317,047	275,144	(51,054)	(4,356)	48,985	(1,480)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(1,451,967)	(829,290)	(77,383)	(5,464)	(200,920)	—
Affiliated investments (See Note 4)	(685,065)	(24,330)	(1,234)	—	(23,212)	(9,625)
Foreign currency translations	58	528	—	(490)	—	—
Foreign capital gains tax	—	521	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	(2,136,974)	(852,571)	(78,617)	(5,954)	(224,132)	(9,625)
Net realized and unrealized loss	(1,819,927)	(577,427)	(129,671)	(10,310)	(175,147)	(11,105)
Net Decrease in Net Assets resulting from Operations	$(1,809,379)	$(521,898)	$(133,248)	$(8,433)	$(184,844)	$(9,280)

*  Rounds to less than $500.

See accompanying notes to financial statements.

63

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$10,548	$45,731	$55,529	$47,827	$(3,577)	$(2,597)
Net realized gain/(loss) on investments and foreign currency transactions	317,047	1,712,094	275,144	513,670	(51,054)	134,988
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(2,136,974)	(335,820)	(852,571)	231,935	(78,617)	(78,587)
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase/(Decrease) from Operations	(1,809,379)	1,422,005	(521,898)	793,432	(133,248)	53,804
Distributions to Shareholders From:
Net investment income – Class A	—	(3,413)	(1,019)	(1,116)	—	—
Net realized gain – Class A	(77,187)	(325,538)	(9,806)	(43,244)	(8,248)	(15,400)
Net investment income – Class B	—	—	— *	— *	—	—
Net realized gain – Class B	(22,988)	(102,379)	(1,332)	(7,707)	(1,747)	(3,468)
Net investment income – Class C	—	—	— *	(2)	—	—
Net realized gain – Class C	(24,101)	(105,787)	(2,146)	(11,335)	(1,740)	(3,257)
Net investment income – Class Z	—	(48,153)	(23,594)	(35,860)	—	—
Net realized gain – Class Z	(239,508)	(960,719)	(68,973)	(359,596)	(41,787)	(72,632)
Total Distributions to Shareholders	(363,784)	(1,545,989)	(106,870)	(458,860)	(53,522)	(94,757)
Share Transactions:
Subscriptions – Class A	322,453	1,059,415	174,931	364,862	24,387	90,692
Distributions reinvested – Class A	70,874	298,039	9,978	40,913	7,538	13,230
Redemptions – Class A	(595,976)	(1,097,778)	(88,178)	(115,689)	(34,220)	(96,876)
Net Increase/(Decrease) – Class A	(202,649)	259,676	96,731	290,086	(2,295)	7,046
Subscriptions – Class B	1,888	14,689	1,697	17,916	59	496
Distributions reinvested – Class B	21,099	93,667	1,209	7,027	1,615	3,174
Redemptions – Class B	(136,818)	(235,941)	(11,496)	(22,565)	(6,427)	(13,338)
Net Increase/(Decrease) – Class B	(113,831)	(127,585)	(8,590)	2,378	(4,753)	(9,668)
Subscriptions – Class C	25,207	110,348	14,834	60,335	1,282	3,126
Distributions reinvested – Class C	19,018	83,502	1,596	8,403	1,523	2,798
Redemptions – Class C	(145,736)	(210,477)	(17,648)	(21,288)	(4,878)	(8,675)
Net Increase/(Decrease) – Class C	(101,511)	(16,627)	(1,218)	47,450	(2,073)	(2,751)
Subscriptions – Class Z	789,248	1,935,968	401,071	996,581	104,698	236,636
Distributions reinvested – Class Z	207,296	863,071	64,911	279,036	37,687	65,865
Redemptions – Class Z	(1,052,537)	(1,814,299)	(315,121)	(495,473)	(98,579)	(272,461)
Net Increase/(Decrease) – Class Z	(55,993)	984,740	150,861	780,144	43,806	30,040
Net Increase/(Decrease) from Share Transactions	(473,984)	1,100,204	237,784	1,120,058	34,685	24,667
Redemption Fees	—	—	183	303	—	—
Total Increase/(Decrease) in Net Assets	(2,647,147)	976,220	(390,801)	1,454,933	(152,085)	(16,286)
Net Assets:
Beginning of period	19,921,346	18,945,126	5,798,328	4,343,395	1,563,942	1,580,228
End of period	$17,274,199	$19,921,346	$5,407,527	$5,798,328	$1,411,857	$1,563,942
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$3,134	$(7,414)	$40,825	$9,909	$(3,799)	$(222)

*  Rounds to less than $500.

See accompanying notes to financial statements.

64

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$1,877	$500	$(9,697)	$(13,824)	$1,825	$6,445
Net realized gain/(loss) on investments and foreign currency transactions	(4,356)	28,722	48,985	137,328	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	(1,480)	8,935
Net change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,954)	13,014	(224,132)	60,654	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	(9,625)	(1,323)
Net Increase/(Decrease) from Operations	(8,433)	42,236	(184,844)	184,158	(9,280)	14,057
Distributions to Shareholders From:
Net investment income – Class A	—	(150)	—	—	(40)	(2,012)
Net realized gain – Class A	(984)	(2,498)	(25,410)	(25,546)	(337)	(3,166)
Net investment income – Class B	—	—	—	—	—	(2,100)
Net realized gain – Class B	(188)	(655)	(4,641)	(4,903)	(371)	(4,129)
Net investment income – Class C	—	—	—	—	—	(764)
Net realized gain – Class C	(288)	(682)	(4,552)	(4,795)	(201)	(1,608)
Net investment income – Class Z	(281)	(1,618)	—	—	(166)	(1,519)
Net realized gain – Class Z	(3,600)	(10,710)	(39,523)	(33,588)	(301)	(2,094)
Total Distributions to Shareholders	(5,341)	(16,313)	(74,126)	(68,832)	(1,416)	(17,392)
Share Transactions:
Subscriptions – Class A	18,579	26,720	72,543	353,434	12,131	10,451
Distributions reinvested – Class A	901	2,409	23,382	23,371	346	4,734
Redemptions – Class A	(8,609)	(7,228)	(171,445)	(257,380)	(6,631)	(19,044)
Net Increase/(Decrease) – Class A	10,871	21,901	(75,520)	119,425	5,846	(3,859)
Subscriptions – Class B	271	2,760	386	3,529	2,068	4,269
Distributions reinvested – Class B	170	583	4,148	4,372	341	5,698
Redemptions – Class B	(1,545)	(2,545)	(22,118)	(36,416)	(6,508)	(13,592)
Net Increase/(Decrease) – Class B	(1,104)	798	(17,584)	(28,515)	(4,099)	(3,625)
Subscriptions – Class C	4,498	5,815	3,255	44,306	11,467	4,372
Distributions reinvested – Class C	247	579	3,639	3,773	187	2,127
Redemptions – Class C	(1,240)	(1,469)	(26,611)	(32,811)	(3,336)	(6,502)
Net Increase/(Decrease) – Class C	3,505	4,925	(19,717)	15,268	8,318	(3)
Subscriptions – Class Z	31,752	70,464	213,461	874,944	19,128	6,608
Distributions reinvested – Class Z	1,769	5,636	29,748	25,110	437	3,354
Redemptions – Class Z	(21,342)	(21,559)	(176,250)	(274,110)	(3,127)	(4,141)
Net Increase/(Decrease) – Class Z	12,179	54,541	66,959	625,944	16,438	5,821
Net Increase/(Decrease) from Share Transactions	25,451	82,165	(45,862)	732,122	26,503	(1,666)
Redemption Fees	28	31	—	—	—	—
Total Increase/(Decrease) in Net Assets	11,705	108,119	(304,832)	847,448	15,807	(5,001)
Net Assets:
Beginning of period	277,017	168,898	3,085,159	2,237,711	183,528	188,529
End of period	$288,722	$277,017	$2,780,327	$3,085,159	$199,335	$183,528
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$1,759	$163	$(19,735)	$(10,038)	$1,786	$167

See accompanying notes to financial statements.

65

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	11,966	34,304	4,294	8,200	962	3,109
Shares issued in reinvestment and capital gains – Class A	2,639	10,082	248	931	302	475
Less shares redeemed – Class A	(22,274)	(35,563)	(2,189)	(2,608)	(1,353)	(3,347)
Net Increase/(Decrease) – Class A	(7,669)	8,823	2,353	6,523	(89)	237
Subscriptions – Class B	75	501	43	410	3	18
Shares issued in reinvestment and capital gains – Class B	831	3,332	31	164	68	119
Less shares redeemed – Class B	(5,407)	(7,999)	(293)	(523)	(270)	(478)
Net Increase/(Decrease) – Class B	(4,501)	(4,166)	(219)	51	(199)	(341)
Subscriptions – Class C	995	3,792	374	1,389	52	113
Shares issued in reinvestment and capital gains – Class C	754	2,987	41	196	65	105
Less shares redeemed – Class C	(5,800)	(7,188)	(454)	(487)	(205)	(312)
Net Increase/(Decrease) – Class C	(4,051)	(409)	(39)	1,098	(88)	(94)
Subscriptions – Class Z	28,508	61,171	9,836	22,406	4,031	7,861
Shares issued in reinvestment and capital gains – Class Z	7,509	28,499	1,609	6,321	1,466	2,304
Less shares redeemed – Class Z	(38,418)	(57,473)	(7,797)	(11,085)	(3,814)	(9,118)
Net Increase/(Decrease) – Class Z	(2,401)	32,197	3,648	17,642	1,683	1,047
Net Increase/(Decrease) in Shares of Beneficial Interest	(18,622)	36,445	5,743	25,314	1,307	849

See accompanying notes to financial statements.

66

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	620	867	2,820	12,257	1,004	805
Shares issued in reinvestment and capital gains – Class A	30	75	901	810	29	380
Less shares redeemed – Class A	(289)	(230)	(6,690)	(8,919)	(555)	(1,469)
Net Increase/(Decrease) – Class A	361	712	(2,969)	4,148	478	(284)
Subscriptions – Class B	9	93	16	129	173	328
Shares issued in reinvestment and capital gains – Class B	6	19	168	159	29	456
Less shares redeemed – Class B	(55)	(86)	(909)	(1,320)	(541)	(1,046)
Net Increase/(Decrease) – Class B	(40)	26	(725)	(1,032)	(339)	(262)
Subscriptions – Class C	157	194	133	1,601	952	338
Shares issued in reinvestment and capital gains – Class C	9	19	148	138	15	170
Less shares redeemed – Class C	(44)	(49)	(1,092)	(1,197)	(277)	(502)
Net Increase/(Decrease) – Class C	122	164	(811)	542	690	6
Subscriptions – Class Z	1,051	2,248	8,135	29,644	1,607	511
Shares issued in reinvestment and capital gains – Class Z	58	176	1,123	858	37	271
Less shares redeemed – Class Z	(724)	(696)	(6,737)	(9,406)	(260)	(320)
Net Increase/(Decrease) – Class Z	385	1,728	2,521	21,096	1,384	462
Net Increase/(Decrease) in Shares of Beneficial Interest	828	2,630	(1,984)	24,754	2,213	(78)

See accompanying notes to financial statements.

67

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$29.61		$29.71		$28.17		$26.45		$22.56		$15.50
Income from Investment Operations
Net investment income (a)	0.04		0.15	(b)	0.13		0.15		0.04		0.03
Net realized and unrealized gain/(loss)	(2.70)		2.17		3.92		3.28		4.78		7.05
Total from Investment Operations	(2.66)		2.32		4.05		3.43		4.82		7.08
Less Distributions to Shareholders
From net investment income	—		(0.12)		(0.13)		(0.15)		(0.02)		—
From net realized gains	(0.55)		(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions to Shareholders	(0.55)		(2.42)		(2.51)		(1.71)		(0.93)		(0.02)
Net Asset Value, End of Period	$26.40		$29.61		$29.71		$28.17		$26.45		$22.56
Total Return (c)	(9.05	)%(d)	7.69	%(e)(f)	14.45	%(e)	13.11	%(e)	21.51	%(e)	45.68%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.75	%(h)	0.74%		0.74%		0.74%		0.81%		0.80%
Net investment income (g)	0.30	%(h)	0.46%		0.45%		0.57%		0.18%		0.17%
Waiver/Reimbursement	—		0.00	%(i)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	10	%(d)	20%		22%		16%		20%		10%
Net assets at end of period (in millions)	$11,563		$13,038		$12,128		$10,399		$8,689		$7,065

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a volumtary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$43.60		$40.31		$33.44		$29.03		$22.66		$15.40
Income from Investment Operations
Net investment income (a)	0.43		0.43		0.35		0.34		0.25		0.21
Net realized and unrealized gain/(loss)	(4.25)		6.56		10.94		5.87		6.37		7.13
Total from Investment Operations	(3.82)		6.99		11.29		6.21		6.62		7.34
Less Distributions to Shareholders
From net investment income	(0.21)		(0.34)		(0.51)		(0.72)		(0.25)		(0.08)
From net realized gains	(0.60)		(3.36)		(3.91)		(1.08)		—		—
Total Distributions to Shareholders	(0.81)		(3.70)		(4.42)		(1.80)		(0.25)		(0.08)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$38.97		$43.60		$40.31		$33.44		$29.03		$22.66
Total Return (c)	(8.83	)%(d)	17.28	%(e)	34.53	%(e)	21.81	%(e)	29.47	%(e)	47.80%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.92	%(g)	0.91%		0.94%		0.99%		1.08%		1.05%
Net investment income (f)	2.10	%(g)	0.96%		0.92%		1.09%		1.01%		1.19%
Waiver/Reimbursement	—		0.00	%(h)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	16	%(d)	28%		31%		27%		40%		40%
Net assets at end of period (in millions)	$4,538		$4,918		$3,836		$2,629		$1,919		$1,563

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

68

Columbia Acorn USA

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.97		$28.66		$27.03		$25.20		$21.01		$14.28
Income from Investment Operations
Net investment income/(loss) (a)	(0.05)		(0.01	)(b)	(0.02)		0.07		(0.15)		(0.13)
Net realized and unrealized gain/(loss)	(2.28)		1.03		2.26		3.18		4.48		6.86
Total from Investment Operations	(2.33)		1.02		2.24		3.25		4.33		6.73
Less Distributions to Shareholders
From net investment income	—		—		—		(0.05)		—		—
From net realized gains	(0.96)		(1.71)		(0.61)		(1.37)		(0.14)		—
Total Distributions to Shareholders	(0.96)		(1.71)		(0.61)		(1.42)		(0.14)		—
Net Asset Value, End of Period	$24.68		$27.97		$28.66		$27.03		$25.20		$21.01
Total Return (c)	(8.48	)%(d)	3.46	%(e)(f)	8.28	%(f)	12.98	%(f)	20.62	%(f)	47.13%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.00	%(h)	0.98%		0.98%		1.01%		1.09%		1.11%
Net investment income/(loss) (g)	(0.39	)%(h)	(0.03)%		(0.07)%		0.28%		(0.66)%		(0.72)%
Waiver/Reimbursement	—		0.00	%(i)	0.01%		0.01%		0.02%		—
Portfolio turnover rate	12	%(d)	21%		13%		13%		18%		7%
Net assets at end of period (in millions)	$1,113		$1,214		$1,214		$937		$646		$502

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$32.02		$27.97		$20.57		$18.02		$14.58		$10.29
Income from Investment Operations
Net investment income (a)	0.23		0.14	(b)	0.10		0.13		0.04		0.06
Net realized and unrealized gain/(loss)	(1.17)		5.96		7.35		2.70		3.47		4.24
Total from Investment Operations	(0.94)		6.10		7.45		2.83		3.51		4.30
Less Distributions to Shareholders
From net investment income	(0.05)		(0.28)		(0.05)		(0.28)		(0.07)		(0.01)
From net realized gains	(0.54)		(1.77)		—		—		—		—
Total Distributions to Shareholders	(0.59)		(2.05)		(0.05)		(0.28)		(0.07)		(0.01)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$30.49		$32.02		$27.97		$20.57		$18.02		$14.58
Total Return (d)	(2.94	)%(e)	21.86	%(f)	36.27	%(f)	15.98	%(f)	24.14	%(f)	41.79	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.17	%(h)	1.18%		1.27%		1.45%		1.45%		1.45%
Net investment income (g)	1.53	%(h)	0.44%		0.44%		0.72%		0.27%		0.56%
Waiver/Reimbursement	—		0.00	%(i)	0.01%		0.04%		0.29%		0.42%
Portfolio turnover rate	26	%(e)	57%		47%		39%		73%		69%
Net assets at end of period (in millions)	$206		$204		$129		$74		$46		$34

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

69

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$28.41		$26.59		$22.77		$21.13		$18.20		$14.04
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.07)		(0.06)		(0.03)		(0.10)		(0.10)
Net realized and unrealized gain/(loss)	(1.58)		2.53		4.51		2.35		3.47		4.39
Total from Investment Operations	(1.64)		2.46		4.45		2.32		3.37		4.29
Less Distributions to Shareholders
From net investment income	—		—		(0.04)		—		—		—
From net realized gains	(0.69)		(0.64)		(0.59)		(0.68)		(0.44)		(0.13)
Total Distributions to Shareholders	(0.69)		(0.64)		(0.63)		(0.68)		(0.44)		(0.13)
Net Asset Value, End of Period	$26.08		$28.41		$26.59		$22.77		$21.13		$18.20
Total Return (b)	(5.80	)%(c)	9.20	%(d)	19.68	%(d)	11.08	%(d)	18.58	%(d)	30.61%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.92	%(f)	0.91%		0.96%		0.99%		1.13%		1.12%
Net investment loss (e)	(0.46	)(f)	(0.24)%		(0.26)%		(0.16)%		(0.52)%		(0.63)%
Waiver/Reimbursement	—		0.00	%(g)	0.02%		0.03%		0.02%		—
Portfolio turnover rate	14	%(c)	14%		21%		19%		34%		16%
Net assets at end of period (in millions)	$1,508		$1,571		$909		$688		$445		$294

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.26		$12.57	$12.50	13.12	$12.31	$10.41
Income from Investment Operations
Net investment income (a)	0.14		0.52	0.49	0.43	0.31	0.19
Net realized and unrealized gain/(loss)	(0.70)		0.53	0.84	0.28	0.82	1.87
Total from Investment Operations	(0.56)		1.05	1.33	0.71	1.13	2.06
Less Distributions to Shareholders
From net investment income	(0.04)		(0.57)	(0.54)	(0.42)	(0.29)	(0.16)
From net realized gains	(0.07)		(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions to Shareholders	(0.11)		(1.36)	(1.26)	(1.33)	(0.32)	(0.16)
Net Asset Value, End of Period	$11.59		$12.26	$12.57	$12.50	$13.12	$12.31
Total Return (c)(d)	(4.57	)%(e)	8.49%	10.86%	5.50%	9.17%	19.79%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.25	%(h)	0.25%	0.25%	0.25%	0.25%	0.38%
Net investment income (g)	2.42	%(h)	4.05%	3.84%	3.28%	2.48%	1.64%
Waiver/Reimbursement	0.11	%(h)	0.15%	0.13%	0.11%	0.21%	0.88%
Portfolio turnover rate	76	%(e)	128%	66%	96%	67%	61%
Net assets at end of period (in millions)	$50		$36	$31	$26	$21	$14

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

70

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Index in relation to predetermined ranges set by the Fund's investment advisor. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently have four classes of shares: Class A, Class B, Class C and Class Z. Effecive February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the date of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding the trading of Fund shares as disclosed in the Funds' prospectuses for more information.

The financial highlights for Class A, Class B and Class C shares are presented in a separate semi-annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued. SFAS 157 is effective for the Funds' current fiscal period. Under SFAS 157, various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

71

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of June 30, 2008, in valuing each Fund's assets:

	Columbia Acorn Fund*		Columbia Acorn International*
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$15,606,750	$—	$751,832	$—
Level 2 – Other Significant Observable Inputs	1,714,086	—	4,640,919	—
Level 3 – Significant Unobservable Inputs	971	—	—	—
Total	$17,321,807	$—	$5,392,751	$—
	Columbia Acorn USA		Columbia Acorn International Select*
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$1,391,540	$—	$37,083	$—
Level 2 – Other Significant Observable Inputs	25,769	—	240,837	—
Level 3 – Significant Unobservable Inputs	89	—	—	—
Total	$1,417,398	$—	$277,920	$—
	Columbia Acorn Select*		Columbia Thermostat Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$2,601,788	$—	$197,994	$—
Level 2 – Other Significant Observable Inputs	185,373	—	1,195	—
Level 3 – Significant Unobservable Inputs	—	—	—	—
Total	$2,787,161	$—	$199,189	$—

*The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six month period ended June 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Columbia Acorn Fund		Columbia Acorn USA
	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Balance as of December 31, 2007	$1,427	$—	$178	$—
Accrued discounts/Amortized premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(456)	—	(89)	—
Net purchases (sales) Transfers in/or out of Level 3	—	—	—	—
Balance as of June 30, 2008	$971	$—	$89	$—

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

72

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and the Class A, Class B, Class C and Class Z shares transfer agency fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Expenses

General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10%

73

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$154,770	$1,391,219
Columbia Acorn International	59,527	399,333
Columbia Acorn USA	—	94,757
Columbia Acorn International Select	1,768	14,545
Columbia Acorn Select	9,164	59,668
Columbia Thermostat Fund	12,086	5,306

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,012	*	$—
2010	506	*	6,126
2011	—		2,488
TOTAL	$1,518		$8,614

*Of these carryforwards, $1,518 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2007:

(in thousands)
Columbia Acorn USA	$506

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under the Funds' investment advisory agreement, management fees were accrued daily based on the Funds' average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

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Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

All Average Daily Net Assets	0.10%

For the six months ended June 30, 2008, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.80%
Columbia Thermostat Fund	0.10%

>Expense limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses so that the ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the average daily net assets of Columbia Thermostat Fund through April 30, 2009. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM for Columbia Thermostat Fund for the six months ended June 30, 2008, were $153,841.

Effective August 1, 2008, CWAM will provide administrative services and receive an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

Prior to August 1, 2008, CWAM provided administrative services and received an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.05%
$8 billion to $16 billion	0.04%
$16 billion and over	0.03%

For the six months ended June 30, 2008, each Fund's annualized effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Rule 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

75

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer for the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund, as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a Fund owns five percent or more of its outstanding voting securities. On June 30, 2008, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 31, 32, 42, 50 and 59, respectively.

During the six months ended June 30, 2008, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$17,984	$28,755
Columbia Acorn International	15,368	—
Columbia Acorn USA	—	704
Columbia Acorn International Select	—	719
Columbia Acorn Select	14,752	17,984

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2008.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2008, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$1,721,169
Proceeds from sales	2,063,732

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,000,467
Proceeds from sales	843,152

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$176,410
Proceeds from sales	204,064

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$89,163
Proceeds from sales	64,830

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$402,562
Proceeds from sales	377,390

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$173,454
Proceeds from sales	146,046

7.  Redemption Fees

For the six months ended June 30, 2008, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $182,592 and $28,315, respectively, and are accounted for as additions to paid in capital.

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8.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

77

Excerpt from:

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

78

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

79

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Acorn Funds generally have achieved good to outstanding performance over the past five years. Acorn Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international Acorn Funds have relatively weaker relative long

80

term records than do the domestic funds. All the Acorn Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund and Acorn International are the most competitive, while Acorn Select is the least competitive in the assessments prepared by both Morningstar and Lipper.

3.  Administrative Fees. The Acorn Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the Acorn Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. But, the Acorn Funds' fee schedule provides no breakpoints above $16 billion, though economies of scale exist above that asset level.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. The Board has recently imposed additional breakpoints for some of the Acorn Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Acorn Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

81

Recommendations

I believe the Trustees should:

1.  Consider the addition to breakpoints to the Acorn Funds' administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the Acorn Funds' management fee levels in relation to their peers, in particular the fees paid by Acorn Select.

3.  Monitor Acorn Select to ensure that its long term performance is sustained.

Robert P. Scales

Senior Vice President,

Chief Legal Officer

and General Counsel

May 27, 2008

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84

Columbia Acorn Family of Funds

Class Z Share Information

Minimum Initial Investment in all Funds	$2,500†
$1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.11%
Net Expense Ratio	0.75%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	None
Other Expenses	0.16%
Net Expense Ratio	0.92%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.14%
Net Expense Ratio	1.00%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.23%
Net Expense Ratio	1.17%
Columbia Acorn Select	ACTWX
Management Fee	0.80%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.92%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%

    Fees and expenses are for the six months ended June 30, 2008, and for Columbia Thermostat Fund include the effect of CWAM's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2009.

  *  Does not include estimated fees and expenses of 0.69% incurred by the Fund from the underlying funds in which it invests.

  †  Effective August 1, 2008, the initial minimum investment for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select was reduced as noted. Prior to this change, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select had initial minimum investments of $75,000, $75,000 and $100,000, respectively. Certain exclusions may apply.

85

Columbia Acorn Family of Funds

Trustees

Robert E. Nason

Chairman of the Board

Allan B. Muchin

Vice Chairman of the Board

Laura M. Born

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

J. Kevin Connaughton

Assistant Treasurer

P. Zachary Egan

Vice President

Peter T. Fariel

Assistant Secretary

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty

Assistant Secretary

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call 800-922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

86

Columbia Management®

Columbia Acorn Family of Funds

Class Z Shares

Semiannual Report, June 30, 2008

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

© 2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-44/154836-0608 (08/08) 08/55105

Q2 2008

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Managed by Columbia Wanger Asset Management, L.P.

Semiannual Report

June 30, 2008

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  S&P/Citigroup EMI Global ex-US Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P/Citigroup Global ex-US Cap Range $500M-$5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

•  S&P/Citigroup World ex-US Cap Range $2–10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

•  Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  50/50 Blended Benchmark, established by the Advisor, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks. The percentage of the Fund's assets allocated to stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

You are invited to the 2008 Columbia Acorn Funds Shareholder Information Meeting!

Tuesday, September 23, 2008
12 noon to 1 p.m. Central time

There are two ways to participate in our Annual Shareholder Information Meeting:

1. Via the Web

To view a live webcast of the meeting on September 23, go to www.columbiafunds.com and follow the link under "Product News." If you can't join us at that time, a replay of the webcast will be available through October 24, 2008, and may be accessed the same way.

A test link is currently live on the site. We encourage you to log on and test your ability to access the webcast prior to the meeting date.

2. In Person

The shareholder information meeting will be held at:

Chase Bank Auditorium
10 South Dearborn Street
Chicago, IL 60602

A buffet lunch will be served at 11:30 a.m.

If you plan to join us in Chicago, please RSVP by September 18 by calling (800) 922-6769.

The Chase Bank Auditorium is located within the Chase Tower at the southeast corner of Madison and Dearborn. Use the southernmost entrance on the Dearborn side of the building. Then take the escalators down to the Plaza level and follow the signs to the Chase Bank Auditorium.

Columbia Acorn Fund News

Minimum Initial Investments Reduced for Columbia Acorn Fund,
Columbia Acorn USA and Columbia Acorn Select

Effective August 1, 2008, the minimum initial investment for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select Class A and Class C shares was reduced to $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A or Class C shares bought through omnibus accounts, wrap accounts or health savings accounts, although selling and/or servicing agents may impose investment minimums.

The Columbia Acorn Board of Trustees agreed that lowering these minimum investments was in the best interest of shareholders and would continue to allow Columbia Wanger Asset Management, L.P. ("CWAM"), the Funds' advisor, to align investment decisions with its growth-at-a-reasonable-price strategy.

"CWAM monitors cash flows in the Funds very carefully. When small- and mid-cap valuations increased and inflows were strong, we twice raised minimum investment requirements for our domestic Acorn Funds and successfully slowed cash inflows. At the time, we felt that lower inflows were best for shareholders as we were finding fewer investment opportunities. Currently, the market downturn has created what we believe to be compelling valuations for lots of good businesses. The Funds are fully invested and have had modest outflows. The Funds' portfolio managers would much rather have moderate inflows in order to take advantage of market conditions," said Chuck McQuaid, chief investment officer of CWAM and lead portfolio manager of Columbia Acorn Fund.

Additional information on this change can be found in the supplement to the prospectus for these Funds dated August 1, 2008. If you have questions, you can reach us at (800) 922-6769.

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 6/30/08

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$25.69	$38.89	$23.97	$30.22	$25.55	$11.66
Class B	$24.27	$37.95	$22.66	$28.93	$24.23	$11.70
Class C	$24.12	$37.80	$22.54	$28.83	$24.11	$11.68

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	2

Fund Performance vs. Benchmarks	3

Squirrel Chatter II: Perceptions of Risk	4

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	22

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	34

Statement of Investments	36

Portfolio Diversification	43

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	44

Statement of Investments	45

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	51

Statement of Investments	52

Portfolio Diversification	55

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	56

Statement of Investments	57

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	60

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	78

Management Fee Evaluation of the Senior Officer	85

Columbia Acorn Family of Funds Information	90

2008 Mid-Year Distributions

The following table lists the Funds' mid-year distributions per share. The record date was June 10, 2008. The ex-dividend date was June 11, 2008, and the payment date was June 12, 2008.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A, B and C	$0.0335	$0.5199	None	$26.86 —	A
				$25.39 —	B
				$25.23 —	C
Columbia Acorn International Class A	$0.0574	$0.5434	$0.0625	$40.25 —	A
Columbia Acorn International Class B and C	$0.0574	$0.5434	None	$39.30 —	B
				$39.14 —	C
Columbia Acorn USA Class A, B and C	None	$0.9554	None	$24.98 —	A
				$23.62 —	B
				$23.50 —	C
Columbia Acorn International Select Class A, B and C	$0.0322	$0.5108	None	$30.09 —	A
				$28.82 —	B
				$28.72 —	C
Columbia Acorn Select Class A, B and C	None	$0.6941	None	$25.96 —	A
				$24.63 —	B
				$24.51 —	C
Columbia Thermostat Fund Class A	$0.0222	$0.0496	$0.0079	$11.94 —	A
Columbia Thermostat Fund Class B and C	$0.0222	$0.0496	None	$11.98 —	B
				$11.97 —	C

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 6/30/08

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months*	0.80%	-4.99%	0.65%	-4.28%	0.61%	-0.38%
Year to date*	-9.18%	-14.40%	-9.46%	-13.89%	-9.54%	-10.43%
1 year	-12.43%	-17.46%	-12.96%	-16.94%	-13.11%	-13.91%
3 years	6.95%	4.86%	6.28%	5.42%	6.11%	6.11%
5 years	13.57%	12.23%	12.82%	12.57%	12.70%	12.70%
Life of fund	10.44%	9.59%	9.72%	9.72%	9.65%	9.65%
Columbia Acorn International (10/16/00)
3 months*	-1.91%	-7.55%	-2.06%	-6.88%	-2.09%	-3.06%
Year to date*	-8.96%	-14.19%	-9.26%	-13.72%	-9.31%	-10.20%
1 year	-6.98%	-12.33%	-7.53%	-11.78%	-7.71%	-8.55%
3 years	19.02%	16.69%	18.27%	17.55%	18.10%	18.10%
5 years	23.70%	22.25%	22.89%	22.72%	22.79%	22.79%
Life of fund	9.73%	8.89%	9.01%	9.01%	8.95%	8.95%
Columbia Acorn USA (10/16/00)
3 months*	2.04%	-3.83%	1.89%	-3.01%	1.81%	0.83%
Year to date*	-8.61%	-13.86%	-8.87%	-13.24%	-8.98%	-9.85%
1 year	-13.77%	-18.73%	-14.29%	-18.19%	-14.44%	-15.22%
3 years	2.87%	0.86%	2.22%	1.34%	2.07%	2.07%
5 years	10.98%	9.68%	10.26%	9.98%	10.15%	10.15%
Life of fund	9.99%	9.15%	9.29%	9.29%	9.22%	9.22%
Columbia Acorn International Select (10/16/00)
3 months*	5.11%	-0.93%	4.97%	-0.03%	4.91%	3.91%
Year to date*	-3.07%	-8.64%	-3.36%	-8.10%	-3.43%	-4.38%
1 year	5.51%	-0.56%	4.83%	-0.03%	4.71%	3.73%
3 years	22.60%	20.21%	21.81%	21.13%	21.66%	21.66%
5 years	24.09%	22.63%	23.27%	23.10%	23.13%	23.13%
Life of fund	8.54%	7.71%	7.81%	7.81%	7.76%	7.76%
Columbia Acorn Select (10/16/00)
3 months*	9.35%	3.06%	9.17%	4.17%	9.12%	8.12%
Year to date*	-5.94%	-11.35%	-6.24%	-10.80%	-6.30%	-7.21%
1 year	-12.16%	-17.21%	-12.72%	-16.90%	-12.87%	-13.70%
3 years	10.74%	8.57%	10.01%	9.18%	9.86%	9.86%
5 years	12.34%	11.02%	11.57%	11.31%	11.47%	11.47%
Life of fund	10.67%	9.82%	9.93%	9.93%	9.86%	9.86%
Columbia Thermostat Fund (3/3/03)†
3 months*	-0.61%	-6.33%	-0.76%	-5.69%	-0.84%	-1.83%
Year to date*	-4.65%	-10.13%	-4.93%	-9.65%	-5.01%	-5.96%
1 year	-1.04%	-6.73%	-1.60%	-6.16%	-1.86%	-2.77%
3 years	5.80%	3.73%	5.23%	4.41%	5.00%	5.00%
5 years	7.47%	6.21%	6.85%	6.54%	6.68%	6.68%
Life of fund	9.33%	8.12%	8.68%	8.55%	8.52%	8.52%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.03%; Class B: 1.60%; Class C: 1.80%. Columbia Acorn International: Class A: 1.23%; Class B: 1.81%; Class C: 2.00%. Columbia Acorn USA: Class A: 1.25%; Class B: 1.85%; Class C: 2.04%. Columbia Acorn International Select: Class A: 1.50%; Class B: 2.11%; Class C: 2.30%. Columbia Acorn Select: Class A: 1.20%; Class B: 1.79%; Class C: 1.98%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.38%, 1.20%; Class B: 1.89%, 1.70%; Class C: 2.14%, 1.95%, respectively.

The Funds no longer accept investments from new or existing shareholders in Class B shares.

Performance results reflect any waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Class A Shares, without sales charge,
Average Annual Total Returns through 6/30/08

	2nd quarter*	Year to date*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	0.80%	-9.18%	-12.43%	6.95%	13.57%	10.44%
Russell 2500	1.39%	-8.11%	-14.28%	4.94%	11.49%	7.38%
S&P 500	-2.73%	-11.91%	-13.12%	4.41%	7.58%	0.82%
Lipper Small-Cap Core Funds Index	2.37%	-7.04%	-13.50%	5.09%	11.07%	7.20%
Lipper Mid-Cap Core Funds Index	2.66%	-6.97%	-10.95%	6.44%	11.16%	5.49%
Columbia Acorn International (LAIAX) (10/16/00)	-1.91%	-8.96%	-6.98%	19.02%	23.70%	9.73%
S&P/Citigroup Global ex-US Cap Range $500M-$5B	-4.05%	-11.68%	-11.29%	16.25%	22.71%	13.37%
S&P/Citigroup EMI Global ex-US	-3.31%	-11.16%	-13.08%	15.73%	22.07%	12.72%
MSCI EAFE Index	-2.25%	-10.96%	-10.61%	12.84%	16.67%	6.12%
Lipper Int'l Small-Cap Funds Index	-2.39%	-10.77%	-14.62%	14.47%	21.40%	11.27%
Columbia Acorn USA (LAUAX) (10/16/00)	2.04%	-8.61%	-13.77%	2.87%	10.98%	9.99%
Russell 2000	0.58%	-9.37%	-16.19%	3.79%	10.29%	6.14%
Lipper Small-Cap Core Funds Index	2.37%	-7.04%	-13.50%	5.09%	11.07%	7.20%
S&P 500	-2.73%	-11.91%	-13.12%	4.41%	7.58%	0.82%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	5.11%	-3.07%	5.51%	22.60%	24.09%	8.54%
S&P/Citigroup World ex-US Cap Range $2-10B	-2.73%	-10.42%	-12.18%	14.54%	20.26%	11.09%
MSCI EAFE Index	-2.25%	-10.96%	-10.61%	12.84%	16.67%	6.12%
Lipper International Funds Index	-1.90%	-11.15%	-8.94%	14.16%	16.91%	6.89%
Columbia Acorn Select (LTFAX) (10/16/00)	9.35%	-5.94%	-12.16%	10.74%	12.34%	10.67%
S&P MidCap 400	5.43%	-3.90%	-7.34%	7.45%	12.61%	7.82%
Lipper Mid-Cap Growth Index	5.00%	-8.43%	-3.08%	10.93%	12.52%	0.17%
S&P 500	-2.73%	-11.91%	-13.12%	4.41%	7.58%	0.82%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	-0.61%	-4.65%	-1.04%	5.80%	7.47%	9.33%
S&P 500	-2.73%	-11.91%	-13.12%	4.41%	7.58%	10.21%
Lehman Brothers U.S. Aggregate Bond Index	-1.02%	1.13%	7.12%	4.09%	3.86%	4.08%
Lehman Brothers U.S. Credit Intermediate Bond Index	-1.00%	0.27%	4.55%	3.38%	3.26%	3.86%
Lipper Flexible Portfolio Funds Index	0.52%	-4.65%	-2.16%	7.94%	8.99%	10.88%
50/50 Blended Benchmark	-1.75%	-5.41%	-3.24%	4.41%	5.85%	7.26%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any waivers or reimbursement of Fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.03%; Class B: 1.60%; Class C: 1.80%. Columbia Acorn International: Class A: 1.23%; Class B: 1.81%; Class C: 2.00%. Columbia Acorn USA: Class A: 1.25%; Class B: 1.85%; Class C: 2.04%. Columbia Acorn International Select: Class A: 1.50%; Class B: 2.11%; Class C: 2.30%. Columbia Acorn Select: Class A: 1.20%; Class B: 1.79%; Class C: 1.98%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2009. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.38%, 1.20%; Class B: 1.89%, 1.70%; Class C: 2.14%, 1.95%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Effective July 1, 2008, Columbia Thermostat Fund changed its primary benchmark for debt securities to the Lehman Brothers U.S. Aggregate Bond Index and added a custom supplemental benchmark, the 50/50 Blended Benchmark, established by the Advisor. The Advisor believes these changes allow for more appropriate comparison to the Fund's investments.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see the inside front cover of this report.

Squirrel Chatter II: Perceptions of Risk

Most people tend to calibrate risk poorly. We overestimate the likelihood of being harmed by the things that make the evening news and underestimate those that don't. In a survey, people estimated that the chance of death by accident matched the chance of death by disease. In fact, disease causes 17-times more deaths than accidents.1

Dan Gardner's, Risk, The Science and Politics of Fear,2 explains why our views and actions are often so distorted. It seems our perceptions are most influenced by preconceived notions, reinforced by recent information. Accidents are newsworthy, as are catastrophes. If fatalities occur in large numbers in a single event—instead of in small numbers dispersed over time—our perception of risk rises.3

Besides catastrophes, it won't shock too many parents to learn that we tend to worry a lot about our children. Other things that we can't control, like airplane flights, can be worrisome, while things that we can control, such as automobiles, evoke less fear despite higher risks. Things that we don't understand such as trace chemicals,4 and other man-made risks like nuclear power, are also feared. Many people worry about radiation from cell phones, while ignoring the real hazard of driving while using cell phones. Many non-headline risks caused by nature, such as radon gas, which kills an estimated 41,000 people a year in the U.S. and Europe,5 tend to be downplayed.

Gardner notes that we are living longer in the safest era ever known to mankind. Horrible diseases like smallpox have been eliminated while others have been drastically curtailed. Childhood mortality has especially plunged and accident rates are also down.

Fear Mongering Profiteers

So who is putting the scary thoughts into our heads? The media is an obvious culprit because sensational stories sell newspapers and increase viewership. Companies trying to sell certain health care products or security services and devices also find fear mongering to be profitable. The number of companies lobbying homeland security officials rose from 15 in 2001 to 861 in 2004 as fears of terrorist attacks swelled.6 Trial lawyers reaping the rewards of questionable lawsuits, politicians pandering for votes and special interest groups seeking funding also try to keep people scared.

Fear can end up increasing risks. People need to remember the classic definition of risk: probability times consequences. Avoiding immunizations or weight loss treatments due to possible side effects can be ill advised. Diabetes, a disease linked to obesity, has been diagnosed in 24 million Americans. That's eight percent of the total population.7

The American Council on Science and Health is dedicated to separating real health risks from unfounded health scares, tracking health scares reported by the press and debunking them. Among the top scares in 2007 were allegations that lipstick, fluoridated water, roses and water bottles are hazardous. Among the top scares of all time were cranberries (1959), DDT (1962), cyclamates (1969), Alar (1989), cellular phone radiation (1993) and trace PCBs in farmed salmon (2003).8 Fumes from new shower curtains may make the list this year!

Rational Understanding of Risk

Peter L. Bernstein's, Against The Gods, The Remarkable Story of Risk,9 is a fascinating review of mankind's history of approaching risk, and how to understand, measure and deal with it. He reviews the advances in probability theory, which enabled the creation of insurance and, in turn, facilitated trade and investment. He states that managing risks depends on the use of three assumptions originated by Jacob Bernoulli around the year 1700: full information, independent trials and relevance of quantitative valuation.

Bernstein explores additional progress in risk management, particularly in investing. Diversification may reduce risk. However, some quantitative techniques for investing have failed. "Portfolio insurance," a quantitative approach to reduce equity holdings in market declines via the purchase of put options, intensified the market collapse of 1987. Subsequent to the book's publication, numerous quant managers have claimed that "six sigma" events (one in a million chance of occurring) caused huge losses in their funds. These failures occurred because the investment models violated Bernoulli's "independent trials" assumption stated above. Stock price movements may look independent, until numerous people attempt the same strategies or until human emotions result in lots of investors reacting in similar manners.

Stock Market Risks

Sentiment in the stock market seems to gyrate between greed and fear, creating bull and bear markets. Because the S&P 500 Index has fallen more than 20% from its peak, a bear market has been proclaimed. This suggests that the market is currently focusing on fear.

I recall a long-ago brokerage firm ad listing people's fears each year for decades. The list likely included events like the Cuban Missile Crisis and Three Mile Island. It noted that there seemed to be a reason to avoid investing in stocks each year. But starting with $1,000 50 years ago, an investment in the S&P 500 would have resulted in $140,364 as of June 30, 2008, vs. $13,619 if invested in super safe treasury bills. Meanwhile, inflation would require $7,535 to buy in 2008 what $1,000 bought in 1958.10 This example suggests that staying out of stocks would have been a very bad decision.

Market strategist Steve Leuthold provides lots of data and perspectives. Based on his estimate of "operating" (recurring) earnings, the S&P 500 at its July 11, 2008, close of 1,239 was selling at about 14.5-times earnings. That multiple matched the depths of the 2002-2003 bear market and was below the market's average price-earnings (PE) ratio11 of 16.5-times, calculated since 1926. Leuthold notes that market price-earnings ratios vary a lot, and that inflation is a major driver of PE ratios. When inflation has varied between zero and 5%, PE ratios averaged 18- to 19-times. When inflation has been between 5% and 7%, PE ratios averaged 13.8-times, and when inflation was 7% or more, PE ratios averaged 11.4-times.12

Inflation has been boosted by fuel and food prices, and the Consumer Price Index recently spiked up to a 5% year-over-year gain. Some are concerned that we may be returning to a period of big government and stagflation. Future inflation is indeed unpredictable, but continued surges in fuel and food prices from current lofty levels seem unlikely. Low unit labor cost increases, continued globalization and the continued success of capitalism all suggest that inflation may slow. If inflation does slow, Leuthold's data suggests that PE ratios and stock prices can rise a lot.

We are stock pickers rather than economists, and we are now seeing what we believe to be many more excellent investment opportunities than we've seen for several years. Consequently, focusing on fear seems like a mistake and taking a longer term perspective seems to be more rational.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Gardner, Dan, Risk, the Science and Politics of Fear, (Virgin Book Ltd, 2008), pg. 13.

2  In addition to Gardner's book on the subject of risk, I also recommend Panicology written by statisticians Simon Briscoe and Hugh Aldersey-Williams (Viking/Penguin Books, 2008).

3  Gardner, Dan, op. cit., pgs. 62-76.

4  Gardner notes that our ability to find trace chemicals has never been better. Today we have the technology to dissect the components of drinking water, for example, to the level of one part per billion—equivalent to a single grain of sugar in an Olympic-size swimming pool. While it's true that the elements in trace chemicals can cause cancer, science and testing almost never look at such trace amounts.

5  Gardner, Dan, op. cit., pg. 81.

6  Ibid, pg. 281.

7  Source: American Council on Science and Health, "ACSH Morning Dispatch," June 25, 2008.

8  The study titled, "Fact Versus Fears (Fourth Edition)" is available on the American Council on Science and Health website at www.acsh.org.

9  Bernstein, Peter L., Against the Gods, The Remarkable Story of Risk, (John Wiley & Sons, Inc., 1996).

10  Figures include the reinvestment of dividends and are pretax.

11  The price-earnings (PE) ratio reflects the price of a stock divided by earnings per share. This ratio gives investors an idea of how much they are paying for a company's earning power. In general, the higher the PE, the more investors are paying, and therefore the more earnings growth they are expecting.

12  Leuthold Weeden Institutional Research, "Perception For The Professional," August 2008, Vol. 28 No. 8.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees (distribution and service fees) and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Family of Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.   Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2008 – June 30, 2008

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	908.20	1,019.64	4.98	5.27	1.05
Class B	1,000.00	1,000.00	905.42	1,016.71	7.77	8.22	1.64
Class C	1,000.00	1,000.00	904.62	1,015.76	8.67	9.17	1.83
Columbia Acorn International
Class A	1,000.00	1,000.00	910.39	1,018.70	5.89	6.22	1.24
Class B	1,000.00	1,000.00	907.41	1,015.66	8.77	9.27	1.85
Class C	1,000.00	1,000.00	906.91	1,014.87	9.53	10.07	2.01
Columbia Acorn USA
Class A	1,000.00	1,000.00	913.92	1,018.50	6.09	6.42	1.28
Class B	1,000.00	1,000.00	911.29	1,015.32	9.12	9.62	1.92
Class C	1,000.00	1,000.00	910.19	1,014.57	9.83	10.37	2.07
Columbia Acorn International Select
Class A	1,000.00	1,000.00	969.32	1,017.55	7.20	7.37	1.47
Class B	1,000.00	1,000.00	966.38	1,014.37	10.32	10.57	2.11
Class C	1,000.00	1,000.00	965.69	1,013.67	11.00	11.27	2.25
Columbia Acorn Select
Class A	1,000.00	1,000.00	940.58	1,018.80	5.89	6.12	1.22
Class B	1,000.00	1,000.00	937.59	1,015.66	8.91	9.27	1.85
Class C	1,000.00	1,000.00	937.00	1,014.82	9.73	10.12	2.02
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	953.51	1,022.38	2.43	2.51	0.50
Class B	1,000.00	1,000.00	950.72	1,019.89	4.85	5.02	1.00
Class C	1,000.00	1,000.00	949.88	1,018.65	6.06	6.27	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended June 30, 2008.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

FMC Technologies	2.4%
Fugro	2.0%
Ultra Petroleum	1.5%
Flir Systems	1.4%
Abercrombie & Fitch	1.1%
ITT Educational Services	1.1%
Southwestern Energy	1.0%
Bally Technologies	0.7%
Sociedad Quimica y Minera de Chile	0.5%
Expedia	0.4%
Pacific Rubiales Energy	0.4%
Penn National Gaming	0.3%
International Game Technology	0.3%
Pinnacle Entertainment	0.2%
Hong Kong Exchanges and Clearing	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund fell 9.18% (Class A shares, without sales charge) in the first half of 2008, performing somewhat worse than its primary benchmark, the Russell 2500 Index, which dropped 8.11%. The Fund underperformed other small- and mid-cap benchmarks, but beat the large-cap S&P 500, which dropped 11.91%. Columbia Acorn Fund rose 0.80% in the second quarter, a bit less than the Russell 2500's 1.39% gain, and mixed against other benchmarks, as shown on Page 3.

Gaming stocks continued their losing streak and accounted for four of the 10 largest dollar droppers in the first half of 2008. Regional casino operators Pinnacle Entertainment and Penn National Gaming plunged 55% and 45%, respectively, in the half. Penn dropped 26% during the second quarter on rumors, which were subsequently confirmed, that its sellout would be aborted. Gaming equipment manufacturer Bally Technologies reported fine earnings, but dropped 32% in the half. Competitor International Game Technology reported disappointing results on lower slot machine shipments; its stock fell 43% in the half and 38% in the quarter. While gaming revenues are apparently becoming more cyclical, we continue to believe that the industry will grow over the long term.

Other consumer stocks were also weak. Teen apparel retailer Abercrombie & Fitch fell 21% in the half and 14% in the quarter, largely due to macroeconomic factors and concerns. Online travel services company Expedia plunged 42% in the half, also on macroeconomic concerns, despite fine earnings growth.

Energy stocks dominated the dollar winners list in both periods. Deepwater well systems provider FMC Technologies was the Fund's top dollar winner for the half and the quarter, rising about 35% each period. Natural gas and oil producers Ultra Petroleum and Southwestern Energy remained hot, ranking second and third for the half and in the top five for the quarter, on increased reserve estimates and higher gas prices.

Infrared camera producer Flir Systems was the Fund's fourth most profitable stock in the half and third in the quarter, rising 29% and 35%, respectively, on excellent earnings and lots of large new military orders. Potash producer Sociedad Quimica y Minera de Chile was the Fund's top percentage gainer in both periods, rising 166% in the half and doubling during the second quarter. Higher grain prices have boosted the demand for and price of potash products and alternative energy bulls have noticed that this company has the world's largest and lowest-cost lithium reserves. ITT Educational Services jumped 80% in the quarter, taking second place in both percentage and dollar gains. Improved earnings and reduced student loan concerns caused a sharp rebound in the stock, which had dropped 46% in the first quarter.

Columbia Acorn Fund's international stocks outperformed the Fund in both periods, falling only 3.11% in the half and rising 5.89% in the quarter. Sociedad Quimica y Minera de Chile, mentioned above, helped international results substantially. Offshore energy services company Fugro rose 12% in the quarter and 14% in the half while oil producer Pacific Rubiales Energy jumped more than 50% in the half. Hong Kong Exchanges and Clearing continued to reflect the downdraft in Chinese stocks, falling 45% in the half. At the end of the period, foreign stocks were 9.2% of Columbia Acorn Fund, down from 9.4% last quarter and 11.5% a year ago.

Risks include stock market fluctuations due to economic and business developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2008

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-9.18% -14.40	-12.43% -17.46	13.57% 12.23	10.44% 9.59
Returns after taxes on distributions	NAV POP	-9.48 -14.68	-13.54 -18.51	12.65 11.32	9.47 8.63
Returns after taxes on distributions and sale of fund shares	NAV POP	-5.60 -9.01	-6.46 -9.82	11.89 10.69	8.98 8.22
Russell 2500 (pretax)		-8.11	-14.28	11.49	7.38
S&P 500 (pretax)		-11.91	-13.12	7.58	0.82

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.03%.

*Year to date data is not annualized.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.4%
2.	Fugro (Netherlands) Oilfield Services	2.0%
3.	Ultra Petroleum Oil & Gas Producer	1.5%
4.	Flir Systems Infrared Cameras	1.4%
5.	Expeditors International of Washington International Freight Forwarder	1.4%
6.	Ametek Aerospace/Industrial Instruments	1.4%
7.	Coach Designer & Retailer of Branded Leather Accessories	1.2%
8.	People's United Connecticut Savings & Loan	1.2%
9.	Abercrombie & Fitch Teen Apparel Retailer	1.1%
10.	Donaldson Industrial Air Filtration	1.1%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through June 30, 2008

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$17.2 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Atwood Oceanics	1.5%
Sociedad Quimica y Minera de Chile	1.4%
ShawCor	1.2%
FMC Technologies	1.1%
Novolipetsk Steel	0.8%
Informa Group	0.7%
Park24	0.4%
Taylor Nelson Sofres	0.3%
Point	0.3%
Expro International Group	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International fell 1.91% (Class A shares, without sales charge) in the second quarter of 2008. This compares with a 4.05% drop by the Fund's primary benchmark, the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index. The Fund also posted a slightly better return than the large-cap MSCI EAFE Index, which was down 2.25%. Year to date through June, the Fund was down 8.96%, which was 2.72 basis points ahead of its primary benchmark.

The most important positive contributors to the Fund's absolute and relative returns fall into three groups: oil services stocks; basic materials stocks; and UK companies that were the subject of bid activity.

For several years the Fund has maintained a modest overweight in energy-related stocks, with an emphasis on service companies that provide equipment and technology to the major oil companies. Many of these service providers have enjoyed strong volume growth and pricing power as exploration, drilling, and pipeline projects have proliferated and grown more complex amid higher energy prices. Canadian company ShawCor is a beneficiary of this trend, as it controls processes for coating pipeline with materials that affect properties such as corrosion, thermal insulation and buoyancy. Similarly, Atwood Oceanics, FMC Technologies (both U.S. companies generating a majority of their revenues outside of the United States), and Expro International Group, based in the UK, have been beneficiaries of the recent growth in the number of deepwater wells. All four of these stocks posted 30% or greater returns during the quarter. Expro was acquired by a private equity fund shortly before the close of the quarter.

After proving merely defensive in a down market in the first quarter, in the second quarter the Fund's basic materials stocks together generated a modest positive return. Sociedad Quimica y Minera de Chile was up over 100% as fertilizer prices nearly tripled over the last year. Rising raw materials costs in the steel industry pushed up selling prices, rewarding integrated producers like Russia's Novolipetsk Steel, which was up over 30% for the quarter.

Though the UK market was a loser in the quarter, the Fund's returns there were buoyed by bid activity. Market researcher Taylor Nelson Sofres was up 51% after WPP, the London-based advertising and public relations firm, attempted to derail a possible merger with competitor GfK by making a hostile bid. We elected to clear out of the position at a price that we believe fully valued the franchise, particularly in an uncertain credit environment. A similar pattern of events drove UK publisher Informa Group up over 35% in the quarter. After Informa entered discussions with United Business Media regarding a possible merger, a consortium of private equity investors made an offer for the company, which is still under consideration by the company's supervisory board.

Japanese consumer stocks weighed on performance. Park24, a parking lot operator, was down 39%, as the company struggled to get its pricing policy right. Point, an apparel retailer, was down 40% on a disappointing sales trend. The Fund's stocks were weak elsewhere in Asia as investors worried about how high energy and food prices might affect consumer spending. Fortunately, the Fund's losses here were mitigated by good stock selection.

The potential sources of anxiety in global markets now appear to be manifold. High input prices are stressing profitability in some areas. While this sort of disruption can represent a threat, it can also open up spaces for agile companies to gain traction with products and services better suited to the changed operating environment, as the energy service companies described above have done. It is on these sorts of situations that we, as longer-term investors, focus our research efforts. We are also somewhat encouraged by valuations, which we believe in many cases appear to reflect overly pessimistic scenarios.

Risks include stock market fluctuations due to economic and business developments. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2008

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-8.96% -14.19	-6.98% -12.33	23.70% 22.25	9.73% 8.89
Returns after taxes on distributions	NAV POP	-9.23 -14.45	-8.12 -13.40	22.93 21.49	8.86 8.03
Returns after taxes on distributions and sale of fund shares	NAV POP	-5.57 -8.98	-2.72 -6.30	21.24 19.90	8.38 7.62
S&P/Citigroup Global ex-US Cap Range $500M-$5B† (pretax)		-11.68	-11.29	22.71	13.37
S&P/Citigroup EMI Global ex-US (pretax)		-11.16	-13.08	22.07	12.72

All results shown assume reinvestment of distributions.

†Effective January 1, 2008, the Fund changed its primary benchmark to the S&P/Citigroup Global ex-US Cap Range $500M-$5B Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.23%.

*Year to date data is not annualized.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn International Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	Fugro (Netherlands) Oilfield Services	2.3%
2.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.5%
3.	Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	1.4%
4.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.3%
5.	ShawCor (Canada) Oil & Gas Pipeline Products	1.2%
6.	Hexagon (Sweden) Measurement Equipment & Polymers	1.2%
7.	Intralot (Greece) Lottery & Gaming Systems & Services	1.2%
8.	FMC Technologies (United States) Oil & Gas Wellhead Manufacturer	1.1%
9.	Rhoen-Klinikum (Germany) Health Care Services	1.1%
10.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through June 30, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Fund changed its primary benchmark effective January 1, 2008, because the Advisor believes that the S&P/Citigroup Global ex-US Cap Range $500M-$5B is more consistent with the market capitalization of the companies in which the Fund invests. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund
$5.4 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

FMC Technologies	4.0%
Quicksilver Resources	2.9%
Flir Systems	2.5%
ITT Educational Services	2.1%
Nordson	1.9%
Atwood Oceanics	1.9%
True Religion Apparel	1.8%
Carrizo Oil & Gas	1.5%
Southwestern Energy	0.9%
Champion Enterprises	0.9%
MB Financial	0.7%
TCF Financial	0.6%
Pinnacle Entertainment	0.3%
Old Second Bancorp	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA gained 2.04% (Class A shares, without sales charge) in the second quarter of 2008, outperforming the 0.58% return of the Russell 2000 Index. Year to date through June, the Fund was down 8.61%, holding up somewhat better than the Russell 2000's 9.37% decline.

Energy was one of the few market sectors that increased in value. FMC Technologies and Atwood Oceanics were both up over 35% for the quarter. Increasing interest in offshore oil exploration fueled demand for FMC's deep water oil production systems and Atwood's deep water drilling rigs. For the half year, FMC was up 36% and Atwood Oceanics posted a 24% gain. Also strong in the half were natural gas and oil producers Quicksilver Resources, Southwestern Energy and Carrizo Oil & Gas. With year to date returns ranging from 24% to 71%, these companies benefited from rising natural gas prices as well as their ability to increase production and reserves.

Other strong performers included ITT Educational Services, which rebounded 80% in the quarter. As mentioned in the previous report, concerns over student loan availability were crushing this stock. Naysayers were silenced, however, when ITT announced first quarter year-over-year enrollment growth of 10%. Flir Systems, a manufacturer of infrared cameras, was also up on strong earnings growth. The stock increased 35% in the second quarter and was up 30% for the half year thanks to continued success in winning new military contracts.

Retail stocks struggled along in the first half but True Religion Apparel, a maker of premium jeans, bucked the trend. The company is opening new retail stores and enjoying strong revenue growth. Its stock gained 44% in the quarter and was up 25% for the half. Finally, Nordson, a market leader in the production of adhesive and coating dispensing machines, gained 36% in the quarter and 27% for the half year.

Many of the Fund's losing stocks were housing-related businesses. Champion Enterprises, a leader in manufactured housing, fell 42% in the quarter and was off 38% for the half. Its business is concentrated in states like California and Arizona, where the housing market has plummeted not only for site-built homes but also for manufactured homes. Small-cap community banks also got clobbered in the second quarter. TCF Financial, MB Financial and Old Second Bancorp fell between 27% and 55% on worries about the impact of increasing home foreclosure rates and home developer bankruptcies.

Regional casino operator Pinnacle Entertainment fell 55% for the half on weak gaming revenues and the elimination of its takeout premium as private equity money for hotel/casino acquisitions dried up.

Risks include stock market fluctuations due to economic and business developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2008

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-8.61% -13.86	-13.77% -18.73	10.98% 9.68	9.99% 9.15
Returns after taxes on distributions	NAV POP	-9.11 -14.34	-14.89 -19.78	10.41 9.11	9.59 8.76
Returns after taxes on distributions and sale of fund shares	NAV POP	-4.88 -8.33	-7.30 -10.62	9.62 8.45	8.84 8.07
Russell 2000 (pretax)		-9.37	-16.19	10.29	6.14

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.25%.

*Year to date data is not annualized.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	4.0%
2.	Quicksilver Resources Natural Gas & Coal Seam Gas Producer	2.9%
3.	Crown Castle International Communications Towers	2.8%
4.	Flir Systems Infrared Cameras	2.5%
5.	Ametek Aerospace/Industrial Instruments	2.3%
6.	ESCO Technologies Automatic Electric Meter Readers	2.2%
7.	ITT Educational Services Post-secondary Degree Services	2.1%
8.	Nordson Dispensing Systems for Adhesives & Coatings	1.9%
9.	Atwood Oceanics Offshore Drilling Contractor	1.9%
10.	True Religion Apparel Premium Denim	1.8%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through June 30, 2008

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.4 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Fugro	5.4%
Potash Corp. of Saskatchewan	4.7%
Israel Chemicals	4.5%
Sociedad Quimica y Minera de Chile	2.9%
Diamond Offshore	2.9%
Pacific Rubiales Energy	2.2%
Ibiden	1.7%
Vopak	1.5%
SBM Offshore	1.1%
Zumtobel	0.8%
Hong Kong Exchanges and Clearing	0.6%
Singapore Exchange	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select ended the second quarter of 2008 up 5.11% (Class A shares, without sales charge), strongly outperforming its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index, which fell 2.73%. For the half year ended June 30, 2008, the Fund was also well ahead of the benchmark, down 3.07% vs. a 10.42% decline for the index.

Fund performance benefited from strong gains in fertilizer stocks. Fertilizer prices have soared on the back of higher crop prices, which have risen due to improving diets in the developing world and a global push toward biofuels. This growing demand and limited fertilizer supply have kept prices high. Potash Corp. of Saskatchewan, Sociedad Quimica y Minera de Chile and Israel Chemicals were the Fund's top three contributors in the quarter and for the half year. All produce potash or other natural chemical components used in fertilizer. Gains for these holdings ranged from 47% to 139% over both periods.

Energy stocks were also strong in the Fund as oil prices and demand continued to soar. Oil production and exploration company Pacific Rubiales Energy had a market gain of over 50% for both periods. Dutch oilfield services provider Fugro had a 12% quarterly gain and rose over 13% in the half. Also based in the Netherlands, SBM Offshore, a company that builds and leases offshore vessels to process and store crude oil, was up 17% in the quarter and 20% year to date. A third winner from the Netherlands, Vopak, is the world's largest operator of petroleum and chemical storage terminals. The stock posted a 10% gain in the quarter and was up 54% for the half. While not a large contributor to performance for the half year, contract driller Diamond Offshore posted a 21% gain in the second quarter.

On the downside, Ibiden, a Japanese manufacturer of electronic parts and ceramics, was down 47% for the half year and off 7% in the quarter. The company had some production problems and is also suffering from weaker demand in its semiconductor packaging business. Austria's Zumtobel, a maker of lighting systems, fell 38% in the first half of the year and 14% in the second quarter as construction slowed in its European markets. Hong Kong Exchanges and Clearing and Singapore Exchange were both down more than 40% for the half as the economic downturn has raised fears that trading volumes will slow down or decline.

Markets remain extremely volatile and we believe it will be some time before some sort of normality returns. In the meantime, we will continue to focus on companies that we believe have strong competitive positions, competent management and healthy balance sheets.

Risks include stock market fluctuations due to economic and business developments. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2008

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-3.07% -8.64	5.51% -0.56	24.09% 22.63	8.54% 7.71
Returns after taxes on distributions	NAV POP	-3.35 -8.91	4.41 -1.59	23.88 22.42	8.40 7.57
Returns after taxes on distributions and sale of fund shares	NAV POP	-1.67 -5.32	5.18 1.14	21.63 20.28	7.56 6.81
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)		-10.42	-12.18	20.26	11.09

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.50%.

*Year to date data is not annualized.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	Fugro (Netherlands) Oilfield Services	5.4%
2.	Potash Corp. of Saskatchewan (Canada) Worlds Largest Producer of Potash	4.7%
3.	Israel Chemicals (Israel) Producer of Potash, Phosphates, Bromine & Specialty Chemicals	4.5%
4.	SES Global (France) Satellite Broadcasting Services	3.6%
5.	Informa Group (United Kingdom) Global Publisher & Event Organizer	3.4%
6.	Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	3.4%
7.	Intertek Testing (United Kingdom) Testing, Inspection & Certification Services	3.3%
8.	Jupiter Telecommunications (Japan) Largest Cable Service Provider in Japan	3.0%
9.	Sociedad Quimica y Minera de Chile (Chile) Producer of Specialty Fertilizers, Lithium & Iodine	2.9%
10.	Diamond Offshore (United States) Contract Driller	2.9%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through June 30, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $288.7 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/08

Potash Corp. of Saskatchewan	8.1%
ITT Educational Services	6.2%
Pacific Rubiales Energy	5.2%
Tetra Technologies	4.7%
Uranium One	3.6%
Expedia	2.3%
Globalstar	1.1%
Israel Chemicals	0.8%
Synthesis Energy Systems	0.8%
NagaCorp	0.4%
Real Goods Solar	0.3%
RexCapital Finance	0.0%*

*Rounds to less than 0.1%.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select increased 9.35% (Class A shares, without sales charge) in the second quarter of 2008. This compares to a gain in the S&P MidCap 400 Index of 5.43% and a decline of 2.73% for the S&P 500 Index. Year to date our Fund has declined 5.94% vs. a 3.90% decline in the S&P MidCap 400 and an 11.91% decline in the S&P 500.

ITT Educational Services and Potash Corp. of Saskatchewan each added 2.8% of the portfolio return in the quarter. ITT, which cost the Fund 2% last quarter, came back strong as investors figured out that student loans should not be restricted as much as originally thought. Potash Corp. of Saskatchewan has continued to move up on the strong price increases in the potash market. The spot potash price in some international markets is now over $1,000 per ton, which is up about four-fold from the price it was selling at when we first added the stock to the Fund.

On the down side, Globalstar cost the Fund 1.3% of portfolio performance in the quarter. The valuation multiple of the stock has continued to compress over the last few quarters. In this market environment, if a company is not showing solid growth characteristics, no matter what its assets might be worth, its valuation multiple has contracted.

For the six-month period, Fund upside drivers have been Potash Corp. of Saskatchewan, Pacific Rubiales Energy and Tetra Technologies, which all have an energy or raw materials focus. Fund detractors for the half year included Uranium One, Expedia and Globalstar.

We purchased five new names during the quarter and sold two names. New names included RexCapital Finance and NagaCorp, both in gaming. Israel Chemicals, a supplier of bromine and potash, and Real Goods Solar, a residential solar energy installer, were also added. The final new name was Synthesis Energy Systems, a builder and operator of plants that turn coal into liquid fuel. Our sales for the quarter included International Speedway and Herman Miller. Both are fine franchises but we believe we can deploy the capital elsewhere and receive better returns.

Though the market rallied in the second quarter, many stocks are still trading in downward trend patterns, or are establishing lower highs on market advances and lower lows on market sell offs. As I write this in early July, the stock market sentiment is again quite negative with many economic and market sages saying they aren't sure when the U.S. housing market will recover. But a lot of damage has already been done to sectors outside of energy and raw materials, even more so than when I commented on this in the first two weeks of January. We most likely haven't seen the end of the financial distress. How much deleveraging is to come of personal, as well as business, balance sheets is still unknown.

With that being said, I am finding more potential ideas to add to the portfolio than at any other time since I became manager of this Fund in 2004. Our CWAM internal stock database, built by our analysts, shows numerous names with strong potential returns. Banks have been absent from the portfolio for over a year now but are being studied for possible additions into the Fund. Many other groups like consumer services, media, semiconductors and telecom are off more than 17% year to date. Our style of being eclectic, opportunistic and concentrated should prove valuable in this environment.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a nondiversified fund at all times. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2008

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-5.94% -11.35	-12.16% -17.21	12.34% 11.02	10.67% 9.82
Returns after taxes on distributions	NAV POP	-6.31 -11.70	-12.72 -17.73	11.91 10.59	10.35 9.51
Returns after taxes on distributions and sale of fund shares	NAV POP	-3.36 -6.90	-7.13 -10.46	10.77 9.58	9.40 8.63
S&P MidCap 400 (pretax)		-3.90	-7.34	12.61	7.82

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.20%.

*Year to date data is not annualized.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets as of 6/30/08

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets as of 6/30/08

1.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	8.1%
2.	ITT Educational Services Post-secondary Degree Services	6.2%
3.	Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	5.2%
4.	Tetra Technologies U.S.-based Service Company with Life of Field Approach	4.7%
5.	Abercrombie & Fitch Teen Apparel Retailer	3.7%
6.	Safeway Supermarkets	3.6%
7.	Quanta Services Electrical & Telecom Construction Services	3.6%
8.	Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	3.6%
9.	Janus Capital Group Manages Mutual Funds	3.5%
10.	American Tower Communications Towers in USA & Mexico	3.5%

Portfolio holdings are subject to change periodically and may not be representative of current holdings. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $100,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through June 30, 2008

Illustration is based on a hypothetical $100,000 investment from inception in Class A shares of the Fund, which includes a 3.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $2.7 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying portfolio funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter of 2008 down 0.61% (Class A shares, without sales charge). This compares to a 2.73% drop for the S&P 500 Index and a 1.02% decline for the Lehman Brothers U.S. Aggregate Bond Index. Year to date through June 30, 2008, the Fund was down 4.65% while the S&P 500 fell 11.91% and the Lehman Brothers U.S. Aggregate Bond Index posted a 1.13% gain.

Effective July 1, 2008, we have changed the primary debt benchmark for the Fund. The Lehman Brothers U.S. Credit Intermediate Bond Index has been replaced by the Lehman Brothers U.S. Aggregate Bond Index. We've also added a custom supplemental benchmark, the 50/50 Blended Benchmark. This benchmark was established by the Fund's investment advisor and is an equally weighted custom composite of the Fund's primary equity and primary debt benchmarks. Its performance is shown on Page 3 of this report. The Advisor believes that these changes allow for more appropriate comparisons to the Fund's investments.

As the following table illustrates, the Fund's stock portion was down 0.67% in the quarter and 10.75% for the half year. Columbia Acorn Select was the strongest performer for both time periods, posting an impressive 9.42% gain in the second quarter but falling 5.80% in the half.

On the bond side, the quarter brought a 1.11% drop, a bit worse than the performance for the stock portion for the same period. For the half year, the bond component was much stronger, declining just 0.03% vs. the nearly 11% drop of the stock portion.

Columbia Thermostat Fund hit three reallocation triggers during the period. We increased bond exposure in May and stock exposure twice in June as a result of market movements. The reallocations caused the Fund to hold fewer equities when the market was more expensive and more equities when the market became less expensive. At the end of the period, the Fund had 70% of its assets in stock funds. For more information on the market and why we think this equity allocation is appropriate in the current environment, see the discussion of price-earnings ratios and the S&P 500 Index included in "Squirrel Chatter II" on Page 5.

Results of the Portfolio Funds Owned by Columbia Thermostat Fund

at June 30, 2008

Stock Funds Fund	Weightings in category	2nd quarter returns	Year to date returns to 6/30/08
Columbia Acorn Fund Z	15%	0.90%	-9.05%
Columbia Acorn Select Z	10%	9.42%	-5.80%
Columbia Marsico Growth Fund	15%	-0.30%	-13.31%
Columbia Acorn International Z	15%	-1.85%	-8.83%
Columbia Dividend Income Fund	20%	-3.99%	-11.45%
Columbia Large Cap Enhanced Core Fund	25%	-2.35%	-12.97%
Weighted Average Equity Return/Loss	100%	-0.67%	-10.75%
Bond Funds Fund	Weightings in Category	2nd quarter returns	Year to date returns to 6/30/08
Columbia Intermediate Bond Fund	50%	-0.44%	0.00%
Columbia U.S. Treasury Index Fund	30%	-2.17%	2.19%
Columbia Conservative High Yield Fund	20%	0.88%	-1.37%
Weighted Average Income Return	100%	-1.11%	-0.03%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

May 1, 2008:	60% stocks, 40% bonds
June 4, 2008:	65% stocks, 35% bonds
June 23, 2008:	70% stocks, 30% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2008

Inception 3/3/03		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	-4.65% -10.13	-1.04% -6.73	7.47% 6.21	9.33% 8.12
Returns after taxes on distributions	NAV POP	-4.79 -10.27	-3.49 -9.04	5.74 4.49	7.67 6.48
Returns after taxes on distributions and sale of fund shares	NAV POP	-2.94 -6.51	-0.28 -4.00	5.72 4.63	7.41 6.34
S&P 500 (pretax)		-11.91	-13.12	7.58	10.21
Lehman Brothers U.S. Aggregate Bond Index† (pretax)		1.13	7.12	3.86	4.08
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)		0.27	4.55	3.26	3.86
Lipper Flexible Portfolio Funds Index (pretax)		-4.65	-2.16	8.99	10.88

All results shown assume reinvestment of distributions.

†Effective July 1, 2008, Columbia Thermostat Fund changed its primary benchmark for debt securities to the Lehman Brothers U.S. Aggregate Bond Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2009. Class A expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.38% and 1.20%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

*Year to date data is not annualized.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets as of 6/30/08

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category as of 6/30/08

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia U.S. Treasury Index Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through June 30, 2008

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Lehman Brothers U.S. Aggregate bond index became the Fund's primary benchmark for debt securities effective July 1, 2008. The Fund changed to this debt benchmark because the Advisor believes it is a more appropriate comparison to the Fund's investments. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $199.3 million

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Information
ANSYS	1,400,000	1,550,000
Avnet	3,000,000	3,240,000
Bally Technologies	3,150,000	3,400,000
Ciena	540,000	655,000
Cogent Communications	3,200,000	3,500,000
Dolby Laboratories	1,150,000	1,255,000
Hamamatsu Photonics (Japan)	0	400,000
Infogroup	800,000	2,000,000
Informatica	4,900,000	5,700,000
IPG Photonics	1,800,000	2,000,000
IXYS	1,905,000	2,035,000
Mediacom Communications	1,500,000	2,500,000
MetroPCS Communications	1,000,000	1,200,000
Mettler Toledo	750,000	900,000
Pericom Semiconductor	301,000	430,000
Prisa (Spain)	800,000	900,000
Radiant Systems	2,850,000	3,050,000
Rofin-Sinar Technologies	0	575,000
Stratasys	775,000	920,000
Virtusa	0	406,531
Zebra Technologies	1,100,000	1,155,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,758,309	2,822,455
Albemarle	560,000	900,000
Allied Waste Industries	3,330,000	4,130,000
Aptargroup	300,000	350,000
Cytec Industries	650,000	1,000,000
Haynes International	0	322,790
Intrepid Potash	0	101,500
Mine Safety Appliances	1,814,000	2,050,000
MOOG	1,000,000	1,100,000
Oshkosh Truck	1,300,000	1,900,000
Toro	1,150,000	1,350,000
Energy & Minerals
Bristow	0	115,515
Cabot Oil & Gas	0	350,000
Fugro (Netherlands)	3,900,000	3,988,636
Rex Energy	0	745,627
SBM Offshore (Netherlands)	640,200	655,814
Synthesis Energy Systems	0	1,730,000
UTS Energy (Canada)	0	762,000
Consumer Goods & Services
Choice Hotels	1,500,000	2,100,000
Life Time Fitness	600,000	925,000
Lululemon Athletica	0	700,000
Royal Caribbean Cruises	0	1,000,000
Smart Balance	2,765,000	4,600,000

	Number of Shares
	03/31/08	06/30/08
Consumer Goods & Services—continued
Talbots	0	2,523,067
Thor Industries	1,050,000	1,250,000
Finance
Conseco	6,650,000	8,250,000
Greene County Bancshares	135,000	338,165
H&E Equipment Services	1,465,000	2,500,000
Nara Bancorp	1,194,000	1,700,000
Navigators Group	0	564,515
SVB Financial Group	200,000	400,000
Valley National Bancorp	2,600,000	2,730,000
Health Care
Arena Pharmaceuticals	2,500,000	2,750,000
Array Biopharma	2,660,000	2,910,000
Auxilium Pharmaceuticals	770,000	1,660,000
Immucor	0	500,000
Luminex	0	375,000
Medarex	2,550,000	3,050,000
Neurogen	2,300,000	2,770,000
Pediatrix Medical Group	0	300,000
Pharmacopeia	1,675,000	2,000,000
Other Industries
BioMed Realty Trust	1,000,000	1,360,000
Corporate Office Properties	0	715,000

See accompanying notes to financial statements.

	Number of Shares
	03/31/08	06/30/08
Sales
Information
Activision	750,000	650,000
Agilysys	535,000	0
Avid Technology	1,370,000	1,100,000
Belden CDT	2,355,000	2,125,000
CNET Networks	4,000,000	0
Equinix	225,000	0
Excel Technology	735,000	659,777
International Game Technology	2,400,000	2,115,000
Jabil Circuit	690,000	0
Lions Gate Entertainment	4,000,000	2,000,000
Marchex	1,700,000	0
Netgear	1,110,000	870,000
Parametric Technology	1,800,000	0
Sanmina-SCI	29,500,000	24,250,000
SES Global (France)	2,538,800	1,456,700
Shuffle Master	2,430,000	1,050,000
Sohu.com (China)	700,000	0
Taylor Nelson Sofres (United Kingdom)	1,608,215	0
Telephone & Data Systems	350,000	0
Tellabs	15,600,000	15,374,600
Industrial Goods & Services
Carbone Lorraine (France)	334,000	267,200
Gibraltar Industries	982,000	0
Hexagon (Sweden)	4,471,900	4,150,500
Intertek Testing (United Kingdom)	900,000	800,000
Pall	2,250,000	1,400,000
Waste Connections	2,550,000	2,250,000
Watsco	2,375,000	2,100,000
Zumtobel (Austria)	449,718	0
Energy & Minerals
XTO Energy	3,000,000	2,675,000
Consumer Goods & Services
AnnTaylor Stores	1,223,000	0
Carnival	400,000	0
Chico's FAS	7,600,000	4,930,000
Genesco	775,000	0
Harley-Davidson	400,000	0
IAWS Group (Ireland)	810,000	700,000
International Speedway	900,000	800,751
RONA (Canada)	446,000	0
Scotts Miracle-Gro	2,600,000	1,000,000

ADR=American Depositary Receipts

	Number of Shares
	03/31/08	06/30/08
Finance
Anchor Bancorp Wisconsin	774,000	526,000
Glacier Bancorp	2,996,000	2,246,000
HCC Insurance Holdings	3,965,000	3,565,000
Markel	149,000	107,447
Meadowbrook Insurance Group	2,000,000	1,917,308
Philadelphia Consolidated Holding	2,390,000	2,120,000
Washington Federal	2,725,000	1,825,000
West Bancorporation	1,312,000	1,057,061
Health Care
Barrier Therapeutics	1,780,000	0
BioMarin	3,610,000	2,441,000
Collagenex Pharmaceuticals	1,200,000	0
Lincare Holdings	1,300,000	1,000,000
Medicis Pharmaceutical	550,000	0
Orthofix International	1,443,000	775,030
United Drug (Ireland)	2,750,000	2,456,700
Other Industries
DiamondRock Hospitality	3,300,000	1,900,000
Forest City Enterprises, Class B	1,398,000	1,188,000
Grupo Aeroportuario del Surest - ADR (Mexico)	634,000	0
Parkway Properties	628,000	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 97.5%
Information 25.2%
	> Business Software 3.8%
5,700,000	Informatica (a)(b)	$85,728
	Enterprise Data Integration Software
2,800,000	Micros Systems (a)	85,372
	Information Systems for Restaurants & Hotels
12,400,000	Novell (a)	73,036
	Directory, Operating System & Identity Management Software
1,550,000	ANSYS (a)	73,036
	Simulation Software for Engineers & Designers
3,000,000	Red Hat (a)	62,070
	Maintenance & Support for Opensource
1,950,000	Quality Systems (b)	57,096
	IT Systems for Medical Groups & Ambulatory Care Centers
1,400,000	Concur Technologies (a)	46,522
	Web Enabled Cost & Expense Management Software
2,425,000	Kenexa (a)(b)	45,687
	Recruiting & Workforce Management Solutions
1,800,000	Blackbaud	38,520
	Software & Services for Non-profits
3,050,000	Radiant Systems (a)(b)	32,727
	Point of Sale Systems: Convenience Stores & Restaurants
3,500,000	Epicor (a)(b)	24,185
	Software Systems to Run Small Businesses
1,100,000	Avid Technology (a)	18,689
	Digital Nonlinear Editing Software & Systems
3,343,000	Actuate (a)(b)	13,071
	Information Delivery Software & Solutions
		655,739
	> Instrumentation 3.5%
6,000,000	Flir Systems (a)	243,420
	Infrared Cameras
3,240,000	Trimble Navigation (a)	115,668
	GPS-based Instruments
900,000	Mettler Toledo (a)	85,374
	Laboratory Equipment
900,000	Varian (a)	45,954
	Analytical Instruments
600,000	Dionex (a)	39,822
	Ion & Liquid Chromatography
2,000,000	IPG Photonics (a)	37,620
	Fiber Lasers
1,160,000	FARO Technologies (a)(b)	29,197
	Precision Measurement Equipment
400,000	Hamamatsu Photonics (Japan)	10,378
	Optical Sensors for Medical & Industrial Applications
		607,433
	> Computer Hardware & Related Equipment 3.3%
3,800,000	Amphenol	170,544
	Electronic Connectors
2,400,000	II-VI (a)(b)	83,808
	Laser Components

Number of Shares		Value (000)
2,125,000	Belden CDT	$71,995
	Specialty Cable
1,255,000	Dolby Laboratories (a)	50,577
	Audio Technology for Consumer Electronics
1,155,000	Zebra Technologies (a)	37,699
	Bar Code Printers
1,615,000	Teradata (a)	37,371
	Enterprise Data Warehouse Systems
1,100,000	Nice Systems - ADR (Israel) (a)	32,527
	Audio & Video Recording Solutions
575,000	Rofin-Sinar Technologies (a)	17,365
	Laser Systems
920,000	Stratasys (a)	16,983
	Rapid Prototyping Systems
659,777	Excel Technology (a)(b)	14,726
	Laser Systems & Electro-optical Components
870,000	Netgear (a)	12,058
	Networking Products for Small Business & Home
305,000	Rogers (a)	11,465
	Printed Circuit Board Laminates & High-performance Foams
500,000	Intermec (a)	10,540
	Bar Code & Wireless LAN Systems
		567,658
	> Mobile Communications 2.0%
4,500,000	Crown Castle International (a)	174,285
	Communications Towers
3,500,000	American Tower (a)	147,875
	Communications Towers in USA & Mexico
1,200,000	MetroPCS Communications (a)	21,252
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)	4,245
	Satellite Mobile Voice & Data Carrier
		347,657
	> Gaming Equipment & Services 1.5%
3,400,000	Bally Technologies (a)(b)	114,920
	Slot Machines & Software
3,000,000	Scientific Games (a)	88,860
	Lottery Services Provider
2,115,000	International Game Technology	52,833
	Slot Machines & Progressive Slots
1,050,000	Shuffle Master (a)	5,187
	Card Shufflers & Casino Games
		261,800
	> Semiconductors & Related Equipment 1.5%
2,340,000	Microsemi (a)	58,921
	Analog/Mixed-signal Semiconductors
1,420,000	Littelfuse (a)(b)	44,801
	Little Fuses
3,614,000	ON Semiconductor (a)	33,140
	Mixed-signal & Power Management Semiconductors
2,600,000	Integrated Device Technology (a)	25,844
	Communications Semiconductors
2,035,000	IXYS (a)(b)	24,298
	Power Semiconductors
1,035,000	Supertex (a)(b)	24,157
	Mixed-signal Semiconductors

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
3,000,000	Entegris (a)	$19,650
	Semiconductor Wafer Shipping & Handling Products
6,591,493	Everlight Electronics (Taiwan)	17,026
	LED Packager
430,000	Pericom Semiconductor (a)	6,381
	Interface ICs & Frequency Control Products
		254,218
	> CATV 1.3%
4,500,000	Discovery Holding (a)	98,820
	CATV Programming
83,000	Jupiter Telecommunications (Japan)	64,330
	Largest Cable Service Provider in Japan
1,500,000	Liberty Global, Series C (a)	45,540
	CATV Franchises Outside the USA
2,500,000	Mediacom Communications (a)	13,350
	CATV Franchises
		222,040
	> Telephone Services 1.3%
8,100,000	TW Telecom (a)(b)	129,843
	Fiber Optic Telephone/Data Services
3,500,000	Cogent Communications (a)(b)	46,900
	Internet Data Pipelines
3,500,000	PAETEC Holding (a)	22,225
	Telephone/Data Services for Business
3,000,000	General Communications (a)(b)	20,610
	CATV, Web, Phone & Commercial Communications Provider in Alaska
		219,578
	> Financial Processors 1.1%
2,774,000	Global Payments	129,269
	Credit Card Processor
2,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	36,551
	Hong Kong Equity & Derivatives Market Operator
4,000,000	Singapore Exchange (Singapore)	20,315
	Singapore Equity & Derivatives Market Operator
		186,135
	> Internet Related 1.0%
9,500,000	SkillSoft - ADR (a)(b)	85,880
	Web-based Learning Solutions (E-Learning)
3,400,000	ValueClick (a)	51,510
	Internet Advertising
2,000,000	Switch & Data Facilities (a)(b)	33,980
	Network Neutral Data Centers
1,400,000	TheStreet.com	9,114
	Financial Information Website Publisher
		180,484
	> Business Information & Marketing Services 0.8%
2,500,000	Navigant Consulting (a)(b)	48,900
	Financial Consulting Firm

Number of Shares		Value (000)
1,500,000	Viad (b)	$38,685
	Trade Show Services, Travel & Tours
420,000	FTI Consulting (a)	28,753
	Financial Consulting Firm
2,000,000	Voyager Learning (a)(b)	10,900
	Education Services for the K-12 Market
2,000,000	Infogroup	8,780
	Business Data for Sales Leads
250,000	Getty Images (a)	8,483
	Photographs for Publications & Electronic Media
		144,501
	> Telecommunications Equipment 0.8%
15,374,600	Tellabs (a)	71,492
	Telecommunications Equipment
2,030,000	Polycom (a)	49,451
	Video Conferencing Equipment
655,000	Ciena (a)	15,176
	Optical Transport & Broadband Access Equipment
		136,119
	> Publishing 0.6%
1,200,000	NAVTEQ (a)	92,400
	Map Data for Electronic Devices
1,300,000	Informa Group (United Kingdom)	10,694
	Global Publisher & Event Organizer
900,000	Prisa (Spain)	9,636
	Leading Spanish-speaking Publisher
		112,730
	> Computer Services 0.6%
5,000,000	iGate (a)(b)	40,650
	IT & Business Process Outsourcing Services
4,600,000	Hackett Group (a)(b)	26,404
	IT Integration & Best Practice Research
1,150,000	SRA International (a)	25,829
	Government IT Services
406,531	Virtusa (a)	4,118
	Offshore IT Outsourcing
		97,001
	> Electronics Distribution 0.5%
3,240,000	Avnet (a)	88,387
	Electronic Components Distribution
		88,387
	> Consumer Software 0.5%
3,000,000	THQ (a)	60,780
	Entertainment Software
650,000	Activision (a)	22,145
	Entertainment Software
		82,925
	> Contract Manufacturing 0.4%
1,475,000	Plexus (a)	40,828
	Electronic Manufacturing Services
24,250,000	Sanmina-SCI (a)	31,040
	Electronic Manufacturing Services
		71,868

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Satellite Broadcasting & Services 0.3%
1,456,700	SES Global (France)	$36,925
	Satellite Broadcasting Services
520,000	Liberty Media - Entertainment (a)	12,600
	Satellite TV Operations & CATV Programming
		49,525
	> Television Programming 0.1%
2,000,000	Lions Gate Entertainment (a)	20,720
	Film & TV Studio
		20,720
	> Advertising 0.1%
1,250,000	VisionChina Media - ADR (China) (a)	19,838
	Advertising on Digital Screens in China's Mass Transit System
		19,838
	> Radio 0.1%
1,400,000	Saga Communications (a)(b)	7,014
	Radio Stations in Small- & Mid-sized Cities
1,500,000	Cumulus Media (a)	5,910
	Radio Stations in Small Cities
1,541,000	Salem Communications (b)	3,036
	Radio Stations for Religious Programming
2,400,000	Spanish Broadcasting System (a)(b)	2,736
	Spanish Language Radio Stations
		18,696
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	10,050
	Spanish Language TV & Radio Stations
1,750,000	Gray Television	5,023
	Mid-market Affiliated TV Stations
		15,073
Information: Total		4,360,125
Industrial Goods & Services 18.9%
	> Machinery 7.2%
5,000,000	Ametek	236,100
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	187,488
	Industrial Air Filtration
3,500,000	Clarcor (b)	122,850
	Mobile & Industrial Filters
2,200,000	ESCO Technologies (a)(b)	103,224
	Automatic Electric Meter Readers
2,850,000	Pentair	99,807
	Pumps & Water Treatment
1,800,000	Kaydon (b)	92,538
	Specialized Friction & Motion Control Products
1,250,000	Nordson	91,112
	Dispensing Systems for Adhesives & Coatings
2,050,000	Mine Safety Appliances (b)	81,980
	Safety Equipment
1,400,000	Pall	55,552
	Filtration & Fluids Clarification
1,350,000	Toro	44,915
	Turf Maintenance Equipment

Number of Shares		Value (000)
1,100,000	MOOG (a)	$40,964
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,900,000	Oshkosh Truck	39,311
	Specialty Truck Manufacturer
423,000	Lincoln Electric	33,290
	Welding Equipment & Consumables
360,000	Union Tool (Japan)	10,476
	Precision Drill Bit Manufacturer
		1,239,607
	> Other Industrial Services 3.1%
5,500,000	Expeditors International of Washington	236,500
	International Freight Forwarder
1,900,000	Forward Air (b)	65,740
	Freight Transportation Between Airports
2,250,000	UTI Worldwide	44,887
	Global Logistics & Freight Forwarding
1,750,000	Mobile Mini (a)(b)	35,000
	Portable Storage Units Leasing
2,000,000	American Reprographics (a)	33,300
	Document Management & Logistics
2,300,000	TrueBlue (a)(b)	30,383
	Temporary Manual Labor
1,122,000	Imtech (Netherlands)	26,374
	Engineering & Technical Services
2,000,000	American Commercial Lines (a)	21,860
	Operator/Builder of Inland Barges
600,000	G&K Services	18,276
	Uniform Rental
800,000	Intertek Testing (United Kingdom)	15,744
	Testing, Inspection & Certification Services
615,000	TAL International Group	13,985
	Intermodal Freight Containers Leasing
		542,049
	> Industrial Materials & Specialty Chemicals 2.3%
1,950,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	90,870
	Producer of Specialty Fertilizers, Lithium & Iodine
1,000,000	Cytec Industries	54,560
	Aerospace Composites & Specialty Chemical
600,000	Greif	38,418
	Industrial Packaging
1,260,000	Albany International	36,540
	Paper Machine Clothing & Advanced Textiles
400,000	Novozymes (Denmark)	36,144
	Industrial Enzymes
900,000	Albemarle	35,919
	Refinery Catalysts & Other Specialty Chemicals
15,000	Sika (Switzerland)	23,611
	Chemicals for Construction & Industrial Applications
1,378,000	Drew Industries (a)(b)	21,979
	RV & Manufactured Home Components
2,850,000	Kansai Paint (Japan)	19,727
	Paint Producer in Japan, India, China & Southeast Asia

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
267,200	Carbone Lorraine (France)	$14,728
	Advanced Industrial Materials
350,000	Aptargroup	14,683
	Dispensing Systems for Consumer Products & Pharmaceuticals
101,500	Intrepid Potash (a)	6,677
	U.S. Potash Producer
		393,856
	> Industrial Distribution 1.9%
1,925,000	Airgas	112,401
	Industrial Gas Distributor
1,300,000	WW Grainger	106,340
	Industrial Distribution
2,100,000	Watsco (b)	87,780
	HVAC Distribution
1,700,000	Interline Brands (a)(b)	27,081
	Industrial Distribution
		333,602
	> Construction 1.4%
750,000	Martin Marietta Materials	77,692
	Aggregates
2,200,000	Simpson Manufacturing	52,228
	Wall Joint Maker
850,000	Texas Industries	47,711
	Aggregates, Cement & Concrete
775,000	Vulcan Materials	46,330
	Aggregates, Concrete & Asphalt
484,000	M/I Homes	7,613
	Home Builder
		231,574
	> Conglomerates 0.9%
4,150,500	Hexagon (Sweden)	75,809
	Measurement Equipment & Polymers
2,822,455	Aalberts Industries (Netherlands)	53,326
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	21,811
	Electronic Parts & Ceramics
		150,946
	> Outsourcing Services 0.8%
2,300,000	Quanta Services (a)	76,521
	Electrical & Telecom Construction Services
2,025,000	Administaff (b)	56,477
	Professional Employer Organization
600,000	GP Strategies (a)	6,030
	Training Programs
		139,028
	> Waste Management 0.7%
2,250,000	Waste Connections (a)	71,842
	Solid Waste Management
4,130,000	Allied Waste Industries (a)	52,121
	Solid Waste Management
		123,963
	> Electrical Components 0.4%
1,100,000	Acuity Brands	52,888
	Commercial Lighting Fixtures

Number of Shares		Value (000)
1,125,000	Ushio (Japan)	$18,382
	Industrial Light Sources
		71,270
	> Steel 0.2%
550,000	Commercial Metals	20,735
	Vertically Integrated Steelmaker
322,790	Haynes International (a)	18,576
	Producer of High Performance Alloys
		39,311
Industrial Goods & Services: Total		3,265,206
Energy & Minerals 14.6%
	> Oil & Gas Producers 7.1%
2,700,000	Ultra Petroleum (a)	265,140
	Oil & Gas Producer
2,675,000	XTO Energy	183,264
	Oil & Gas Producer
3,600,000	Southwestern Energy (a)	171,396
	Oil & Gas Producer
2,400,000	Equitable Resources	165,744
	Natural Gas Producer & Utility
1,700,000	Carrizo Oil & Gas (a)(b)	115,753
	Explores for Natural Gas & Crude Oil
1,500,000	Range Resources	98,310
	Oil & Gas Producer
5,020,550	Pacific Rubiales Energy (Canada) (a)	66,123
	Oil Production & Exploration in Colombia
1,400,000	Denbury Resources (a)	51,100
	Oil Producer Using Co2 Injection
2,400,000	Tullow Oil (United Kingdom)	45,653
	Oil & Gas Producer
350,000	Cabot Oil & Gas	23,706
	Large Natural Gas Producer in Appalachia & Gulf Coast
745,627	Rex Energy (a)	19,685
	Oil & Gas Producer
2,000,000	Vaalco Energy (a)	16,940
	Oil & Gas Producer
762,000	UTS Energy (Canada) (a)	4,454
	Operator of Canadian Oil Sands Mines
		1,227,268
	> Oil Services 7.0%
5,340,000	FMC Technologies (a)	410,806
	Oil & Gas Wellhead Manufacturer
3,988,636	Fugro (Netherlands) (b)	340,685
	Oilfield Services
1,200,000	Atwood Oceanics (a)	149,208
	Offshore Drilling Contractor
1,055,000	Exterran Holdings (a)	75,422
	Natural Gas Compressor Rental & Fabrication
1,675,000	Dresser-Rand Group (a)	65,493
	Largest Manufacturer of Compressors
1,750,000	Tesco (a)	55,913
	Developing New Well Drilling Technologies
1,988,000	Tetra Technologies (a)	47,135
	U.S.-based Service Company with Life of Field Approach

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Oil Services—continued
1,283,100	ShawCor (Canada)	$45,299
	Oil & Gas Pipeline Products
655,814	SBM Offshore (Netherlands)	24,203
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
115,515	Bristow (a)	5,717
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
		1,219,881
	> Mining 0.3%
7,725,000	Uranium One (South Africa) (a)	36,364
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,000,000	Ivanhoe Mines (Canada) (a)	10,836
	Copper Mine Project in Mongolia
		47,200
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	21,241
	Natural Gas Distribution, Pipeline Processing & Trading
		21,241
	> Alternative Energy 0.1%
1,730,000	Synthesis Energy Systems (a)	15,570
	Owner/Operator of Gasification Plants
		15,570
Energy & Minerals: Total		2,531,160
Consumer Goods & Services 13.5%
	> Retail 3.1%
3,140,000	Abercrombie & Fitch	196,815
	Teen Apparel Retailer
4,850,000	Urban Outfitters (a)	151,272
	Apparel & Home Specialty Retailer
1,975,000	J Crew Group (a)	65,195
	Multi-channel Branded Retailer
2,523,067	Talbots	29,242
	Women's Specialty Retailer
4,930,000	Chico's FAS (a)	26,474
	Women's Specialty Retailer
700,000	Lululemon Athletica (a)	20,342
	Premium Active Apparel Retailer
2,800,000	Christopher & Banks (b)	19,040
	Women's Apparel Retailer
1,200,000	Gaiam (a)(b)	16,212
	Healthy Living Catalogs & E-Commerce
550,000	Family Dollar	10,967
	Discount Retailer
		535,559
	> Other Consumer Services 2.0%
2,200,000	ITT Educational Services (a)(b)	181,786
	Post-secondary Degree Services
1,275,000	Weight Watchers International	45,403
	Weight Loss Programs
925,000	Life Time Fitness (a)	27,334
	Sport & Fitness Club Operator

Number of Shares		Value (000)
1,500,000	Career Education (a)	$21,915
	Post-secondary Education
1,500,000	Universal Technical Institute (a)(b)	18,690
	Vocational Training
2,550,000	Princeton Review (a)(b)	17,238
	College Preparation Courses
2,100,000	Park24 (Japan)	12,716
	Parking Lot Operator
110,000	Pierre & Vacances (France)	11,316
	Vacation Apartment Lets
100,000	Lincoln Technical Institute (a)	1,163
	Vocational Training
		337,561
	> Apparel 1.7%
7,330,000	Coach (a)	211,691
	Designer & Retailer of Branded Leather Accessories
3,000,000	Billabong International (Australia)	31,060
	Action Sports Apparel Brand Manager
900,000	True Religion Apparel (a)	23,985
	Premium Denim
1,069,000	Oxford Industries (b)	20,471
	Branded & Private Label Apparel
550,000	Under Armour (a)	14,102
	Performance Apparel Wholesaler
		301,309
	> Travel 1.3%
2,390,000	Vail Resorts (a)(b)	102,364
	Ski Resort Operator & Developer
4,000,000	Expedia (a)	73,520
	Online Travel Services Company
2,100,000	Choice Hotels	55,650
	Franchisor of Budget Hotel Brands
		231,534
	> Furniture & Textiles 1.1%
4,000,000	Herman Miller (b)	99,560
	Office Furniture
3,800,000	Knoll (b)	46,170
	Office Furniture
2,000,000	HNI	35,320
	Office Furniture & Fireplaces
600,000	American Woodmark	12,678
	Kitchen Cabinet Manufacturer
		193,728
	> Nondurables 1.0%
1,010,000	Chattem (a)(b)	65,701
	Personal Care Products
2,500,000	Jarden (a)	45,600
	Branded Household Products
1,900,000	Helen of Troy (a)(b)	30,628
	Hair Dryers & Curling Irons
1,000,000	Scotts Miracle-Gro	17,570
	Consumer Lawn & Garden Products
225,000	Energizer Holdings (a)	16,445
	Household & Personal Care Products
		175,944

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Casinos & Gaming 0.8%
1,700,000	Penn National Gaming (a)	$54,655
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	42,485
	Regional Casino Operator
2,380,000	Intralot (Greece)	40,844
	Lottery & Gaming Systems & Services
		137,984
	> Leisure Products 0.7%
800,751	International Speedway	31,253
	Largest Motorsports Racetrack Owner & Operator
1,416,000	Speedway Motorsports	28,858
	Motorsports Racetrack Owner & Operator
1,250,000	Thor Industries	26,575
	RV & Bus Manufacturer
5,410,390	Ducati Motor (Italy) (a)	13,945
	Motorcycles & Related Merchandise
2,766,000	Fleetwood Enterprises (a)	7,247
	RV & Manufactured Home Maker
640,000	Winnebago	6,521
	Premier Motorhome Maker
		114,399
	> Restaurants 0.6%
2,145,000	Sonic (a)	31,746
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (a)(b)	27,740
	Casual Dining Restaurant
1,150,000	Cheesecake Factory (a)	18,296
	Casual Dining Restaurants
1,800,000	AFC Enterprises (a)(b)	14,382
	Popeyes Restaurants
800,000	California Pizza Kitchen (a)	8,952
	Casual Dining Restaurant
		101,116
	> Food & Beverage 0.6%
1,600,000	Hansen Natural (a)	46,112
	Alternative Beverages
4,600,000	Smart Balance (a)(b)	33,166
	Healthy Food Products
700,000	IAWS Group (Ireland)	17,524
	Baked Goods
		96,802
	> Consumer Goods Distribution 0.3%
2,890,000	Pool (b)	51,326
	Distributor of Swimming Pool Supplies & Equipment
		51,326
	> Cruise Lines 0.1%
1,000,000	Royal Caribbean Cruises	22,470
	Largest Cruise Line
		22,470
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	17,430
	Event Ticket Sales
		17,430

Number of Shares		Value (000)
	> Other Durable Goods 0.1%
1,500,000	Champion Enterprises (a)	$8,775
	Manufactured Homes
172,000	Cavco Industries (a)	5,630
	Higher End Manufactured Homes
		14,405
Consumer Goods & Services: Total		2,331,567
Finance 12.3%
	> Insurance 4.0%
1,748,000	Leucadia National	82,051
	Insurance Holding Company
8,250,000	Conseco (a)	81,840
	Life, Long-term Care & Medical Supplement Insurance
1,200,000	Assurant	79,152
	Specialty Insurance
3,565,000	HCC Insurance Holdings	75,364
	Specialty Insurance
2,120,000	Philadelphia Consolidated Holding (a)	72,017
	Specialty Insurance
2,000,000	Delphi Financial Group	46,280
	Group Employee Benefit Products & Services
107,447	Markel (a)	39,433
	Specialty Insurance
995,000	Protective Life	37,860
	Life Insurance
740,000	StanCorp Financial Group	34,750
	Group Life & Disability Insurance
1,000,000	Endurance Specialty Holdings	30,790
	Commercial Lines Insurance/Reinsurance
564,515	Navigators Group (a)	30,512
	Specialty Insurance
1,420,000	Selective Insurance Group	26,639
	Commercial & Personal Lines Insurance
1,000,000	Aspen Insurance	23,670
	Commercial Lines Insurance/Reinsurance
1,917,308	Meadowbrook Insurance Group (b)	10,162
	Specialty Insurance Products & Services
500,000	Stewart Information Services	9,670
	Title Company
		680,190
	> Banks 2.9%
3,500,000	BOK Financial (b)	187,075
	Tulsa-based Southwest Bank
3,511,000	Associated Banc-Corp	67,727
	Midwest Bank
3,750,000	TCF Financial	45,113
	Great Lakes Bank
1,960,000	MB Financial (b)	44,041
	Chicago Bank
2,730,000	Valley National Bancorp	43,052
	New Jersey/New York Bank
2,246,000	Glacier Bancorp	35,914
	Mountain States Bank
400,000	SVB Financial Group (a)	19,244
	Bank to Venture Capitalists

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Banks—continued
1,700,000	Nara Bancorp (b)	$18,241
	Korean Focused L.A. Bank
1,200,000	TriCo Bancshares (b)	13,140
	California Central Valley Community Bank
1,057,061	West Bancorporation (b)	9,196
	Des Moines Commercial Bank
837,000	West Coast Bancorp (b)	7,257
	Portland Small Business Bank
450,000	First Busey	5,949
	Illinois Bank
338,165	Greene County Bancshares	4,741
	Tennessee Bank
		500,690
	> Brokerage & Money Management 2.1%
6,168,000	SEI Investments	145,071
	Mutual Fund Administration & Investment Management
3,405,000	Eaton Vance	135,383
	Specialty Mutual Funds
250,000	Affiliated Managers Group (a)	22,515
	Asset Manager Holding Company
600,000	Lazard	20,490
	Investment & Acquistition Advisory
600,000	Cohen & Steers	15,582
	Top REIT Fund Manager
450,000	Investment Technology Group (a)	15,057
	Electronic Trading
550,000	KBW (a)	11,319
	Investment Bank to Financial Industry
		365,417
	> Finance Companies 1.7%
7,235,000	AmeriCredit (a)(b)	62,366
	Auto Lending
1,675,000	World Acceptance (a)(b)	56,397
	Personal Loans
2,000,000	McGrath Rentcorp (b)	49,180
	Temporary Space & IT Rentals
795,000	GATX	35,242
	Rail Car Lessor
2,500,000	H&E Equipment Services (a)(b)	30,050
	Heavy Equipment Leasing
1,500,000	CAI International (a)(b)	26,100
	International Container Leasing & Management
550,000	Aaron Rents	12,281
	Rent to Own
850,000	Electro Rent	10,659
	Test & Measurement Rentals
1,091,000	Marlin Business Services (a)(b)	7,561
	Small Equipment Leasing
		289,836
	> Savings & Loans 1.6%
13,291,000	People's United	207,340
	Connecticut Savings & Loan
750,000	Housing Development Finance (India)	33,713
	Indian Mortgage Lender
1,825,000	Washington Federal	33,032
	Traditional Thrift

Number of Shares		Value (000)
360,000	Provident New York Bancorp	$3,982
	New York State Thrift
526,000	Anchor Bancorp Wisconsin	3,687
	Wisconsin Thrift
		281,754
Finance: Total		2,117,887
Health Care 8.7%
	> Medical Equipment & Devices 2.6%
1,350,000	Alexion Pharmaceuticals (a)	97,875
	Biotech Focused on Orphan Diseases
3,516,000	Hologic (a)	76,649
	Diagnostic & Medical Imaging Equipment for Women's Health
725,000	Illumina (a)	63,155
	Leading Tools & Service Provider for Genetic Analysis
1,000,000	Edwards Lifesciences (a)	62,040
	Heart Valves
870,000	Vital Signs (b)	49,398
	Anesthesia, Respiratory & Sleep Products
700,000	Haemonetics (a)	38,822
	Blood & Plasma Collection Equipment
700,000	Kinetic Concepts (a)	27,937
	Wound Healing & Tissue Repair
775,030	Orthofix International (a)	22,437
	Bone Fixation & Stimulation Devices
		438,313
	> Health Care Services 1.9%
1,400,000	Charles River Laboratories (a)	89,488
	Pharmaceutical Research
1,650,000	Rhoen-Klinikum (Germany)	52,399
	Health Care Services
3,000,000	Eresearch Technology (a)(b)	52,320
	Clinical Research Services
1,250,000	Psychiatric Solutions (a)	47,300
	Behavioral Health Services
2,250,000	PSS World Medical (a)	36,675
	Medical Supplies
1,000,000	Lincare Holdings (a)	28,400
	Home Health Care Services
300,000	Pediatrix Medical Group (a)	14,769
	Physician Management for Pediatric & Anesthesia Practices
850,000	Healthcare Services Group	12,928
	Outsourced Services to Long-term Care Industry
		334,279
	> Biotechnology & Drug Delivery 1.8%
2,441,000	BioMarin (a)	70,740
	Biotech Focused on Orphan Diseases
1,660,000	Auxilium Pharmaceuticals (a)	55,809
	Biotech Focused on Niche Disease Areas
3,970,000	Seattle Genetics (a)(b)	33,586
	Antibody-based Therapies for Cancer
1,085,000	Amylin (a)	27,548
	Biotech Company Focused on Diabetes & Obesity
550,000	Myriad Genetics (a)	25,036
	Drugs/Diagnostics Hybrid

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
220,000	United Therapeutics (a)	$21,505
	Biotech Focused on Rare Diseases
3,050,000	Medarex (a)	20,161
	Humanized Antibodies
5,325,000	Nektar Therapeutics (a)(b)	17,839
	Drug Delivery Technologies
2,750,000	Arena Pharmaceuticals (a)	14,273
	Novel Drug Targeting Technology
2,910,000	Array Biopharma (a)(b)	13,677
	Drugs for Cancer & Inflammatory Diseases
2,000,000	Pharmacopeia (a)(b)	7,660
	Biotech Company with Broad Early-stage Pipeline
2,770,000	Neurogen (a)(b)	2,853
	Development-stage Biotech Focused on Neurology
2,520,000	Decode Genetics (a)	2,318
	Drugs for Heart Attack, Asthma & Vascular Disease
1,249,999	Perlegen Sciences (a)(c)	362
	Large Scale Gene Sequencing
359,944	MicroDose Technologies (a)(c)	324
	Drug Inhaler Development
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	188
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	97
	High Throughput Rational Drug Design
		313,976
	> Medical Supplies 1.8%
1,090,000	Henry Schein (a)	56,211
	Largest Distributor of Healthcare Products
1,200,000	Owens & Minor	54,828
	Distribution of Medical Supplies
2,200,000	QIAGEN (Netherlands) (a)	44,286
	Life Science Company; DNA/RNA Purification
486,000	Techne (a)	37,612
	Cytokines, Antibodies & Other Reagents for Life Science
1,250,000	ICU Medical (a)(b)	28,600
	Intravenous Therapy Products
700,000	Cooper	26,005
	Contact Lens Manufacturer
790,000	Meridian Biosciences	21,267
	Niche Diagnostics/Life Science Company
400,000	Idexx Laboratories (a)	19,496
	Diagnostic Equipment & Services for Veterinarians
500,000	Immucor (a)	12,940
	Automated Blood Typing
375,000	Luminex (a)	7,706
	Instrument/Consumables Supplier
		308,951
	> Pharmaceuticals 0.6%
1,115,000	Cephalon (a)	74,359
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
4,000,000	QLT (a)(b)	13,720
	Specialty Pharmaceuticals for Ophthalmology & Dermatology

Number of Shares		Value (000)
2,456,700	United Drug (Ireland)	$13,654
	Irish Pharmaceutical Wholesaler & Outsourcer
		101,733
Health Care: Total		1,497,252
Other Industries 4.3%
	> Real Estate 2.8%
3,150,000	Gaylord Entertainment (a)(b)	75,474
	Convention Hotels
860,000	Federal Realty Investment Trust	59,340
	Shopping Centers
650,000	SL Green Realty	53,768
	Manhattan Office Buildings
1,320,000	General Growth Properties	46,240
	Regional Shopping Malls
635,000	Macerich Company	39,452
	Regional Shopping Malls
1,188,000	Forest City Enterprises, Class B (b)	38,313
	Commercial & Residential Property Developer
850,000	Digital Realty Trust	34,773
	Technology-focused Office Buildings
1,360,000	BioMed Realty Trust	33,361
	Life Science-focused Office Buildings
900,000	American Campus Communities	25,056
	Student Housing
715,000	Corporate Office Properties	24,546
	Office Buildings
1,720,000	Kite Realty Group (b)	21,500
	Community Shopping Centers
1,900,000	DiamondRock Hospitality	20,691
	Hotel Owner
8,200	Kenedix (Japan)	10,039
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (a)(c)(d)	—
	Self Storage Properties
		482,553
	> Transportation 1.2%
3,000,000	JB Hunt Transport Services	99,840
	Truck & Intermodal Carrier
3,000,000	Heartland Express	44,730
	Regional Trucker
38,000,000	Jiangsu Expressway (China)	31,142
	Chinese Toll Road Operator
1,550,000	Rush Enterprises (a)(b)	18,616
	Truck Distribution
5,000,000	China Shipping Development (China)	15,005
	China's Dominant Shipper for Oil & Coal
		209,333
	> Regulated Utilities 0.3%
1,800,000	Northeast Utilities	45,954
	Regulated Electric Utility
		45,954
Other Industries: Total		737,840
Total Equities: 97.5% (Cost: $12,176,149)		16,841,037

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Principal Amount (000)		Value (000)
Short-Term Obligations 2.8%
	> Commercial Paper 2.7%
$50,000	IBM International (e) 2.05% Due 7/01/08	$50,000
	Nestle Capital: (e)
46,000	2.04% Due 7/03/08	45,995
40,000	2.14% Due 7/02/08	39,998
	General Electric Capital:
46,000	1.95% Due 7/07/08	45,985
40,000	2.00% Due 7/11/08	39,978
	Toyota Motor Credit:
45,000	2.10% Due 7/08/08	44,982
35,000	2.10% Due 7/10/08	34,982
45,000	AT&T (e) 2.19% Due 7/14/08	44,964
43,000	Walgreen (e) 2.27% Due 7/09/08	42,978
43,000	Dupont Ei De Nemours (e) 2.15% Due 7/31/08	42,923
35,000	United Parcel Service (e) 2.02% Due 7/09/08	34,984
		467,769
	> Repurchase Agreement 0.1%
13,001	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/23, market value $13,266 (repurchase proceeds $13,002)	13,001
		13,001
Total Short-Term Obligations: (Amortized Cost: $480,770)		480,770
Total Investments: 100.3% (Cost: $12,656,919)(f)(g)		17,321,807
Cash and Other Assets Less Liabilities: (0.3)%		(47,608)
Total Net Assets: 100%		$17,274,199

ADR = American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
Actuate	5,000,000	-	1,657,000	3,343,000	$13,071	$-
Administaff	2,025,000	-	-	2,025,000	56,477	446
AFC Enterprises	1,800,000	-	-	1,800,000	14,382	-
AmeriCredit	7,235,000	-	-	7,235,000	62,366	-
Array Biopharma	2,660,000	250,000	-	2,910,000	13,677	-
Bally Technologies	3,150,000	250,000	-	3,400,000	114,920	-
Barrier Therapeutics*	1,780,000	-	1,780,000	-	-	-
Belden CDT*	2,280,000	75,000	230,000	2,125,000	71,995	224
BOK Financial	3,500,000	-	-	3,500,000	187,075	1,488
CAI International	1,500,000	-	-	1,500,000	26,100	-
Carrizo Oil & Gas	1,656,000	44,000	-	1,700,000	115,753	-
Chattem	1,010,000	-	-	1,010,000	65,701	-
Christopher & Banks	2,800,000	-	-	2,800,000	19,040	336
Clarcor	3,500,000	-	-	3,500,000	122,850	560
Cogent Communications	2,836,000	664,000	-	3,500,000	46,900	-
Collagenex Pharmaceuticals*	1,200,000	-	1,200,000	-	-	-
Donaldson	4,200,000	-	-	4,200,000	187,488	924
Drew Industries	1,378,000	-	-	1,378,000	21,979	-
Epicor	3,500,000	-	-	3,500,000	24,185	-
Eresearch Technology	3,000,000	-	-	3,000,000	52,320	-
ESCO Technologies	2,200,000	-	-	2,200,000	103,224	-
Excel Technology	735,000	-	75,223	659,777	14,726	-
FARO Technologies	1,044,000	116,000	-	1,160,000	29,197	-
First Mutual Bancshares*	400,000	-	400,000	-	-	-
Forest City Enterprises, Class B	1,398,000	-	210,000	1,188,000	38,313	218
Forward Air	1,900,000	-	-	1,900,000	65,740	266
Fugro	3,900,000	88,636	-	3,988,636	340,685	7,601
Gaiam	1,200,000	-	-	1,200,000	16,212	-
Gaylord Entertainment	2,180,000	970,000	-	3,150,000	75,474	-
General Communications	2,241,000	759,000	-	3,000,000	20,610	-
Gibraltar Industries*	2,860,000	-	2,860,000	-	-	60
Glacier Bancorp*	4,246,000	-	2,000,000	2,246,000	35,914	941
H&E Equipment Services	600,000	1,900,000	-	2,500,000	30,050	-
Hackett Group	4,600,000	-	-	4,600,000	26,404	-
Helen of Troy	1,900,000	-	-	1,900,000	30,628	-
Herman Miller	4,000,000	-	-	4,000,000	99,560	704
ICU Medical	1,250,000	-	-	1,250,000	28,600	-
iGate	5,000,000	-	-	5,000,000	40,650	-
II-VI	2,400,000	-	-	2,400,000	83,808	-
Informatica	4,095,000	1,605,000	-	5,700,000	85,728	-
Interline Brands	1,700,000	-	-	1,700,000	27,081	-
ITT Educational Services	2,000,000	200,000	-	2,200,000	181,786	-
IXYS	1,905,000	130,000	-	2,035,000	24,298	-
Kaydon	1,696,000	104,000	-	1,800,000	92,538	540
Kenexa	2,425,000	-	-	2,425,000	45,687	-
Kite Realty Group	1,720,000	-	-	1,720,000	21,500	705
Knoll	3,400,000	400,000	-	3,800,000	46,170	912
Littelfuse	1,420,000	-	-	1,420,000	44,801	-
Marchex*	1,700,000	-	1,700,000	-	-	54
Marlin Business Services	1,100,000	-	9,000	1,091,000	7,561	-
MB Financial	1,240,000	720,000	-	1,960,000	44,041	619
McGrath Rentcorp	1,700,000	300,000	-	2,000,000	49,180	706
Meadowbrook Insurance Group	2,000,000	-	82,692	1,917,308	10,162	80
Mine Safety Appliances	1,814,000	236,000	-	2,050,000	81,980	891
Mobile Mini	1,750,000	-	-	1,750,000	35,000	-
Nara Bancorp	-	1,700,000	-	1,700,000	18,241	73
Navigant Consulting	2,500,000	-	-	2,500,000	48,900	-
Nektar Therapeutics	1,650,000	3,675,000	-	5,325,000	17,839	-

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
Neurogen	2,300,000	470,000	-	2,770,000	$2,853	$-
Orthofix International*	1,330,000	113,000	667,970	775,030	22,437	-
Oxford Industries	1,069,000	-	-	1,069,000	20,471	385
Pharmacopeia	1,675,000	325,000	-	2,000,000	7,660	-
Pinnacle Entertainment	4,050,000	-	-	4,050,000	42,485	-
Pool	2,890,000	-	-	2,890,000	51,326	723
Princeton Review	2,550,000	-	-	2,550,000	17,238	-
QLT	4,000,000	-	-	4,000,000	13,720	-
Quality Systems	1,510,000	840,000	400,000	1,950,000	57,096	923
Radiant Systems	2,500,000	550,000	-	3,050,000	32,727	-
Red Robin Gourmet Burgers	1,000,000	-	-	1,000,000	27,740	-
Rush Enterprises	956,000	594,000	-	1,550,000	18,616	-
Saga Communications	1,400,000	-	-	1,400,000	7,014	-
Salem Communications	1,541,000	-	-	1,541,000	3,036	-
Sanmina-SCI*	29,500,000	-	5,250,000	24,250,000	31,040	-
Seattle Genetics	3,720,000	250,000	-	3,970,000	33,586	-
Shuffle Master*	2,430,000	-	1,380,000	1,050,000	5,187	-
SkillSoft - ADR	9,500,000	-	-	9,500,000	85,880	-
Smart Balance	1,500,000	3,100,000	-	4,600,000	33,166	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	2,736	-
Supertex	900,000	135,000	-	1,035,000	24,157	-
Switch & Data Facilities	2,000,000	-	-	2,000,000	33,980	-
TW Telecom	8,000,000	100,000	-	8,100,000	129,843	-
TriCo Bancshares	900,000	300,000	-	1,200,000	13,140	312
TrueBlue	2,300,000	-	-	2,300,000	30,383	-
Universal Technical Institute	1,500,000	-	-	1,500,000	18,690	135
Vail Resorts	2,390,000	-	-	2,390,000	102,364	-
Viad	1,453,000	47,000	-	1,500,000	38,685	120
Vital Signs	870,000	-	-	870,000	49,398	183
Voyager Learning	2,000,000	-	-	2,000,000	10,900	-
Watsco	2,375,000	-	275,000	2,100,000	87,780	2,019
West Bancorporation	1,312,000	-	254,939	1,057,061	9,196	402
West Coast Bancorp	1,437,000	-	600,000	837,000	7,257	307
World Acceptance	1,675,000	-	-	1,675,000	56,397	-
Total of Affiliated Transactions	242,812,000	21,010,636	21,031,824	242,790,812	$4,306,751	$23,857

*  At June 30, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2008, was $3,633,643 and $4,306,751, respectively. Investments in affiliate companies represented 24.9% of the Fund's total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $971, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Perlegen Sciences	3/30/01	1,249,999	$4,500	$362
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	187,500	7,500	188
MicroDose Technologies	11/24/00	359,944	2,005	324
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	96,644	280	97
Security Capital European Realty	8/20/98	37,407	205	-
			$14,490	$971

(d)  Security has no value.

(e)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities had an aggregate value of $301,842, which represented 1.7% of net assets.

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(f)  At June 30, 2008, for federal income tax purposes cost of investments was $12,656,919 and net unrealized appreciation was $4,664,888 consisting of gross unrealized appreciation of $6,542,872 and gross unrealized depreciation of $1,877,984.

(g)  On June 30, 2008, the market value of foreign securities represented 9.17% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$488,874	2.83%
Japan	167,859	0.97
Canada	126,712	0.73
Chile	90,870	0.53
Sweden	75,809	0.44
United Kingdom	72,091	0.42
Germany	69,829	0.40
China	65,985	0.38
France	62,969	0.36
Greece	40,844	0.24
Hong Kong	36,551	0.21
South Africa	36,364	0.21
	Value	Percent
Denmark	$36,144	0.21%
India	33,713	0.19
Israel	32,527	0.19
Ireland	31,178	0.18
Australia	31,060	0.18
Switzerland	23,611	0.14
Singapore	20,315	0.12
Taiwan	17,026	0.10
Italy	13,945	0.08
Spain	9,636	0.06
Luxembourg	—	—
Total Foreign Portfolio	$1,583,912	9.17%

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Europe
> Netherlands
Aalberts Industries	1,947,042	1,992,322
Fugro	1,406,155	1,438,113
SBM Offshore	475,300	486,892
> United Kingdom
Capita Group	0	2,650,000
Detica	3,000,000	4,000,000
Informa Group	3,300,000	4,500,000
Intermediate Capital	0	328,630
Intertek Testing	2,250,506	2,430,000
Northgate	2,500,000	3,750,000
Rotork	1,200,000	1,300,000
> Germany
Hypo Real Estate Holding	0	675,000
Rational	160,000	185,000
> Sweden
Hexpol	0	1,078,950
> Finland
Ramirent	0	1,640,000
Stockmann	680,000	910,000
> Ireland
Paddy Power	600,000	761,300
> Poland
ING Bank Slaski	0	96,293
> Spain
Prisa	1,598,363	1,840,000
> Norway
Kongsberg Automotive	2,774,800	3,014,800
Asia
> Japan
Asics	1,849,800	2,524,800
Glory	0	600,000
Hamamatsu Photonics	384,500	580,000
Hitachi Construction Machinery	0	380,000
Kamigumi	1,700,000	3,000,000
Olympus	390,000	620,000
Tamron	387,500	785,000

	Number of Shares
	03/31/08	06/30/08
> China
Hopewell Highway Infrastructure	25,000,000	30,000,000
RexCapital Finance	0	82,654,300
TPV Technology	21,750,000	36,250,000
ZhongDe Waste Technology	0	282,500
> Singapore
CDL Hospitality Trust	4,679,000	22,920,000
Mapletree Logistics	32,136,100	45,768,300
OLAM	10,000,000	11,000,000
> India
JSW Steel	40,705	296,320
> Hong Kong
Hong Kong Aircraft Engineering	1,000,000	1,324,600
NagaCorp	0	50,000,000
Other Countries
> United States
Bristow	0	64,104
> Australia
Perpetual Trustees	700,000	800,000
Sino Gold	6,300,000	7,140,000
> Canada
CCL	593,000	670,000
Horizon North Logistics	1,241,000	1,790,000
UTS Energy	0	1,483,700
Xtreme Coil Drilling	0	328,100
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	0	1,193,313
> New Zealand
Sky City Entertainment	5,932,812	6,102,440
Latin America
> Brazil
Porto Seguro	2,400,000	3,000,000
> Mexico
Urbi Desarrollos Urbanos	7,000,000	8,310,700

See accompanying notes to financial statements.

	Number of Shares
	03/31/08	06/30/08
Sales
Europe
> Netherlands
OPG Groep	140,852	0
Smit Internationale	686,800	419,934
Wavin	1,525,000	1,497,493
> United Kingdom
Expro International Group	1,800,000	390,000
Taylor Nelson Sofres	7,037,600	3,456,000
> France
Carbone Lorraine	534,000	427,200
Eurofins Scientific	201,202	157,000
Iliad	501,000	250,000
SES Global	3,000,000	2,019,000
> Switzerland
Burckhardt Compression	115,000	100,000
Nobel Biocare Holding	75,000	0
Synthes	150,000	0
> Sweden
Hexagon	3,846,000	3,572,900
> Ireland
United Drug	9,126,659	8,040,094
> Poland
Central European Distribution	430,000	366,000
> Czech Republic
Komercni Banka	140,000	98,200
Asia
> Japan
Casio Computer	1,950,000	840,000
Hoya	800,000	400,000
Unicharm PetCare	844,000	689,000
> China
Sohu.com	400,000	0
Travelsky Technology	20,910,000	18,816,800

	Number of Shares
	03/31/08	06/30/08
Other Countries
> Canada
RONA	688,000	0
Latin America
> Brazil
BM&F	1,010,100	0
> Mexico
Megacable	4,000,000	0

GDR=Global Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 94.7%
Europe 44.8%
	> Netherlands 8.3%
1,438,113	Fugro	$122,835
	Oilfield Services
1,566,533	Koninklijke TenCate (a)	55,914
	Advanced Textiles & Industrial Fabrics
2,095,000	Imtech	49,246
	Engineering & Technical Services
419,934	Smit Internationale	40,992
	Harbor & Offshore Towage & Marine Services
1,992,322	Aalberts Industries	37,642
	Flow Control & Heat Treatment
1,385,000	Unit 4 Agresso (a)	34,715
	Business & Security Software
500,000	Vopak	33,890
	World's Largest Operator of Petroleum & Chemical Storage Terminals
1,088,187	Arcadis	24,672
	Engineering Consultant
486,892	SBM Offshore	17,969
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
800,000	QIAGEN (b)	16,198
	Life Science Company; DNA/RNA Purification
1,497,493	Wavin	12,402
	Largest European Plastic Pipe Systems Company
		446,475
	> United Kingdom 6.5%
2,430,000	Intertek Testing	47,821
	Testing, Inspection & Certification Services
4,500,000	Informa Group	37,018
	Global Publisher & Event Organizer
2,650,000	Capita Group	36,289
	White Collar, Back Office Outsourcing
3,000,000	Smith & Nephew	33,105
	Medical Equipment & Supplies
640,000	Randgold Resources - ADR	29,555
	Gold Mining in Western Africa
1,300,000	Rotork	28,406
	Valve Actuators for Oil & Water Pipelines
4,666,716	RPS Group	27,840
	Environmental Consulting & Planning
3,750,000	Northgate (a)	26,367
	Light Commercial Vehicle Rental Specialist
4,000,000	Detica	21,133
	UK IT Services Company
3,456,000	Taylor Nelson Sofres	15,988
	Market Research
800,000	Tullow Oil	15,218
	Oil & Gas Producer
1,000,000	Keller Group	12,449
	International Ground Engineering Specialist
390,000	Expro International Group	12,421
	Offshore Oilfield Services
328,630	Intermediate Capital	8,883
	European Provider of Mezzanine Capital
		352,493

Number of Shares		Value (000)
	> Germany 6.0%
1,800,000	Rhoen-Klinikum	$57,162
	Health Care Services
575,000	Wincor Nixdorf	40,033
	Retail POS Systems & ATM Machines
300,000	Vossloh	39,110
	Rail Infrastructure & Diesel Locomotives
185,000	Rational	37,312
	Commercial Oven Manufacturer
375,000	Elringklinger	35,537
	Automobile Components
850,000	CTS Eventim	34,059
	Event Ticket Sales
400,000	MPC Muenchmeyer Petersen Capital	21,066
	Alternative Asset Manager
675,000	Hypo Real Estate Holding	19,002
	Real Estate & Public Sector Budget Finance
210,000	Hamburger Hafen und Logistik	16,333
	Terminal Operator at the Hamburg Port
918,000	Takkt	16,174
	Mail Order Retailer of Office & Warehouse Durables
354,500	Deutsche Beteiligungs	8,964
	Private Equity Investment Management
		324,752
	> France 5.9%
2,019,000	SES Global	51,179
	Satellite Broadcasting Services
375,000	Norbert Dentressangle	35,277
	Transport
384,300	Rubis	33,278
	Tank Storage & Liquefied Petroleum Gas Supplier
280,000	Neopost	29,629
	Postage Meter Machines
250,000	Iliad	24,302
	Alternative Internet & Telecoms Provider
427,200	Carbone Lorraine	23,548
	Advanced Industrial Materials
206,000	Pierre & Vacances	21,192
	Vacation Apartment Lets
350,000	April Group	20,494
	Insurance Policy Construction
251,000	Imerys	18,183
	Industrial Minerals Producer
100,000	Ciments Francais	16,388
	Leading French & Emerging Markets Cement Producer
656,700	Trigano	14,558
	Leisure Vehicles & Camping Equipment
157,000	Eurofins Scientific	13,225
	Food Screening & Testing
410,000	Meetic (b)	9,541
	Dating Services
1,156,500	Hi-Media (b)	7,866
	Leading Online Advertiser in Europe
		318,660

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Switzerland 3.2%
525,000	Kuehne & Nagel	$49,876
	Freight Forwarding/Logistics
24,000	Sika	37,778
	Chemicals for Construction & Industrial Applications
250,000	Geberit	36,831
	Plumbing Supplies
100,000	Burckhardt Compression	30,346
	Gas Compression Pumps
17,500	Givaudan	15,641
	Fragrances & Flavors
		170,472
	> Sweden 2.8%
3,572,900	Hexagon	65,259
	Measurement Equipment & Polymers
3,235,000	SWECO	28,469
	Engineering Consultants
10,400,000	Niscayah	22,622
	Commercial Security Installation & Service
580,000	Holmen	17,046
	Integrated Pulp & Paper Manufacturer
2,265,000	Nobia	11,020
	Kitchen Cabinet Manufacturing & Distribution
1,078,950	Hexpol (b)	9,003
	Formulation & Production of Polymers
		153,419
	> Finland 2.2%
1,756,000	Poyry	45,618
	Engineering Consultants
910,000	Stockmann	35,174
	Department Stores in Finland, Baltics & Russia
525,000	Cargotec	18,276
	Cargo & Load Handling Equipment
1,640,000	Ramirent	17,093
	Largest Equipment Rental Company in Scandinavia & Central Eastern Europe
		116,161
	> Ireland 2.1%
1,800,000	IAWS Group	45,061
	Baked Goods
8,040,094	United Drug	44,685
	Irish Pharmaceutical Wholesaler & Outsourcer
761,300	Paddy Power	23,973
	Irish Betting Services
		113,719
	> Italy 1.9%
12,531,048	Ducati Motor (b)	32,297
	Motorcycles & Related Merchandise
9,100,000	CIR	25,145
	Italian Holding Company
1,312,470	GranitiFiandre	14,516
	Innovative Stoneware
5,000,000	Amplifon	13,698
	Hearing Aid Retailer
375,000	Sabaf	10,716
	Supplier to White Goods, Original Equipment Manufacturer

Number of Shares		Value (000)
580,000	Cobra Automotive (b)	$4,274
	Electronic Car Theft Protection
		100,646
	> Greece 1.2%
3,790,000	Intralot	65,042
	Lottery & Gaming Systems & Services
		65,042
	> Russia 1.0%
775,000	Novolipetsk Steel - GDR (b)	44,175
	Vertically Integrated Steel Producer
349,271	RosBusinessConsulting - ADR	11,875
	Financial Information, Media & IT Services in Russia
		56,050
	> Austria 1.0%
1,300,000	Zumtobel	29,679
	Lighting Systems
600,000	Wienerberger	25,194
	Bricks & Clay Roofing Tiles
		54,873
	> Poland 0.9%
366,000	Central European Distribution (b)	27,139
	Vodka Production & Alcohol Distribution
96,293	ING Bank Slaski	18,752
	Polish Universal Bank
		45,891
	> Spain 0.8%
400,000	Red Electrica de Espana	26,041
	Spanish Power Grid
1,840,000	Prisa	19,700
	Leading Spanish-speaking Publisher
		45,741
	> Denmark 0.4%
265,000	Novozymes	23,945
	Industrial Enzymes
		23,945
	> Czech Republic 0.4%
98,200	Komercni Banka	22,967
	Leading Czech Universal Bank
		22,967
	> Norway 0.2%
3,014,800	Kongsberg Automotive (b)	11,720
	Automotive Seating & Component Supplier
		11,720
Europe: Total		2,423,026
Asia 33.0%
	> Japan 16.1%
8,250,000	Kansai Paint	57,106
	Paint Producer in Japan, India, China & Southeast Asia
43,500	Jupiter Telecommunications (b)	33,715
	Largest Cable Service Provider in Japan
840,000	Ibiden	30,535
	Electronic Parts & Ceramics

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Japan—continued
3,200,000	Topcon	$30,317
	Positioning & Medical Instrument
1,580,000	Yusen Air & Sea Service	28,614
	Airfreight Logistics
2,524,800	Asics	27,534
	Footwear & Apparel
885,000	Aeon Mall	26,170
	Suburban Shopping Mall Developer, Owner & Operator
4,000,000	Park24	24,222
	Parking Lot Operator
5,500	Osaka Securities Exchange	23,153
	Osaka Securities Exchange
97,000	Keyence	23,102
	Sensors & Measuring Devices for Automation
1,490,000	FCC	22,929
	Auto/Motorcycle Clutches
578,000	SYSMEX	22,753
	In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer
3,000,000	Kamigumi	22,687
	Port Cargo Handling & Logistics
8,800,000	Kansai Urban Banking	22,127
	Regional Bank
863,200	Kintetsu World Express	22,071
	Airfreight Logistics
18,000	Kenedix	22,037
	Real Estate Investment Management
1,300,000	Ushio	21,241
	Industrial Light Sources
620,000	Olympus	20,962
	Medical Equipment & Cameras
689,000	Unicharm PetCare	20,569
	Pet Food & Pet Toiletries
1,800,000	OSG	20,342
	Consumable Cutting Tools
680,000	Union Tool	19,788
	Precision Drill Bit Manufacturer
950,000	NGK Insulators	18,475
	Ceramic, Power & Electronics Parts
4,000,000	Bank of Fukuoka	18,044
	Regional Bank
1,500	Nippon Building Fund	17,658
	Office REIT
163,700	Nakanishi	17,637
	Dental Tools & Machinery
175,000	Hirose Electric	17,568
	Electrical Connectors
246,000	USS	16,240
	Used Car Auctioneer
10,000	Risa Partners	15,256
	Non-performing Loan & Real Estate Related Investment
580,000	Hamamatsu Photonics	15,048
	Optical Sensors for Medical & Industrial Applications
1,150,000	Suruga Bank	14,956
	Regional Bank
785,000	Tamron	14,823
	Camera Lens Maker

Number of Shares		Value (000)
965,000	T. Hasegawa	$14,677
	Industrial Flavors & Fragrances
509,000	Point	14,572
	Apparel Specialty Retailer
600,000	Glory	14,098
	Currency Handling Systems & Related Equipment
632,500	As One	13,819
	Scientific Supplies Distributor
669,000	Aeon Delight	13,672
	Facility Maintenance & Management
1,600,000	Cosel	13,124
	Industrial Standard Switching Power Supply System
2,200	Fukuoka	11,561
	Diversified REIT in Fukuoka
643,000	Ain Pharmaciez (a)	10,876
	Dispensing Pharmacy/Drugstore Operator
380,000	Hitachi Construction Machinery	10,647
	Construction Machinery
840,000	Casio Computer	9,564
	Micro-consumer Electronic Goods
4,000	Wacom	9,531
	Computer Graphic Illustration Devices
400,000	Hoya	9,248
	Opto-electrical Components & Eyeglass Lenses
380,000	Takata	7,479
	Safety Related Auto Parts
14,000	FullCast (a)	5,096
	Employment Outsourcing
1,650	Japan Pure Chemical	4,910
	Precious Metal Plating Chemicals for Electronics
379	Seven Bank	839
	ATM Processing Services
		871,392
	> China 5.0%
15,718,000	China Shipping Development	47,171
	China's Dominant Shipper for Oil & Coal
55,730,000	Lenovo Group	37,738
	Third Largest PC Vendor Globally
29,648,000	China Green	35,210
	Agricultural Grower & Processor in China
34,614,000	Jiangsu Expressway	28,367
	Chinese Toll Road Operator
15,300,000	Fu Ji Food & Catering Services	23,743
	Food Catering Service Provider in China
30,000,000	Hopewell Highway Infrastructure	22,739
	Guangdong Tollroad Leading to Hong Kong & Macau
36,250,000	TPV Technology	18,875
	Original Design Manufacturer for LCD Monitor & Flat TV
34,000,000	Xinyu Hengdeli	12,776
	A High-end Watch Retailer in China
18,816,800	Travelsky Technology	12,380
	Online Air Travel Bookings in China
282,500	ZhongDe Waste Technology (b)	11,217
	Solid Municipal Waste & Medical Waste Incinerator Manufacturer

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> China—continued
556,500	VisionChina Media - ADR (b)	$8,832
	Advertising on Digital Screens in China's Mass Transit System
82,654,300	RexCapital Finance (b)	8,268
	Chinese Lottery
14,733,000	Sinotrans	3,628
	Largest Integrated Logistics Player in China
		270,944
	> South Korea 2.8%
135,200	MegaStudy	42,807
	Online Education Service Provider
1,192,000	Woongjin Coway	34,983
	South Korean Household Appliance Rental Service Provider
278,265	Taewoong	26,841
	A Player in the Niche Customized Forging Market
915,000	Sung Kwang Bend	25,892
	A Large Customized Industrial Pipe Fitting Manufacturer
127,700	Mirae Asset Securities	12,513
	Korean Largest Diversified Financial Company
170,000	JVM	6,330
	Automatic Tablet Dispensing & Packaging Systems
262,000	YBM Sisa.com	2,855
	Online Language Educator & Tester
		152,221
	> Singapore 2.8%
10,000,000	Singapore Exchange	50,788
	Singapore Equity & Derivatives Market Operator
22,920,000	CDL Hospitality Trust	29,649
	Singapore Hotel Operator
45,768,300	Mapletree Logistics	28,594
	Asian Logistics Landlord
20,000,000	ComfortDelGro	22,050
	Taxi & Mass Transit Service
11,000,000	OLAM	19,647
	Agriculture Supply Chain Manager
		150,728
	> Taiwan 2.0%
1,995,826	Formosa International Hotels	37,677
	Hotel, Food & Beverage Operation & Hospitality Management Services
7,140,000	President Chain Store	23,758
	Taiwan's Number One Convenience Chain Store Operator
7,004,722	Everlight Electronics	18,093
	LED Packager
7,501,588	Wah Lee Industrial	13,791
	Distributor of Chemicals, Materials & Equipment
1,500,000	GeoVision	8,450
	Taiwan PC-based Video Surveillance Player
2,911,000	Advantech	7,481
	Embedded Computers
		109,250

Number of Shares		Value (000)
	> India 2.0%
750,000	Housing Development Finance	$33,713
	Indian Mortgage Lender
4,450,000	United Phosphorus (b)	28,437
	Off-patent Crop Protection Chemicals
864,498	Asian Paints	23,107
	India's Largest Paint Company
1,000,000	Jain Irrigation Systems	11,389
	Agricultural Micro-irrigation Systems & Food Processing
296,320	JSW Steel	6,231
	Flat Steel Producer in India
205,544	Shree Cement (b)	2,885
	Cement Manufacturer
		105,762
	> Hong Kong 1.9%
3,000,000	Hong Kong Exchanges and Clearing	43,862
	Hong Kong Equity & Derivatives Market Operator
16,950,000	Lifestyle International	23,825
	Mid to High-end Department Store Operator in Hong Kong & China
1,324,600	Hong Kong Aircraft Engineering	20,403
	Aircraft Maintenence, Repair & Overhaul Operator
50,000,000	NagaCorp	13,466
	Monopoly Casino in Central Cambodia
46,000,000	Global Digital Creations (b)	2,124
	Digital Cinema Solution Provider/ Network Operator
		103,680
	> Indonesia 0.4%
15,000,000	Perusahaan Gas Negara (b)	21,150
	Gas Pipeline Operator
		21,150
Asia: Total		1,785,127
Other Countries 11.1%
	> United States 3.6%
645,000	Atwood Oceanics (b)	80,199
	Offshore Drilling Contractor
758,000	FMC Technologies (b)	58,313
	Oil & Gas Wellhead Manufacturer
565,000	Dresser-Rand Group (b)	22,091
	Largest Manufacturer of Compressors
600,000	BioMarin (b)	17,388
	Biotech Focused on Orphan Diseases
370,000	Tesco (b)	11,822
	Developing New Well Drilling Technologies
64,104	Bristow (b)	3,173
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
1,650,000	Decode Genetics (b)	1,518
	Drugs for Heart Attack, Asthma & Vascular Disease
		194,504

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Australia 2.5%
7,140,000	Sino Gold (b)	$39,905
	Gold Mining in The People's Republic of China
3,500,000	Billabong International	36,237
	Action Sports Apparel Brand Manager
800,000	Perpetual Trustees	32,801
	Mutual Fund Management
850,000	Australian Stock Exchange	25,586
	Australian Equity & Derivatives Market Operator
		134,529
	> South Africa 2.3%
1,440,000	Impala Platinum Holdings	56,828
	Platinum Group Metals Mining & Refining
1,560,000	Naspers	34,069
	Media & Education in Africa & Other Emerging Markets
4,299,000	Uranium One (b)	20,236
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
7,600,000	Mr. Price	14,559
	South African Retailer of Apparel, Household Goods & Sporting Goods
		125,692
	> Canada 2.1%
1,860,000	ShawCor	65,666
	Oil & Gas Pipeline Products
670,000	CCL	19,403
	Leading Global Label Manufacturer
850,000	Ivanhoe Mines (b)	9,211
	Copper Mine Project in Mongolia
1,483,700	UTS Energy (b)	8,672
	Operator of Canadian Oil Sands Mines
1,790,000	Horizon North Logistics (b)	5,793
	Provides Diversified Oil Service Offering in Northern Canada
328,100	Xtreme Coil Drilling (b)	3,218
	Land Driller with New Generation Drilling Technology
		111,963
	> Kazakhstan 0.3%
1,193,313	Halyk Savings Bank of Kazakhstan - GDR	18,413
	Largest Retail Bank in Kazakhstan
		18,413
	> New Zealand 0.3%
6,102,440	Sky City Entertainment	14,232
	Casino/Entertainment Complex
		14,232
Other Countries: Total		599,333
Latin America 5.8%
	> Brazil 3.3%
4,300,000	Suzano (b)	69,659
	Brazilian Pulp & Paper Producer
3,000,000	Porto Seguro	34,621
	Auto & Life Insurance

Number of Shares or Principal Amount (000)		Value (000)
3,000,000	Localiza Rent A Car	$33,123
	Car Rental
2,000,000	Bovespa	24,827
	Brazil Equity & Derivatives Exchange
1,500,000	Natura Cosmeticos	15,439
	Direct Retailer of Cosmetics
		177,669
	> Chile 1.4%
1,600,000	Sociedad Quimica y Minera de Chile - ADR	74,560
	Producer of Specialty Fertilizers, Lithium & Iodine
		74,560
	> Mexico 1.1%
8,310,700	Urbi Desarrollos Urbanos (b)	28,728
	Affordable Housing Builder
500,000	Grupo Aeroportuario del Surest - ADR	25,750
	Cancun & Cozumel Airport Operator
6,000,000	Financiera Independencia	8,721
	Mexican Micro-finance Lender
		63,199
Latin America: Total		315,428
Total Equities: 94.7% (Cost: $4,123,564)		5,122,914
Short-Term Obligations 5.0%
	> Commercial Paper 5.0%
$28,300	Novartis Finance (c) 2.30% Due 7/07/08	28,289
28,100	Toyota Motor Credit 2.05% Due 7/01/08	28,100
28,000	United Parcel Service (c) 1.98% Due 7/02/08	27,998
27,800	Chevron Funding 1.93% Due 7/03/08	27,797
27,400	Avon Capital (c) 2.15% Due 7/08/08	27,389
27,400	AT&T (c) 2.23% Due 7/21/08	27,366
27,400	ConocoPhillips (c) 2.12% Due 7/28/08	27,356
25,000	Netjets (c) 2.20% Due 7/09/08	24,988
25,000	Walgreen (c) 2.25% Due 7/10/08	24,986
25,000	General Electric 2.05% Due 7/11/08	24,986
		269,255

See accompanying notes to financial statements.

Principal Amount (000)		Value (000)
	> Repurchase Agreement 0.0%
$582	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 2/15/27, market value $595 (repurchase proceeds $582)	$582
		582
Total Short-Term Obligations: (Amortized Cost: $269,837)		269,837
Total Investments: 99.7% (Cost: $4,393,401)(d)(e)		5,392,751
Cash and Other Assets Less Liabilities: 0.3%		14,776
Total Net Assets: 100%		$5,407,527

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
Ain Pharmaciez	643,000	-	-	643,000	$10,876	$114
FullCast	14,000	-	-	14,000	5,096	-
Kongsberg Automotive *	2,774,800	240,000	-	3,014,800	11,720
Northgate	2,500,000	1,250,000	-	3,750,000	26,367	-
Koninklijke TenCate	1,096,000	470,533	-	1,566,533	55,914	-
Unit 4 Agresso	1,385,000	-	-	1,385,000	34,715	458
Total of Affiliated Transactions	8,412,800	1,960,533	-	10,373,333	$144,688	$572

*  At June 30, 2008, the Fund owned less than five percent or more of the following company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2008, was $181,586 and $144,688, respectively. Investments in affiliate companies represented 2.7% of total net assets at June 30, 2008.

(b)  Non-income producing security.

(c)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities had an aggregate value of $188,372, which represented 3.5% of net assets.

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $4,393,401 and net unrealized appreciation was $999,350 consisting of gross unrealized appreciation of $1,639,172 and gross unrealized depreciation of $639,822.

(e)  On June 30, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,597,286	29.5%
Japanese Yen	871,392	16.1
US Dollar	704,640	13.0
Hong Kong Dollar	354,575	6.6
British Pound	322,938	6.0
Other currencies less than 5% of total net assets	1,541,920	28.5
	$5,392,751	99.7%

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At June 30, 2008, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$468,323	8.7%
Other Industrial Services	376,881	7.0
Machinery	312,074	5.8
Conglomerates	177,056	3.3
Outsourcing Services	130,423	2.4
Electrical Components	104,714	1.9
Construction	90,863	1.7
Steel	50,406	0.9
Industrial Distribution	13,819	0.2
Waste Management	11,218	0.2
	1,735,777	32.1
> Consumer Goods & Services
Other Consumer Services	159,426	3.0
Casinos & Gaming	124,981	2.3
Retail	116,410	2.2
Food & Beverage	104,014	1.9
Leisure Products	76,513	1.4
Other Entertainment	71,736	1.3
Apparel	71,411	1.3
Nondurables	55,411	1.0
Travel	45,503	0.9
Other Durable Goods	45,398	0.8
Consumer Goods Distribution	43,379	0.8
Consumer Electronics	43,262	0.8
Furniture & Textiles	11,020	0.2
	968,464	17.9
> Energy & Minerals
Oil Services	403,500	7.5
Mining	155,735	2.9
Oil Refining, Marketing & Distribution	88,318	1.6
Agricultural Commodities	86,706	1.6
Oil & Gas Producers	23,890	0.4
	758,149	14.0
> Information
Computer Hardware & Related Equipment	94,782	1.8
Financial Processors	94,650	1.8
Publishing	56,718	1.0
Satellite Broadcasting & Services	51,179	0.9
Instrumentation	45,365	0.9
Business Information & Marketing Services	43,827	0.8
Business Software	34,715	0.7
TV Broadcasting	34,069	0.6
CATV	33,715	0.6
Computer Services	33,009	0.6

	Value (000)	Percent
Semiconductors & Related Equipment	$27,341	0.5%
Internet Related	24,302	0.4
Advertising	16,698	0.3
Electronics Distribution	13,791	0.3
	604,161	11.2
> Other Industries
Transportation	248,661	4.6
Real Estate	153,483	2.8
Regulated Utilities	26,041	0.5
	428,185	7.9
> Finance
Banks	135,100	2.5
Brokerage & Money Management	104,691	1.9
Insurance	55,114	1.0
Finance Companies	40,757	0.8
Savings & Loans	33,713	0.6
Closed End Funds	21,066	0.4
	390,441	7.2
> Health Care
Medical Equipment & Devices	100,786	1.9
Health Care Services	57,162	1.1
Pharmaceuticals	44,685	0.8
Biotechnology & Drug Delivery	18,906	0.3
Medical Supplies	16,198	0.3
	237,737	4.4
Total Equities:	5,122,914	94.7
Short-Term Obligations:	269,837	5.0
Total Investments:	5,392,751	99.7
Cash and Other Assets Less Liabilities:	14,776	0.3
Net Assets:	$5,407,527	100.0%

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Information
Bally Technologies	60,600	155,000
Global Payments	468,280	538,280
Mettler Toledo	140,000	155,000
ON Semiconductor	879,750	1,179,750
Zebra Technologies	99,000	184,000
Industrial Goods & Services
Acuity Brands	80,000	145,000
Cytec Industries	0	100,000
Haynes International	0	46,100
Mine Safety Appliances	0	75,000
Consumer Goods & Services
Talbots	0	400,000
Vail Resorts	90,000	190,000
Finance
Berkshire Hills Bancorp	0	138,500
CAI International	22,911	230,000
GATX	0	145,000
Guaranty Bancorp	0	500,000
H&E Equipment Services	175,000	350,000
Lakeland Financial	299,388	424,388
MB Financial	410,025	455,025
SVB Financial Group	0	60,000
Valley National Bancorp	585,000	614,250
ViewPoint Financial	400,000	600,000
Health Care
Auxilium Pharmaceuticals	100,000	125,000
Immucor	0	100,000
Meridian Biosciences	0	105,000
Psychiatric Solutions	90,000	180,000
United Therapeutics	35,000	53,000
Vital Signs	0	60,000
Other Industries
BioMed Realty Trust	0	120,000
Corporate Office Properties	0	85,000
Gaylord Entertainment	122,500	222,500

	Number of Shares
	03/31/08	06/30/08
Sales
Information
Avid Technology	556,500	197,000
CNET Networks	980,000	0
Entravision Communications	1,125,000	975,000
Lions Gate Entertainment	750,000	375,000
Netgear	190,000	0
Tellabs	2,688,200	2,648,900
Industrial Goods & Services
G&K Services	179,000	90,000
Watsco	70,000	0
Consumer Goods & Services
AnnTaylor Stores	224,500	0
Chico's FAS	418,000	0
International Speedway	136,700	0
Scotts Miracle-Gro	266,000	166,000
Speedway Motorsports	185,989	140,500
Universal Technical Institute	310,000	0
Energy & Minerals
FMC Technologies	803,400	733,400
Finance
Centennial Bank	500,000	0
First Busey	215,000	105,928
Old Second Bancorp	220,000	192,700
Health Care
Barrier Therapeutics	505,000	0
BioMarin	600,000	405,000
Lincare Holdings	246,800	126,800
Medicis Pharmaceutical	110,000	0
Orthofix International	118,000	28,000
Other Industries
DiamondRock Hospitality	560,000	325,000

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 98.6%
Information 31.9%
	> Business Software 5.5%
681,400	Micros Systems (a)	$20,776
	Information Systems for Restaurants & Hotels
2,100,000	Novell (a)	12,369
	Directory, Operating System & Identity Management Software
525,000	Blackbaud	11,235
	Software & Services for Non-profits
235,000	ANSYS (a)	11,073
	Simulation Software for Engineers & Designers
570,000	Informatica (a)	8,573
	Enterprise Data Integration Software
230,400	Concur Technologies (a)	7,656
	Web Enabled Cost & Expense Management Software
197,000	Avid Technology (a)	3,347
	Digital Nonlinear Editing Software & Systems
100,000	Quality Systems	2,928
	IT Systems for Medical Groups & Ambulatory Care Centers
		77,957
	> Instrumentation 5.3%
860,000	Flir Systems (a)	34,890
	Infrared Cameras
155,000	Mettler Toledo (a)	14,703
	Laboratory Equipment
368,000	Trimble Navigation (a)	13,138
	GPS-based Instruments
425,000	IPG Photonics (a)	7,994
	Fiber Lasers
45,000	Varian (a)	2,298
	Analytical Instruments
60,000	FARO Technologies (a)	1,510
	Precision Measurement Equipment
		74,533
	> Mobile Communications 4.3%
1,005,000	Crown Castle International (a)	38,924
	Communications Towers
506,000	American Tower (a)	21,378
	Communications Towers in USA & Mexico
88,000	Globalstar (a)	249
	Satellite Mobile Voice & Data Carrier
		60,551
	> Computer Hardware & Related Equipment 3.7%
505,000	II-VI (a)	17,635
	Laser Components
295,600	Amphenol	13,266
	Electronic Connectors
320,000	Nice Systems - ADR (Israel) (a)	9,462
	Audio & Video Recording Solutions
184,000	Zebra Technologies (a)	6,006
	Bar Code Printers
160,000	Belden CDT	5,421
	Specialty Cable

Number of Shares		Value (000)
65,000	Intermec (a)	$1,370
	Bar Code & Wireless LAN Systems
		53,160
	> Semiconductors & Related Equipment 3.6%
710,000	Microsemi (a)	17,878
	Analog/Mixed-signal Semiconductors
1,168,000	Integrated Device Technology (a)	11,610
	Communications Semiconductors
1,179,750	ON Semiconductor (a)	10,818
	Mixed-signal & Power Management Semiconductors
190,000	Littelfuse (a)	5,995
	Little Fuses
189,296	Supertex (a)	4,418
	Mixed-signal Semiconductors
		50,719
	> Telephone Services 2.1%
1,486,000	TW Telecom (a)	23,821
	Fiber Optic Telephone/Data Services
280,000	Cogent Communications (a)	3,752
	Internet Data Pipelines
400,000	PAETEC Holding (a)	2,540
	Telephone/Data Services for Business
		30,113
	> Telecommunications Equipment 2.0%
525,000	Polycom (a)	12,789
	Video Conferencing Equipment
2,648,900	Tellabs (a)	12,318
	Telecommunications Equipment
125,000	Ciena (a)	2,896
	Optical Transport & Broadband Access Equipment
		28,003
	> Financial Processors 1.8%
538,280	Global Payments	25,084
	Credit Card Processor
		25,084
	> Computer Services 1.1%
1,005,500	Hackett Group (a)	5,772
	IT Integration & Best Practice Research
205,000	SRA International (a)	4,604
	Government IT Services
786,000	RCM Technologies (a)(b)	3,388
	Technology & Engineering Services
235,000	iGate (a)	1,910
	IT & Business Process Outsourcing Services
		15,674
	> Internet Related 0.7%
460,000	ValueClick (a)	6,969
	Internet Advertising
381,740	TheStreet.com	2,485
	Financial Information Website Publisher
		9,454
	> Gaming Equipment & Services 0.6%
155,000	Bally Technologies (a)	5,239
	Slot Machines & Software

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Gaming Equipment & Services—continued
100,000	Scientific Games (a)	$2,962
	Lottery Services Provider
98,500	Shuffle Master (a)	487
	Card Shufflers & Casino Games
		8,688
	> TV Broadcasting 0.3%
975,000	Entravision Communications (a)	3,919
	Spanish Language TV & Radio Stations
		3,919
	> Television Programming 0.3%
375,000	Lions Gate Entertainment (a)	3,885
	Film & TV Studio
		3,885
	> Radio 0.2%
300,000	Saga Communications (a)	1,503
	Radio Stations in Small- & Mid-sized Cities
511,100	Salem Communications	1,007
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	804
	Spanish Language Radio Stations
		3,314
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	3,183
	Electronic Manufacturing Services
		3,183
	> Business Information & Marketing Services 0.2%
100,000	Viad	2,579
	Trade Show Services, Travel & Tours
		2,579
Information: Total		450,816
Industrial Goods & Services 15.6%
	> Machinery 10.4%
697,500	Ametek	32,936
	Aerospace/Industrial Instruments
650,300	ESCO Technologies (a)	30,512
	Automatic Electric Meter Readers
373,600	Nordson	27,232
	Dispensing Systems for Adhesives & Coatings
673,600	Pentair	23,589
	Pumps & Water Treatment
394,800	Donaldson	17,624
	Industrial Air Filtration
140,000	MOOG (a)	5,214
	Motion Control Products for Aerospace, Defense & Industrial Markets
75,000	Mine Safety Appliances	2,999
	Safety Equipment
50,000	Kaydon	2,570
	Specialized Friction & Motion Control Products
71,800	Toro	2,389
	Turf Maintenance Equipment

Number of Shares		Value (000)
23,013	Lincoln Electric	$1,811
	Welding Equipment & Consumables
		146,876
	> Outsourcing Services 1.2%
350,000	Quanta Services (a)	11,644
	Electrical & Telecom Construction Services
175,000	Administaff	4,881
	Professional Employer Organization
		16,525
	> Other Industrial Services 1.1%
396,000	American Reprographics (a)	6,593
	Document Management & Logistics
350,000	TrueBlue (a)	4,624
	Temporary Manual Labor
90,000	G&K Services	2,741
	Uniform Rental
200,000	American Commercial Lines (a)	2,186
	Operator/Builder of Inland Barges
		16,144
	> Industrial Materials & Specialty Chemicals 1.0%
100,000	Cytec Industries	5,456
	Aerospace Composites & Specialty Chemicals
50,000	Greif	3,202
	Industrial Packaging
90,000	Albany International	2,610
	Paper Machine Clothing & Advanced Textiles
155,000	Drew Industries (a)	2,472
	RV & Manufactured Home Components
		13,740
	> Waste Management 0.6%
280,875	Waste Connections (a)	8,969
	Solid Waste Management
		8,969
	> Electrical Components 0.5%
145,000	Acuity Brands	6,972
	Commercial Lighting Fixtures
		6,972
	> Construction 0.4%
50,000	Texas Industries	2,807
	Aggregates, Cement & Concrete
140,000	M/I Homes	2,202
	Home Builder
		5,009
	> Industrial Distribution 0.2%
225,000	Interline Brands (a)	3,584
	Industrial Distribution
		3,584
	> Steel 0.2%
46,100	Haynes International (a)	2,653
	Producer of High Performance Alloys
		2,653
Industrial Goods & Services: Total		220,472

See accompanying notes to financial statements.

Number of Shares		Value (000)
Consumer Goods & Services 14.5%
	> Retail 4.1%
398,000	Abercrombie & Fitch	$24,947
	Teen Apparel Retailer
540,000	Urban Outfitters (a)	16,843
	Apparel & Home Specialty Retailer
240,000	J Crew Group (a)	7,922
	Multi-channel Branded Retailer
400,000	Talbots	4,636
	Women's Specialty Retailer
486,250	Christopher & Banks	3,306
	Women's Apparel Retailer
		57,654
	> Apparel 2.7%
950,313	True Religion Apparel (a)	25,326
	Premium Denim
222,200	Coach (a)	6,417
	Designer & Retailer of Branded Leather Accessories
314,200	Oxford Industries	6,017
	Branded & Private Label Apparel
		37,760
	> Other Consumer Services 2.1%
366,000	ITT Educational Services (a)	30,242
	Post-secondary Degree Services
		30,242
	> Other Durable Goods 1.5%
2,078,300	Champion Enterprises (a)	12,158
	Manufactured Homes
287,900	Cavco Industries (a)	9,423
	Higher End Manufactured Homes
		21,581
	> Restaurants 0.7%
337,500	Sonic (a)	4,995
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (a)	4,544
	Casual Dining Restaurant
		9,539
	> Consumer Goods Distribution 0.7%
523,500	Pool	9,297
	Distributor of Swimming Pool Supplies & Equipment
		9,297
	> Furniture & Textiles 0.7%
400,000	Knoll	4,860
	Office Furniture
175,000	Herman Miller	4,356
	Office Furniture
		9,216
	> Leisure Products 0.6%
180,000	Thor Industries	3,827
	RV & Bus Manufacturer
140,500	Speedway Motorsports	2,863
	Motorsports Racetrack Owner & Operator
150,000	Winnebago	1,529
	Premier Motorhome Maker
		8,219

Number of Shares		Value (000)
	> Travel 0.6%
190,000	Vail Resorts (a)	$8,138
	Ski Resort Operator & Developer
		8,138
	> Nondurables 0.3%
166,000	Scotts Miracle-Gro	2,916
	Consumer Lawn & Garden Products
108,000	Jarden (a)	1,970
	Branded Household Products
		4,886
	> Casinos & Gaming 0.3%
455,000	Pinnacle Entertainment (a)	4,773
	Regional Casino Operator
		4,773
	> Food & Beverage 0.2%
90,000	Hansen Natural (a)	2,594
	Alternative Beverages
		2,594
Consumer Goods & Services: Total		203,899
Energy & Minerals 13.8%
	> Oil Services 7.1%
733,400	FMC Technologies (a)	56,421
	Oil & Gas Wellhead Manufacturer
215,000	Atwood Oceanics (a)	26,733
	Offshore Drilling Contractor
115,375	Exterran Holdings (a)	8,248
	Natural Gas Compressor Rental & Fabrication
241,000	Tetra Technologies (a)	5,714
	U.S.-based Service Company with Life of Field Approach
106,000	Tesco (a)	3,387
	Developing New Well Drilling Technologies
		100,503
	> Oil & Gas Producers 5.8%
1,050,000	Quicksilver Resources (a)	40,572
	Natural Gas & Coal Seam Gas Producer
315,000	Carrizo Oil & Gas (a)	21,448
	Explores for Natural Gas & Crude Oil
276,800	Southwestern Energy (a)	13,178
	Oil & Gas Producer
111,200	Equitable Resources	7,680
	Natural Gas Producer & Utility
		82,878
	> Other Resources 0.7%
218,000	Layne Christensen (a)	9,546
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		9,546
	> Oil Refining, Marketing & Distribution 0.2%
50,250	Oneok	2,454
	Natural Gas Distribution, Pipeline Processing & Trading
		2,454
Energy & Minerals: Total		195,381

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Finance 11.5%
	> Banks 4.4%
455,025	MB Financial	$10,225
	Chicago Bank
614,250	Valley National Bancorp	9,687
	New Jersey/New York Bank
424,388	Lakeland Financial	8,097
	Indiana Bank
659,800	TCF Financial	7,937
	Great Lakes Bank
508,000	Pacific Continental	5,583
	Niche Pacific N.W. Bank
280,777	Glacier Bancorp	4,490
	Mountain States Bank
213,600	Associated Banc-Corp	4,120
	Midwest Bank
60,000	SVB Financial Group (a)	2,887
	Bank to Venture Capitalists
165,000	Greene County Bancshares	2,313
	Tennessee Bank
192,700	Old Second Bancorp	2,239
	Illinois Bank
500,000	Guaranty Bancorp (a)	1,800
	Colorado Bank
105,928	First Busey	1,400
	Illinois Bank
90,000	TriCo Bancshares	986
	California Central Valley Community Bank
		61,764
	> Finance Companies 3.6%
482,900	World Acceptance (a)	16,259
	Personal Loans
1,136,500	AmeriCredit (a)	9,797
	Auto Lending
145,000	GATX	6,428
	Rail Car Lessor
350,000	H&E Equipment Services (a)	4,207
	Heavy Equipment Leasing
230,000	CAI International (a)	4,002
	International Container Leasing & Management
130,000	McGrath Rentcorp	3,197
	Temporary Space & IT Rentals
140,000	Aaron Rents	3,126
	Rent to Own
200,000	Electro Rent	2,508
	Test & Measurement Rentals
99,200	Marlin Business Services (a)	687
	Small Equipment Leasing
		50,211
	> Insurance 1.7%
714,500	HCC Insurance Holdings	15,104
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (a)	3,567
	Specialty Insurance
7,000	Markel (a)	2,569
	Specialty Insurance

Number of Shares		Value (000)
75,000	Endurance Specialty Holdings	$2,309
	Commercial Lines Insurance/Reinsurance
		23,549
	> Savings & Loans 1.6%
668,140	People's United	10,423
	Connecticut Savings & Loan
600,000	ViewPoint Financial	8,832
	Texas Thrfit
138,500	Berkshire Hills Bancorp	3,276
	Northeast Thrift
24,700	Anchor Bancorp Wisconsin	173
	Wisconsin Thrift
		22,704
	> Brokerage & Money Management 0.2%
150,000	SEI Investments	3,528
	Mutual Fund Administration & Investment Management
		3,528
Finance: Total		161,756
Health Care 8.9%
	> Biotechnology & Drug Delivery 2.8%
405,000	BioMarin (a)	11,737
	Biotech Focused on Orphan Diseases
53,000	United Therapeutics (a)	5,181
	Biotech Focused on Rare Diseases
100,000	Myriad Genetics (a)	4,552
	Drugs/Diagnostics Hybrid
125,000	Auxilium Pharmaceuticals (a)	4,202
	Biotech Focused on Niche Disease Areas
421,400	Seattle Genetics (a)	3,565
	Antibody-based Therapies for Cancer
545,000	Array Biopharma (a)	2,562
	Drugs for Cancer & Inflammatory Diseases
320,000	Medarex (a)	2,115
	Humanized Antibodies
401,000	Arena Pharmaceuticals (a)	2,081
	Novel Drug Targeting Technology
580,000	Nektar Therapeutics (a)	1,943
	Drug Delivery Technologies
320,000	Pharmacopeia (a)	1,226
	Biotech Company with Broad Early-stage Pipeline
485,000	Decode Genetics (a)	446
	Drugs for Heart Attack, Asthma & Vascular Disease
400,000	Neurogen (a)	412
	Development-stage Biotech Focused on Neurology
500,000	IsoRay (a)	275
100,000	IsoRay - Warrants (a)(c)	5
	Radiology Cancer Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	38
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	19
	High Throughput Rational Drug Design

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
18,181	Metabolex, Series F (a)(c)	$32
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(c)	15
	Cardiovascular Biotech Company
		40,406
	> Health Care Services 2.1%
660,000	PSS World Medical (a)	10,758
	Medical Supplies
137,000	Charles River Laboratories (a)	8,757
	Pharmaceutical Research
180,000	Psychiatric Solutions (a)	6,811
	Behavioral Health Services
126,800	Lincare Holdings (a)	3,601
	Home Health Care Services
		29,927
	> Medical Supplies 1.7%
158,300	Techne (a)	12,251
	Cytokines, Antibodies & Other Reagents for Life Science
200,000	QIAGEN (Netherlands) (a)	4,026
	Life Science Company; DNA/RNA Purification
105,000	Meridian Biosciences	2,827
	Niche Diagnostics/Life Science Company
100,000	Immucor (a)	2,588
	Automated Blood Typing
53,000	Idexx Laboratories (a)	2,583
	Diagnostic Equipment & Services for Veterinarians
		24,275
	> Medical Equipment & Devices 1.4%
105,000	Alexion Pharmaceuticals (a)	7,612
	Biotech Focused on Orphan Diseases
85,000	Illumina (a)	7,404
	Leading Tools & Service Provider for Genetic Analysis
60,000	Vital Signs	3,407
	Anesthesia, Respiratory & Sleep Products
28,000	Orthofix International (a)	811
	Bone Fixation & Stimulation Devices
		19,234
	> Pharmaceuticals 0.9%
145,000	Cephalon (a)	9,670
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
765,000	QLT (a)	2,624
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
		12,294
Health Care: Total		126,136
Other Industries 2.4%
	> Real Estate 1.7%
222,500	Gaylord Entertainment (a)	5,331
	Convention Hotels
100,000	Digital Realty Trust	4,091
	Technology-focused Office Buildings

Number of Shares or Principal Amount (000)		Value (000)
325,000	DiamondRock Hospitality	$3,539
	Hotel Owner
120,000	BioMed Realty Trust	2,944
	Life Science-focused Office Buildings
85,000	Corporate Office Properties	2,918
	Office Buildings
90,000	American Campus Communities	2,506
	Student Housing
150,000	Kite Realty Group	1,875
	Community Shopping Centers
		23,204
	> Transportation 0.7%
524,720	Heartland Express	7,823
	Regional Trucker
180,000	Rush Enterprises (a)	2,162
	Truck Distribution
		9,985
Other Industries: Total		33,189
Total Equities: 98.6% (Cost: $1,128,297)		1,391,649
Short-Term Obligations 1.8%
	> Commercial Paper 1.5%
$7,300	Toyota Motor Credit 1.90% Due 7/01/08	7,300
7,100	United Parcel Service (d) 2.04% Due 7/02/08	7,100
7,100	General Electric Capital 1.90% Due 7/03/08	7,099
		21,499
	> Repurchase Agreement 0.3%
4,250	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/23, market value $4,339 (repurchase proceeds $4,250)	4,250
		4,250
Total Short-Term Obligations: (Amortized Cost: $25,749)		25,749
Total Investments: 100.4% (Cost: $1,154,046)(e)		1,417,398
Cash and Other Assets Less Liabilities: (0.4)%		(5,541)
Total Net Assets: 100%		$1,411,857

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended June 30, 2008, are as follows:

Affiliate	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$3,388	$-

  The aggregate cost and value of this company at June 30, 2008, was $5,636 and $3,388, respectively. Investments in the affiliate company represented 0.2% of total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $109, which represented 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1, Pfd.	9/5/01	37,500	$1,500	$38
Locus Pharmaceuticals, Series B-1, Pfd.	2/8/07	19,329	56	19
Metabolex, Series F	5/11/00	18,181	2,000	32
IsoRay - Warrants	3/21/07	100,000	-	5
Medicure - Warrants	12/22/06	738,060	-	15
			$3,556	$109

(d)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, this security had an aggregate value of $7,100, which represented 0.5% of net assets.

(e)  At June 30, 2008, for federal income tax purposes cost of investments was $1,154,046 and net unrealized appreciation was $263,352 consisting of gross unrealized appreciation of $477,337 and gross unrealized depreciation of $213,985.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Europe
> United Kingdom
Capita Group	0	550,000
Informa Group	825,000	1,200,000
Intermediate Capital	0	41,100
> Netherlands
Aalberts Industries	142,000	145,302
Fugro	180,000	184,090
> Switzerland
Swatch Group	7,500	16,000
> Ireland
IAWS Group	195,000	235,000
Other Countries
> United States
Cephalon	0	53,000
Synthesis Energy Systems	0	164,000
> Israel
Israel Chemicals	0	555,500
Asia
> Japan
Asics	0	235,000
Hitachi Construction Machinery	0	100,000
Ibiden	100,000	138,000
> China
Lenovo Group	11,314,000	11,754,000
RexCapital Finance	0	12,398,100
> Hong Kong
NagaCorp	0	5,250,000

	Number of Shares
	03/31/08	06/30/08
Sales
Europe
> Netherlands
OPG Groep	12,800	0
QIAGEN	185,000	125,000
> Switzerland
Synthes	45,000	35,000
> Ireland
United Drug	1,115,760	1,098,700
> France
SES Global	410,000	405,700
> Sweden
Hexagon	409,200	380,900
Other Countries
> South Africa
Uranium One	400,000	0
> Australia
Sino Gold	1,700,000	680,000
Asia
> Japan
Hoya	215,000	165,000
> China
Jiangsu Expressway	7,760,000	0

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 92.6%
Europe 47.2%
	> United Kingdom 12.3%
1,200,000	Informa Group	$9,871
	Global Publisher & Event Organizer
480,000	Intertek Testing	9,446
	Testing, Inspection & Certification Services
685,000	Smith & Nephew	7,559
	Medical Equipment & Supplies
550,000	Capita Group	7,532
	White Collar, Back Office Outsourcing
41,100	Intermediate Capital	1,111
	European Provider of Mezzanine Capital
		35,519
	> Netherlands 9.9%
184,090	Fugro	15,724
	Oilfield Services
65,000	Vopak	4,406
	World's Largest Operator of Petroleum & Chemical Storage Terminals
89,121	SBM Offshore	3,289
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
145,302	Aalberts Industries	2,745
	Flow Control & Heat Treatment
125,000	QIAGEN (a)	2,531
	Life Science Company; DNA/RNA Purification
		28,695
	> Switzerland 5.3%
67,500	Kuehne & Nagel	6,412
	Freight Forwarding/Logistics
35,000	Synthes	4,824
	Products for Orthopedic Surgery
16,000	Swatch Group	3,998
	Watch & Electronics Manufacturer
		15,234
	> Ireland 4.2%
1,098,700	United Drug	6,106
	Irish Pharmaceutical Wholesaler & Outsourcer
235,000	IAWS Group	5,883
	Baked Goods
		11,989
	> France 3.6%
405,700	SES Global	10,284
	Satellite Broadcasting Services
		10,284
	> Germany 3.4%
225,000	Rhoen-Klinikum	7,145
	Health Care Services
40,000	Wincor Nixdorf	2,785
	Retail POS Systems & ATM Machines
		9,930
	> Sweden 3.2%
380,900	Hexagon	6,957
	Measurement Equipment & Polymers

Number of Shares		Value (000)
1,030,000	Niscayah	$2,241
	Commercial Security Installation & Service
		9,198
	> Greece 2.3%
390,000	Intralot	6,693
	Lottery & Gaming Systems & Services
		6,693
	> Spain 1.2%
55,000	Red Electrica de Espana	3,581
	Spanish Power Grid
		3,581
	> Denmark 1.0%
31,000	Novozymes	2,801
	Industrial Enzymes
		2,801
	> Austria 0.8%
100,000	Zumtobel	2,283
	Lighting Systems
		2,283
Europe: Total		136,207
Other Countries 22.5%
	> Canada 6.9%
59,000	Potash Corp. of Saskatchewan	13,486
	World's Largest Producer of Potash
276,133	Pacific Rubiales Energy (a)(b)	3,600
140,533	Pacific Rubiales Energy (a)	1,851
138,066	Pacific Rubiales Energy-Warrants (a)(b)	945
	Oil Production & Exploration in Colombia
		19,882
	> South Africa 5.2%
250,000	Impala Platinum Holdings	9,866
	Platinum Group Metals Mining & Refining
228,000	Naspers	4,979
	Media & Education in Africa & other Emerging Markets
		14,845
	> United States 4.6%
60,000	Diamond Offshore	8,348
	Contract Driller
53,000	Cephalon (a)	3,535
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
164,000	Synthesis Energy Systems (a)	1,476
	Owner/Operator of Gasification Plants
		13,359
	> Israel 4.5%
555,500	Israel Chemicals	12,944
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		12,944
	> Australia 1.3%
680,000	Sino Gold (a)	3,800
	Gold Mining in The People's Republic of China
		3,800
Other Countries: Total		64,830

See accompanying notes to financial statements.

Number of Shares		Value (000)
Asia 20.0%
	> Japan 11.6%
11,300	Jupiter Telecommunications (a)	$8,758
	Largest Cable Service Provider in Japan
10,500	Nintendo	5,923
	Entertainment Software & Hardware
138,000	Ibiden	5,017
	Electronic Parts & Ceramics
660,000	Kansai Paint	4,568
	Paint Producer in Japan, India, China & Southeast Asia
165,000	Hoya	3,815
	Opto-electrical Components & Eyeglass Lenses
100,000	Hitachi Construction Machinery	2,802
	Construction Machinery
235,000	Asics	2,563
	Footwear & Apparel
		33,446
	> China 5.6%
11,754,000	Lenovo Group	7,959
	Third Largest PC Vendor Globally
2,344,000	China Shipping Development	7,035
	China's Dominant Shipper for Oil & Coal
12,398,100	RexCapital Finance (a)	1,240
	Chinese Lottery
		16,234
	> South Korea 1.1%
114,000	Woongjin Coway	3,346
	South Korean Household Appliance Rental Service Provider
		3,346
	> Hong Kong 1.1%
117,000	Hong Kong Exchanges and Clearing	1,711
	Hong Kong Equity & Derivatives Market Operator
5,250,000	NagaCorp	1,414
	Monopoly Casino in Central Cambodia
		3,125
	> Singapore 0.6%
280,000	Singapore Exchange	1,422
	Singapore Equity & Derivatives Market Operator
110,000	OLAM	196
	Agriculture Supply Chain Manager
		1,618
Asia: Total		57,769

Number of Shares or Principal Amount (000)		Value (000)
Latin America 2.9%
	> Chile 2.9%
180,000	Sociedad Quimica y Minera de Chile - ADR	$8,388
	Producer of Specialty Fertilizers, Lithium & Iodine
		8,388
Latin America: Total		8,388
Total Equities: 92.6% (Cost: $217,785)		267,194
Short-Term Obligations 3.7%
	> Commercial Paper 2.4%
$1,400	General Electric Capital 1.80% Due 7/01/08	1,400
1,400	Toyota Motor Credit 1.90% Due 7/02/08	1,400
1,400	Nestle Capital (c) 2.09% Due 7/07/08	1,400
1,400	Avon Capital (c) 2.15% Due 7/09/08	1,399
1,400	Walgreen (c) 2.25% Due 7/11/08	1,399
		6,998
	> Repurchase Agreement 1.3%
3,728	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 3/31/09, market value $3,807 (repurchase proceeds $3,728)	3,728
		3,728
Total Short-Term Obligations (Amortized Cost: $10,726)		10,726
Total Investments: 96.3% (Cost: $228,511)(d)(e)		277,920
Cash and Other Assets Less Liabilities: 3.7%		10,802
Total Net Assets: 100%		$288,722

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $4,545 which represented 1.57% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	276,133	$1,109	$3,600
Pacific Rubiales Energy-Warrants	7/12/07	138,066	236	945
			$1,345	$4,545

(c)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2008, these securities had an aggregate value of $4,198, which represented 1.5% of net assets.

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $228,511 and net unrealized appreciation was $49,409 consisting of gross unrealized appreciation of $62,374 and gross unrealized depreciation of $12,965.

(e)  On June 30, 2008, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$73,455	25.4%
US Dollar	45,958	15.9
British Pound	35,519	12.3
Japanese Yen	33,446	11.6
Hong Kong Dollar	19,359	6.7
Swiss Franc	15,235	5.3
South African Rand	14,845	5.1
Other currencies less than 5% of total net assets	40,103	14.0
	$277,920	96.3%

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At June 30, 2008, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$28,701	9.9%
Other Industrial Services	15,858	5.5
Conglomerates	14,719	5.1
Outsourcing Services	9,969	3.5
Machinery	2,802	1.0
Electrical Components	2,283	0.8
	74,332	25.8
> Energy & Minerals
Oil Services	27,361	9.5
Mining	27,152	9.4
Oil & Gas Producers	6,396	2.2
Oil Refining, Marketing & Distribution	4,406	1.5
Alternative Energy	1,476	0.5
	66,791	23.1
> Information
Computer Hardware & Related Equipment	10,744	3.8
Satellite Broadcasting & Services	10,284	3.6
Publishing	9,871	3.4
CATV	8,758	3.0
Consumer Software	5,923	2.1
TV Broadcasting	4,979	1.7
Semiconductors & Related Equipment	3,815	1.3
Financial Processors	3,133	1.1
	57,507	20.0

	Value (000)	Percent
> Health Care
Medical Equipment & Devices	$12,383	4.3%
Pharmaceuticals	9,641	3.3
Health Care Services	7,145	2.5
Medical Supplies	2,531	0.9
	31,700	11.0
> Consumer Goods & Services
Casinos & Gaming	9,347	3.2
Food & Beverage	5,883	2.0
Other Durable Goods	3,998	1.4
Other Consumer Services	3,346	1.2
Leisure Products	2,563	0.9
	25,137	8.7
> Other Industries
Transportation	7,035	2.4
Regulated Utilities	3,581	1.2
	10,616	3.6
> Finance
Finance Companies	1,111	0.4
	1,111	0.4
Total Equities:	267,194	92.6
Short-Term Obligations:	10,726	3.7
Total Investments:	277,920	96.3
Cash and Other Assets Less Liabilities:	10,802	3.7
Net Assets:	$288,722	100.0%

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/08	06/30/08
Purchases
Energy & Minerals
Real Goods Solar	0	1,500,000
Synthesis Energy Systems	0	2,350,000
Uranium One (South Africa)	20,363,700	21,178,600
Consumer Goods & Services
Knoll	1,730,000	1,800,000
NagaCorp (Hong Kong)	0	38,651,100
RexCapital Finance (China)	0	8,265,400
Information
Cardtronics	3,269,000	3,350,000
Globalstar	6,982,435	10,592,100
Novell	8,000,000	9,000,000
Sanmina-SCI	37,500,000	45,250,000
WNS - ADR	894,860	1,435,296
Industrial Goods & Services
American Reprographics	1,000,000	1,343,574
Israel Chemicals (Israel)	0	970,000
Mobile Mini	1,000,000	1,250,000
Finance
MF Global	907,120	3,740,000

	Number of Shares
	03/31/08	06/30/08
Sales
Energy & Minerals
Canadian Solar	2,100,000	1,500,000
Potash Corp. of Saskatchewan (Canada)	1,100,000	990,000
Consumer Goods & Services
Harley-Davidson	800,000	600,000
Herman Miller	850,000	0
International Speedway	750,000	0
Universal Technical Institute	1,500,000	1,100,000
Information
Avid Technology	2,350,000	2,000,000
Tellabs	18,000,000	16,748,200
VisionChina Media - ADR (China)	2,850,028	2,700,000
Finance
Conseco	10,200,000	8,400,000
Janus Capital Group	4,000,000	3,700,000
Markel	112,000	55,800

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2008

Number of Shares		Value (000)
		Equities: 99.9%
Energy & Minerals 28.9%
	> Mining 11.7%
990,000	Potash Corp. of Saskatchewan (Canada)	$226,284
	World's Largest Producer of Potash
21,178,600	Uranium One (South Africa) (a)	99,694
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		325,978
	> Oil Services 8.7%
5,550,000	Tetra Technologies (a)(b)	131,590
	U.S.-based Service Company with Life of Field Approach
1,200,000	FMC Technologies (a)	92,316
	Oil & Gas Wellhead Manufacturer
125,000	Diamond Offshore	17,393
	Contract Driller
		241,299
	> Oil & Gas Producers 5.2%
8,316,666	Pacific Rubiales Energy (Canada) (a)(c)	108,440
1,260,834	Pacific Rubiales Energy (Canada) (a)	16,606
2,868,750	Pacific Rubiales Energy-Warrants (Canada) (a)(c)	19,635
	Oil Production & Exploration in Colombia
		144,681
	> Alternative Energy 3.3%
1,500,000	Canadian Solar (a)(b)	60,285
	Solar Cell & Module Manufacturer
2,350,000	Synthesis Energy Systems (a)(b)	21,150
	Owner/Operator of Gasification Plants
1,500,000	Real Goods Solar (a)(b)	9,225
	Residential Solar Energy Installer
		90,660
Energy & Minerals: Total		802,618
Consumer Goods & Services 25.1%
	> Retail 10.4%
1,650,000	Abercrombie & Fitch	103,422
	Teen Apparel Retailer
3,550,000	Safeway	101,352
	Supermarkets
850,000	Costco Wholesale	59,619
	Warehouse Superstores
4,500,000	Chico's FAS (a)	24,165
	Women's Specialty Retailer
		288,558
	> Other Consumer Services 7.5%
2,100,000	ITT Educational Services (a)(b)	173,523
	Post-secondary Degree Services
1,500,000	Career Education (a)	21,915
	Post-secondary Education
1,100,000	Universal Technical Institute (a)(b)	13,706
	Vocational Training
		209,144

Number of Shares		Value (000)
	> Travel 3.0%
3,550,000	Expedia (a)	$65,249
	Online Travel Services Company
2,000,000	Hertz (a)	19,200
	Largest U.S. Rental Car Operator
		84,449
	> Apparel 1.7%
1,600,000	Coach (a)	46,208
	Designer & Retailer of Branded Leather Accessories
		46,208
	> Furniture & Textiles 0.8%
1,800,000	Knoll	21,870
	Office Furniture
		21,870
	> Leisure Products 0.8%
600,000	Harley-Davidson	21,756
	Motorcycles & Related Merchandise
		21,756
	> Food & Beverage 0.5%
9,130,100	Fu Ji Food & Catering Services (China)	14,168
	Food Catering Service Provider in China
		14,168
	> Casinos & Gaming 0.4%
38,651,100	NagaCorp (Hong Kong)	10,410
	Monopoly Casino in Central Cambodia
8,265,400	RexCapital Finance (China)(a)	827
	Chinese Lottery
		11,237
Consumer Goods & Services: Total		697,390
Information 21.4%
	> Mobile Communications 4.6%
2,300,000	American Tower (a)	97,175
	Communications Towers in USA & Mexico
10,592,100	Globalstar (a)(b)	29,976
	Satellite Mobile Voice & Data Carrier
		127,151
	> Business Software 3.1%
9,000,000	Novell (a)	53,010
	Directory, Operating System & Identity Management Software
2,000,000	Avid Technology (a)(b)	33,980
	Digital Nonlinear Editing Software & Systems
		86,990
	> Internet Related 3.1%
9,600,000	SkillSoft - ADR (a)(b)	86,784
	Web-based Learning Solutions (E-Learning)
		86,784
	> Telecommunications Equipment 2.8%
16,748,200	Tellabs (a)	77,879
	Telecommunications Equipment
		77,879

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Contract Manufacturing 2.1%
45,250,000	Sanmina-SCI (a)(b)	$57,920
	Electronic Manufacturing Services
		57,920
	> CATV 2.0%
2,500,000	Discovery Holding (a)	54,900
	CATV Programming
		54,900
	> Advertising 1.5%
2,700,000	VisionChina Media - ADR (China) (a)	42,849
	Advertising on Digital Screens in China's Mass Transit System
		42,849
	> Computer Services 1.1%
1,435,296	WNS - ADR (a)	24,185
	Offshore BPO (Business Process Outsourcing) Services
1,367,000	Hackett Group (a)	7,846
	IT Integration & Best Practice Research
		32,031
	> Financial Processors 1.1%
3,350,000	Cardtronics (a)(b)	29,715
	Operates the World's Largest Network of ATMs
		29,715
Information: Total		596,219
Industrial Goods & Services 11.5%
	> Other Industrial Services 5.1%
1,425,000	Expeditors International of Washington	61,275
	International Freight Forwarder
3,000,000	American Commercial Lines (a)(b)	32,790
	Operator/Builder of Inland Barges
1,250,000	Mobile Mini (a)	25,000
	Portable Storage Units Leasing
1,343,574	American Reprographics (a)	22,370
	Document Management & Logistics
		141,435
	> Outsourcing Services 3.6%
3,000,000	Quanta Services (a)	99,810
	Electrical & Telecom Construction Services
		99,810
	> Waste Management 2.0%
1,500,000	Waste Management	56,565
	U.S. Garbage Collection & Disposal
		56,565
	> Industrial Materials & Specialty Chemicals 0.8%
970,000	Israel Chemicals (Israel)	22,602
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		22,602
Industrial Goods & Services: Total		320,412

Number of Shares or Principal Amount (000)		Value (000)
Finance 9.5%
	> Brokerage & Money Management 5.7%
3,700,000	Janus Capital Group	$97,939
	Manages Mutual Funds
1,600,000	SEI Investments	37,632
	Mutual Fund Administration & Investment Management
3,740,000	MF Global (a)	23,599
	Futures Broker
		159,170
	> Insurance 3.8%
8,400,000	Conseco (a)(b)	83,328
	Life, Long-term Care & Medical Supplement Insurance
55,800	Markel (a)	20,479
	Specialty Insurance
		103,807
Finance: Total		262,977
Other Industries 2.1%
	> Transportation 2.1%
1,750,000	JB Hunt Transport Services	58,240
	Truck & Intermodal Carrier
		58,240
Other Industries: Total		58,240
Health Care 1.4%
	> Pharmaceuticals 1.4%
600,000	Cephalon (a)	40,014
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
		40,014
Health Care: Total		40,014
Total Equities: 99.9% (Cost: $2,268,508)		2,777,870
Short-Term Obligation 0.3%
	> Repurchase Agreement 0.3%
$9,291	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/23, market value $9,479 (repurchase proceeds $9,291)	9,291
Total Short-Term Obligation (Cost: $9,291)		9,291
Total Investments: 100.2% (Cost: $2,277,799)(d)		2,787,161
Cash and Other Assets Less Liabilities: (0.2)%		(6,834)
Total Net Assets: 100%		$2,780,327

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2008, are as follows:

Affiliates	Balance of Shares Held 12/31/07	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/08	Value	Dividend
American Commercial Lines	3,000,000	-	-	3,000,000	$32,790	$-
Avid Technology	2,350,000	-	350,000	2,000,000	33,980	-
Canadian Solar	2,400,000	125,195	1,025,195	1,500,000	60,285	-
CardTronics	2,308,000	1,042,000	-	3,350,000	29,715	-
Conseco	9,700,000	500,000	1,800,000	8,400,000	83,328	-
Globalstar	6,866,316	3,725,784	-	10,592,100	29,976	-
ITT Educational Services	1,300,000	800,000	-	2,100,000	173,523	-
Petro Rubiales Energy (merged into Pacific Rubiales Energy)*	50,000,000	-	50,000,000	-	-	-
Petro Rubiales Energy-Warrants (merged into Pacific Rubiales Energy-Warrants)*	17,212,000	-	17,212,000	-	-	-
Real Goods Solar	-	1,500,000	-	1,500,000	9,225	-
Sanmina-SCI	36,700,000	8,550,000	-	45,250,000	57,920	-
SkillSoft - ADR	9,600,000	-	-	9,600,000	86,784	-
Synthesis Energy Systems	-	2,350,000	-	2,350,000	21,150	-
Tetra Technologies	5,550,000	-	-	5,550,000	131,590	-
Universal Technical Institute	1,500,000	-	400,000	1,100,000	13,706	-
Total of Affiliated Transactions	148,486,816	18,592,979	70,787,695	96,292,100	$763,972	$-

*  At June 30, 2008, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2008, was $872,228 and $763,972, respectively. Investments in affiliate companies represented 27.5% of total net assets at June 30, 2008.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At June 30, 2008, these securities amounted to $128,075, which represented 4.60% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Pacific Rubiales Energy	7/12/07	8,316,666	$37,653	$108,440
Pacific Rubiales Energy-Warrants	7/12/07	2,868,750	4,910	19,635
			$42,563	$128,075

(d)  At June 30, 2008, for federal income tax purposes cost of investments was $2,277,799 and net unrealized appreciation was $509,362 consisting of gross unrealized appreciation of $994,434 and gross unrealized depreciation of $485,072.

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2008

Number of Shares or Principal Amount (000)		Value (000)
	> Stock Funds: 68.8%
2,773,830	Columbia Large Cap Enhanced Core Fund, Class Z	$34,312
2,150,618	Columbia Dividend Income Fund, Class Z	27,571
534,019	Columbia Acorn International, Class Z	20,811
1,025,457	Columbia Marsico Growth Fund, Class Z	20,653
766,138	Columbia Acorn Fund, Class Z	20,226
521,643	Columbia Acorn Select, Class Z	13,604
Total Stock Funds (Cost: $139,455)		137,177
	> Bond Funds: 30.5%
3,561,831	Columbia Intermediate Bond Fund, Class Z	30,418
1,684,659	Columbia U.S. Treasury Index Fund, Class Z	18,380
1,560,980	Columbia Conservative High Yield Fund, Class Z	12,019
Total Bond Funds (Cost: $61,627)		60,817
Short-Term Obligation: 0.6%
	> Repurchase Agreement: 0.6%
$1,195	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/08, due 7/01/08 at 1.800%, collateralized by a U.S. Treasury Obligation, maturing 8/15/11 market value $1,220 (repurchase proceeds $1,195)	1,195
Total Short-Term Obligation (Cost: $1,195)		1,195
Total Investments: 99.9% (Cost: $202,277)(a)		199,189
Cash and Other Assets Less Liabilities: 0.1%		146
Total Net Assets: 100%		$199,335

> Notes to Statements of Investments (dollar values in thousands)

(a)  At June 30, 2008, for federal income tax purposes cost of investments was $202,277 and net unrealized depreciation was $3,088 consisting of gross unrealized appreciation of $3,839 and gross unrealized depreciation of $6,927.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2008	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,023,276	$4,211,815	$1,148,410	$228,511	$1,405,571		$1,195
Affiliated investments, at cost (See Note 4)	3,633,643	181,586	5,636	—	872,228		201,082
Unaffiliated investments, at value	$13,015,056	$5,248,063	$1,414,010	$277,920	$2,023,189		$1,195
Affiliated investments, at value (See Note 4)	4,306,751	144,688	3,388	—	763,972		197,994
Cash	13,386	291	430	1	1		—	*
Foreign currency (cost: Columbia Acorn Fund $1,919; Columbia Acorn International $12,580; Columbia Acorn International Select $11,381; Columbia Acorn Select $107)	1,998	12,979	—	11,094	107		—
Receivable for:
Investments sold	12,704	2,296	2,028	109	7,965		—
Fund shares sold	12,241	7,353	757	937	2,248		689
Dividends and interest	8,565	7,021	512	408	370		—	*
Foreign tax reclaims	291	1,868	—	73	—		—
Expense reimbursement due from Advisor	—	—	—	—	—		26
Trustees' Deferred Compensation Investments	2,976	822	223	—	239		—
Other assets	52	46	—	—	11		—
Total Assets	17,374,020	5,425,427	1,421,348	290,542	2,798,102		199,904
Liabilities:
Payable for:
Investments purchased	56,749	7,773	5,742	949	7,322		—
Fund shares redeemed	21,246	4,181	1,671	418	6,783		296
Management fee	9,661	3,522	1,060	222	1,900		17
Administration fee	567	174	46	9	90		6
12b-1 Service & Distribution fees	2,396	309	112	31	449		78
Reports to shareholders	1,261	289	176	49	323		68
Deferred Trustees' fees	2,976	822	223	34	239		25
Transfer agent fees	4,628	390	428	19	640		44
Trustees' fees	13	1	2	1	1		1
Audit fee	38	39	21	22	21		13
Custody fees	286	400	7	15	7		—
Other liabilities	—	—	3	51	—		21
Total Liabilities	99,821	17,900	9,491	1,820	17,775		569
Net Assets	$17,274,199	$5,407,527	$1,411,857	$288,722	$2,780,327		$199,335
Composition of Net Assets:
Paid in capital	$12,291,082	$4,092,482	$1,205,127	$242,439	$2,242,042		$202,917
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	3,134	40,825	(3,799)	1,759	(19,735)		1,786
Accumulated net realized gain/(loss)	314,977	274,274	(52,823)	(4,609)	48,658		(2,280)
Net unrealized appreciation/(depreciation) on:
Investments	4,664,888	999,350	263,352	49,409	509,362		(3,088)
Foreign currency translations	118	596	—	(276)	—	*	—
Net Assets	$17,274,199	$5,407,527	$1,411,857	$288,722	$2,780,327		$199,335
Net asset value per share – Class A (a)	$25.69	$38.89	$23.97	$30.22	$25.55		$11.66
(Net assets/shares)	($3,630,552/141,310)	($649,297/16,698)	($213,627/8,911)	($57,127/1,890)	($948,316/37,112)		($56,020/4,803)
Maximum offering price per share – Class A (b)	$27.26	$41.26	$25.43	$32.06	$27.11		$12.37
(Net asset value per share/front- end sales charge)	($25.69/0.9425)	($38.89/0.9425)	($23.97/0.9425)	($30.22/0.9425)	($25.55/0.9425)		($11.66/0.9425)
Net asset value and offering price per share – Class B (a)	$24.27	$37.95	$22.66	$28.93	$24.23		$11.70
(Net assets/shares)	($1,016,556/41,877)	($84,337/2,222)	($42,626/1,881)	($10,182/352)	($164,085/6,771)		($60,052/5,132)
Net asset value and offering price per share – Class C (a)	$24.12	$37.80	$22.54	$28.83	$24.11		$11.68
(Net assets/shares)	($1,064,047/44,111)	($135,532/3,586)	($42,404/1,881)	($15,866/550)	($160,040/6,638)		($33,480/2,865)
Net asset value and offering price per share – Class Z (c)	$26.40	$38.97	$24.68	$30.49	$26.08		$11.59
(Net assets/shares)	($11,563,044/437,949)	($4,538,361/116,453)	($1,113,200/45,102)	($205,547/6,741)	($1,507,886/57,823)		($49,783/4,294)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2008

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$63,521	$79,007	$4,037	$3,735	$5,407	$—
Dividend income from affiliates (See Note 4)	23,857	572	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,513
Interest income	9,179	3,969	368	167	1,080	11
	96,557	83,548	4,405	3,902	6,487	2,524
Foreign taxes withheld	(1,633)	(512)	—	(250)	(82)	—
Total Investment Income	94,924	83,036	4,405	3,652	6,405	2,524
Expenses:
Management fee	57,804	20,966	6,233	1,266	11,200	95
Administration fee	3,456	1,053	276	52	538	37
12b-1 Service and Distribution fees:
Class A	4,786	782	277	63	1,224	67
Class B	4,137	343	174	39	643	240
Class C	5,709	706	222	70	845	153
Transfer agent fees:
Class A	1,605	294	87	22	439	40
Class B	975	93	49	12	183	56
Class C	649	85	27	9	113	22
Class Z	2,233	689	291	40	291	20
Custody fees	677	1,701	34	66	55	—
Trustees' fees	443	134	36	6	68	3
Registration & blue sky fees	93	74	36	32	68	28
Reports to shareholders	1,220	366	166	59	318	71
Chief compliance officer expenses (See Note 4)	232	64	19	3	34	2
Other expenses	403	158	56	36	84	19
Total expenses	84,422	27,508	7,983	1,775	16,103	853
Less custody fees paid indirectly	(46)	(1)	(1)	— *	(1)	— *
Less reimbursement of expenses by Investment Advisor	—	—	—	—	—	(154)
Net Expenses	84,376	27,507	7,982	1,775	16,102	699
Net Investment Income/(Loss)	10,548	55,529	(3,577)	1,877	(9,697)	1,825
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	360,790	275,169	(51,054)	(4,997)	54,794	—
Affiliated investments (See Note 4)	(44,513)	—	—	—	(5,793)	(2,427)
Foreign currency transactions	770	(25)	—	641	(16)	—
Distributions from affiliated investment company shares	—	—	—	—	—	947
Net realized gain/(loss)	317,047	275,144	(51,054)	(4,356)	48,985	(1,480)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(1,451,967)	(829,290)	(77,383)	(5,464)	(200,920)	—
Affiliated investments (See Note 4)	(685,065)	(24,330)	(1,234)	—	(23,212)	(9,625)
Foreign currency translations	58	528	—	(490)	—	—
Foreign capital gains tax	—	521	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	(2,136,974)	(852,571)	(78,617)	(5,954)	(224,132)	(9,625)
Net realized and unrealized loss	(1,819,927)	(577,427)	(129,671)	(10,310)	(175,147)	(11,105)
Net Decrease in Net Assets resulting from Operations	$(1,809,379)	$(521,898)	$(133,248)	$(8,433)	$(184,844)	$(9,280)

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$10,548	$45,731	$55,529	$47,827	$(3,577)	$(2,597)
Net realized gain/(loss) on investments and foreign currency transactions	317,047	1,712,094	275,144	513,670	(51,054)	134,988
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(2,136,974)	(335,820)	(852,571)	231,935	(78,617)	(78,587)
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase/(Decrease) from Operations	(1,809,379)	1,422,005	(521,898)	793,432	(133,248)	53,804
Distributions to Shareholders From:
Net investment income – Class A	—	(3,413)	(1,019)	(1,116)	—	—
Net realized gain – Class A	(77,187)	(325,538)	(9,806)	(43,244)	(8,248)	(15,400)
Net investment income – Class B	—	—	— *	— *	—	—
Net realized gain – Class B	(22,988)	(102,379)	(1,332)	(7,707)	(1,747)	(3,468)
Net investment income – Class C	—	—	— *	(2)	—	—
Net realized gain – Class C	(24,101)	(105,787)	(2,146)	(11,335)	(1,740)	(3,257)
Net investment income – Class Z	—	(48,153)	(23,594)	(35,860)	—	—
Net realized gain – Class Z	(239,508)	(960,719)	(68,973)	(359,596)	(41,787)	(72,632)
Total Distributions to Shareholders	(363,784)	(1,545,989)	(106,870)	(458,860)	(53,522)	(94,757)
Share Transactions:
Subscriptions – Class A	322,453	1,059,415	174,931	364,862	24,387	90,692
Distributions reinvested – Class A	70,874	298,039	9,978	40,913	7,538	13,230
Redemptions – Class A	(595,976)	(1,097,778)	(88,178)	(115,689)	(34,220)	(96,876)
Net Increase/(Decrease) – Class A	(202,649)	259,676	96,731	290,086	(2,295)	7,046
Subscriptions – Class B	1,888	14,689	1,697	17,916	59	496
Distributions reinvested – Class B	21,099	93,667	1,209	7,027	1,615	3,174
Redemptions – Class B	(136,818)	(235,941)	(11,496)	(22,565)	(6,427)	(13,338)
Net Increase/(Decrease) – Class B	(113,831)	(127,585)	(8,590)	2,378	(4,753)	(9,668)
Subscriptions – Class C	25,207	110,348	14,834	60,335	1,282	3,126
Distributions reinvested – Class C	19,018	83,502	1,596	8,403	1,523	2,798
Redemptions – Class C	(145,736)	(210,477)	(17,648)	(21,288)	(4,878)	(8,675)
Net Increase/(Decrease) – Class C	(101,511)	(16,627)	(1,218)	47,450	(2,073)	(2,751)
Subscriptions – Class Z	789,248	1,935,968	401,071	996,581	104,698	236,636
Distributions reinvested – Class Z	207,296	863,071	64,911	279,036	37,687	65,865
Redemptions – Class Z	(1,052,537)	(1,814,299)	(315,121)	(495,473)	(98,579)	(272,461)
Net Increase/(Decrease) – Class Z	(55,993)	984,740	150,861	780,144	43,806	30,040
Net Increase/(Decrease) from Share Transactions	(473,984)	1,100,204	237,784	1,120,058	34,685	24,667
Redemption Fees	—	—	183	303	—	—
Total Increase/(Decrease) in Net Assets	(2,647,147)	976,220	(390,801)	1,454,933	(152,085)	(16,286)
Net Assets:
Beginning of period	19,921,346	18,945,126	5,798,328	4,343,395	1,563,942	1,580,228
End of period	$17,274,199	$19,921,346	$5,407,527	$5,798,328	$1,411,857	$1,563,942
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$3,134	$(7,414)	$40,825	$9,909	$(3,799)	$(222)

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$1,877	$500	$(9,697)	$(13,824)	$1,825	$6,445
Net realized gain/(loss) on investments and foreign currency transactions	(4,356)	28,722	48,985	137,328	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	(1,480)	8,935
Net change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,954)	13,014	(224,132)	60,654	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment company shares	—	—	—	—	(9,625)	(1,323)
Net Increase/(Decrease) from Operations	(8,433)	42,236	(184,844)	184,158	(9,280)	14,057
Distributions to Shareholders From:
Net investment income – Class A	—	(150)	—	—	(40)	(2,012)
Net realized gain – Class A	(984)	(2,498)	(25,410)	(25,546)	(337)	(3,166)
Net investment income – Class B	—	—	—	—	—	(2,100)
Net realized gain – Class B	(188)	(655)	(4,641)	(4,903)	(371)	(4,129)
Net investment income – Class C	—	—	—	—	—	(764)
Net realized gain – Class C	(288)	(682)	(4,552)	(4,795)	(201)	(1,608)
Net investment income – Class Z	(281)	(1,618)	—	—	(166)	(1,519)
Net realized gain – Class Z	(3,600)	(10,710)	(39,523)	(33,588)	(301)	(2,094)
Total Distributions to Shareholders	(5,341)	(16,313)	(74,126)	(68,832)	(1,416)	(17,392)
Share Transactions:
Subscriptions – Class A	18,579	26,720	72,543	353,434	12,131	10,451
Distributions reinvested – Class A	901	2,409	23,382	23,371	346	4,734
Redemptions – Class A	(8,609)	(7,228)	(171,445)	(257,380)	(6,631)	(19,044)
Net Increase/(Decrease) – Class A	10,871	21,901	(75,520)	119,425	5,846	(3,859)
Subscriptions – Class B	271	2,760	386	3,529	2,068	4,269
Distributions reinvested – Class B	170	583	4,148	4,372	341	5,698
Redemptions – Class B	(1,545)	(2,545)	(22,118)	(36,416)	(6,508)	(13,592)
Net Increase/(Decrease) – Class B	(1,104)	798	(17,584)	(28,515)	(4,099)	(3,625)
Subscriptions – Class C	4,498	5,815	3,255	44,306	11,467	4,372
Distributions reinvested – Class C	247	579	3,639	3,773	187	2,127
Redemptions – Class C	(1,240)	(1,469)	(26,611)	(32,811)	(3,336)	(6,502)
Net Increase/(Decrease) – Class C	3,505	4,925	(19,717)	15,268	8,318	(3)
Subscriptions – Class Z	31,752	70,464	213,461	874,944	19,128	6,608
Distributions reinvested – Class Z	1,769	5,636	29,748	25,110	437	3,354
Redemptions – Class Z	(21,342)	(21,559)	(176,250)	(274,110)	(3,127)	(4,141)
Net Increase/(Decrease) – Class Z	12,179	54,541	66,959	625,944	16,438	5,821
Net Increase/(Decrease) from Share Transactions	25,451	82,165	(45,862)	732,122	26,503	(1,666)
Redemption Fees	28	31	—	—	—	—
Total Increase/(Decrease) in Net Assets	11,705	108,119	(304,832)	847,448	15,807	(5,001)
Net Assets:
Beginning of period	277,017	168,898	3,085,159	2,237,711	183,528	188,529
End of period	$288,722	$277,017	$2,780,327	$3,085,159	$199,335	$183,528
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$1,759	$163	$(19,735)	$(10,038)	$1,786	$167

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	11,966	34,304	4,294	8,200	962	3,109
Shares issued in reinvestment and capital gains – Class A	2,639	10,082	248	931	302	475
Less shares redeemed – Class A	(22,274)	(35,563)	(2,189)	(2,608)	(1,353)	(3,347)
Net Increase/(Decrease) – Class A	(7,669)	8,823	2,353	6,523	(89)	237
Subscriptions – Class B	75	501	43	410	3	18
Shares issued in reinvestment and capital gains – Class B	831	3,332	31	164	68	119
Less shares redeemed – Class B	(5,407)	(7,999)	(293)	(523)	(270)	(478)
Net Increase/(Decrease) – Class B	(4,501)	(4,166)	(219)	51	(199)	(341)
Subscriptions – Class C	995	3,792	374	1,389	52	113
Shares issued in reinvestment and capital gains – Class C	754	2,987	41	196	65	105
Less shares redeemed – Class C	(5,800)	(7,188)	(454)	(487)	(205)	(312)
Net Increase/(Decrease) – Class C	(4,051)	(409)	(39)	1,098	(88)	(94)
Subscriptions – Class Z	28,508	61,171	9,836	22,406	4,031	7,861
Shares issued in reinvestment and capital gains – Class Z	7,509	28,499	1,609	6,321	1,466	2,304
Less shares redeemed – Class Z	(38,418)	(57,473)	(7,797)	(11,085)	(3,814)	(9,118)
Net Increase/(Decrease) – Class Z	(2,401)	32,197	3,648	17,642	1,683	1,047
Net Increase/(Decrease) in Shares of Beneficial Interest	(18,622)	36,445	5,743	25,314	1,307	849

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2008	2007	2008	2007	2008	2007
Subscriptions – Class A	620	867	2,820	12,257	1,004	805
Shares issued in reinvestment and capital gains – Class A	30	75	901	810	29	380
Less shares redeemed – Class A	(289)	(230)	(6,690)	(8,919)	(555)	(1,469)
Net Increase/(Decrease) – Class A	361	712	(2,969)	4,148	478	(284)
Subscriptions – Class B	9	93	16	129	173	328
Shares issued in reinvestment and capital gains – Class B	6	19	168	159	29	456
Less shares redeemed – Class B	(55)	(86)	(909)	(1,320)	(541)	(1,046)
Net Increase/(Decrease) – Class B	(40)	26	(725)	(1,032)	(339)	(262)
Subscriptions – Class C	157	194	133	1,601	952	338
Shares issued in reinvestment and capital gains – Class C	9	19	148	138	15	170
Less shares redeemed – Class C	(44)	(49)	(1,092)	(1,197)	(277)	(502)
Net Increase/(Decrease) – Class C	122	164	(811)	542	690	6
Subscriptions – Class Z	1,051	2,248	8,135	29,644	1,607	511
Shares issued in reinvestment and capital gains – Class Z	58	176	1,123	858	37	271
Less shares redeemed – Class Z	(724)	(696)	(6,737)	(9,406)	(260)	(320)
Net Increase/(Decrease) – Class Z	385	1,728	2,521	21,096	1,384	462
Net Increase/(Decrease) in Shares of Beneficial Interest	828	2,630	(1,984)	24,754	2,213	(78)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$28.87		$29.02		$27.57		$25.93		$22.20		$15.34
Income from Investment Operations
Net investment income/(loss) (a)	0.00	(b)	0.05	(c)	0.05		0.07		(0.05)		(0.07)
Net realized and unrealized gain/(loss)	(2.63)		2.13		3.82		3.20		4.69		6.95
Total from Investment Operations	(2.63)		2.18		3.87		3.27		4.64		6.88
Less Distributions to Shareholders
From net investment income	—		(0.03)		(0.04)		(0.07)		—		—
From net realized gains	(0.55)		(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions to Shareholders	(0.55)		(2.33)		(2.42)		(1.63)		(0.91)		(0.02)
Net Asset Value, End of Period	$25.69		$28.87		$29.02		$27.57		$25.93		$22.20
Total Return (d)	(9.18	)%(e)	7.39	%(f)(g)	14.13	%(f)	12.76	%(f)	21.05	%(f)	44.85%
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.05	%(i)	1.02%		1.02%		1.03%		1.20%		1.33%
Net investment income/(loss) (h)	0.00	%(i)(j)	0.17%		0.17%		0.28%		(0.21)%		(0.36)%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.02%		—
Portfolio turnover rate	10	%(e)	20%		22%		16%		20%		10%
Net assets at end of period (000's)	$3,630,552		$4,300,920		$4,067,868		$3,349,461		$2,669,936		$1,982,260

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Amount represents less than $0.01 per share.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less then 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.39		$27.78		$26.61		$25.19		$21.75		$15.13
Income from Investment Operations
Net investment loss (a)	(0.08)		(0.11	)(b)	(0.13)		(0.11)		(0.22)		(0.18)
Net realized and unrealized gain/(loss)	(2.49)		2.02		3.68		3.09		4.57		6.82
Total from Investment Operations	(2.57)		1.91		3.55		2.98		4.35		6.64
Less Distributions to Shareholders
From net realized gains	(0.55)		(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions to Shareholders	(0.55)		(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Net Asset Value, End of Period	$24.27		$27.39		$27.78		$26.61		$25.19		$21.75
Total Return (c)	(9.46	)%(d)	6.76	%(e)(f)	13.43	%(e)	11.98	%(e)	20.15	%(e)	43.89%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.64	%(h)	1.59%		1.66%		1.72%		1.95%		1.98%
Net investment loss (g)	(0.59	)%(h)	(0.39)%		(0.48)%		(0.42)%		(0.96)%		(1.01)%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.02%		—
Portfolio turnover rate	10	%(d)	20%		22%		16%		20%		10%
Net assets at end of period (000's)	$1,016,556		$1,270,292		$1,404,165		$1,422,580		$1,399,135		$1,221,931

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.25		$27.70		$26.58		$25.18		$21.75		$15.12
Income from Investment Operations
Net investment loss (a)	(0.10)		(0.18	)(b)	(0.17)		(0.13)		(0.22)		(0.18)
Net realized and unrealized gain/(loss)	(2.48)		2.03		3.67		3.09		4.56		6.83
Total from Investment Operations	(2.58)		1.85		3.50		2.96		4.34		6.65
Less Distributions to Shareholders
From net realized gains	(0.55)		(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions to Shareholders	(0.55)		(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Net Asset Value, End of Period	$24.12		$27.25		$27.70		$26.58		$25.18		$21.75
Total Return (c)	(9.54	)%(d)	6.56	%(e)(f)	13.25	%(e)	11.90	%(e)	20.11	%(e)	43.99%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.83	%(h)	1.79%		1.80%		1.82%		1.95%		1.98%
Net investment loss (g)	(0.78	)%(h)	(0.60)%		(0.61)%		(0.51)%		(0.96)%		(1.01)%
Waiver/Reimbursement	—		0.00	%(i)	0.02%		0.02%		0.02%		—
Portfolio turnover rate	10	%(d)	20%		22%		16%		20%		10%
Net assets at end of period (000's)	$1,064,047		$1,312,243		$1,345,520		$1,220,339		$1,083,006		$900,016

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$43.42		$40.07		$33.20		$28.75		$22.45		$15.32
Income from Investment Operations
Net investment income (a)	0.37		0.27		0.23		0.22		0.14		0.10
Net realized and unrealized gain/(loss)	(4.24)		6.52		10.87		5.84		6.31		7.08
Total from Investment Operations	(3.87)		6.79		11.10		6.06		6.45		7.18
Less Distributions to Shareholders
From net investment income	(0.06)		(0.08)		(0.32)		(0.53)		(0.15)		(0.05)
From net realized gains	(0.60)		(3.36)		(3.91)		(1.08)		—		—
Total Distributions to Shareholders	(0.66)		(3.44)		(4.23)		(1.61)		(0.15)		(0.05)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$38.89		$43.42		$40.07		$33.20		$28.75		$22.45
Total Return (c)	(8.96	)%(d)	16.90	%(e)	34.16	%(e)	21.42	%(e)	28.91	%(e)	46.94%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.24	%(g)	1.23%		1.24%		1.30%		1.48%		1.59%
Net investment income (f)	1.81	%(g)	0.60%		0.61%		0.72%		0.61%		0.57%
Waiver/Reimbursement	—		0.00	%(h)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	16	%(d)	28%		31%		27%		40%		40%
Net assets at end of period (000's)	$649,297		$622,901		$313,401		$142,204		$70,582		$52,872

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$42.46		$39.39		$32.71		$28.18		$22.07		$15.11
Income from Investment Operations
Net investment income/(loss) (a)	0.22		0.04		(0.00	)(b)	0.02		(0.04)		(0.02)
Net realized and unrealized gain/(loss)	(4.13)		6.39		10.66		5.73		6.19		6.98
Total from Investment Operations	(3.91)		6.43		10.66		5.75		6.15		6.96
Less Distributions to Shareholders
From net investment income	—		(0.00	)(b)	(0.07)		(0.14)		(0.04)		—
From net realized gains	(0.60)		(3.36)		(3.91)		(1.08)		—		—
Total Distributions to Shareholders	(0.60)		(3.36)		(3.98)		(1.22)		(0.04)		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$37.95		$42.46		$39.39		$32.71		$28.18		$22.07
Total Return (c)	(9.26	)%(d)	16.25	%(e)	33.26	%(e)	20.57	%(e)	27.91	%(e)	46.06%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.85	%(g)	1.81%		1.89%		2.01%		2.27%		2.24%
Net investment income/(loss) (f)	1.13	%(g)	0.08%		(0.01)%		0.08%		(0.18)%		(0.10)%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.02%		—
Portfolio turnover rate	16	%(d)	28%		31%		27%		40%		40%
Net assets at end of period (000's)	$84,337		$103,631		$94,165		$73,572		$54,752		$39,800

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$42.32		$39.35		$32.68		$28.19		$22.06		$15.11
Income from Investment Operations
Net investment loss (a)	0.19		(0.06)		(0.05)		(0.00	)(b)	(0.03)		(0.01)
Net realized and unrealized gain/(loss)	(4.11)		6.39		10.66		5.71		6.20		6.96
Total from Investment Operations	(3.92)		6.33		10.61		5.71		6.17		6.95
Less Distributions to Shareholders
From net investment income	—		(0.00	)(b)	(0.03)		(0.14)		(0.04)		—
From net realized gains	(0.60)		(3.36)		(3.91)		(1.08)		—		—
Total Distributions to Shareholders	(0.60)		(3.36)		(3.94)		(1.22)		(0.04)		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$37.80		$42.32		$39.35		$32.68		$28.19		$22.06
Total Return (c)	(9.31	)%(d)	16.01	%(e)	33.14	%(e)	20.45	%(e)	28.01	%(e)	46.00%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.01	%(g)	1.99%		2.01%		2.09%		2.24%		2.24%
Net investment income/(loss) (f)	0.99	%(g)	(0.14)%		(0.14)%		(0.01)%		(0.15)%		(0.06)%
Waiver/Reimbursement	—		0.00	%(h)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	16	%(d)	28%		31%		27%		40%		40%
Net assets at end of period (000's)	$135,532		$153,416		$99,425		$47,325		$30,547		$22,990

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn USA

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.23		$28.02		$26.52		$24.77		$20.74		$14.18
Income from Investment Operations
Net investment loss (a)	(0.08)		(0.09	)(b)	(0.10)		(0.01)		(0.24)		(0.22)
Net realized and unrealized gain/(loss)	(2.22)		1.01		2.21		3.13		4.41		6.78
Total from Investment Operations	(2.30)		0.92		2.11		3.12		4.17		6.56
Less Distributions to Shareholders
From net realized gains	(0.96)		(1.71)		(0.61)		(1.37)		(0.14)		—
Net Asset Value, End of Period	$23.97		$27.23		$28.02		$26.52		$24.77		$20.74
Total Return (c)	(8.61	)%(d)	3.18	%(e)(f)	7.95	%(e)	12.68	%(e)	20.12	%(e)	46.26%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.28	%(h)	1.25%		1.26%		1.31%		1.51%		1.65%
Net investment loss (g)	(0.67	)%(h)	(0.29)%		(0.35)%		(0.02)%		(1.08)%		(1.26)%
Waiver/Reimbursement	—		0.00	%(i)	0.01%		0.01%		0.02%		—
Portfolio turnover rate	12	%(d)	21%		13%		13%		18%		7%
Net assets at end of period (000's)	$213,627		$245,085		$245,552		$168,922		$112,509		$89,650

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$25.87		$26.87		$25.61		$24.14		$20.36		$14.01
Income from Investment Operations
Net investment loss (a)	(0.16)		(0.25	)(b)	(0.27)		(0.18)		(0.39)		(0.32)
Net realized and unrealized gain/(loss)	(2.09)		0.96		2.14		3.02		4.31		6.67
Total from Investment Operations	(2.25)		0.71		1.87		2.84		3.92		6.35
Less Distributions to Shareholders
From net realized gains	(0.96)		(1.71)		(0.61)		(1.37)		(0.14)		—
Net Asset Value, End of Period	$22.66		$25.87		$26.87		$25.61		$24.14		$20.36
Total Return (c)	(8.87	)%(d)	2.53	%(e)(f)	7.29	%(e)	11.84	%(e)	19.26	%(e)	45.32%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.92	%(h)	1.85%		1.93%		2.00%		2.23%		2.30%
Net investment loss (g)	(1.31	)%(h)	(0.87)%		(1.01)%		(0.72)%		(1.80)%		(1.91)%
Waiver/Reimbursement	—		0.01%		0.02%		0.01%		0.02%		—
Portfolio turnover rate	12	%(d)	21%		13%		13%		18%		7%
Net assets at end of period (000's)	$42,626		$53,820		$65,040		$73,168		$72,643		$66,175

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$25.77		$26.81		$25.59		$24.14		$20.36		$14.01
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.30	)(b)	(0.30)		(0.20)		(0.39)		(0.32)
Net realized and unrealized gain/(loss)	(2.10)		0.97		2.13		3.02		4.31		6.67
Total from Investment Operations	(2.27)		0.67		1.83		2.82		3.92		6.35
Less Distributions to Shareholders
From net realized gains	(0.96)		(1.71)		(0.61)		(1.37)		(0.14)		—
Net Asset Value, End of Period	$22.54		$25.77		$26.81		$25.59		$24.14		$20.36
Total Return (c)	(8.98	)%(d)	2.39	%(e)(f)	7.14	%(e)	11.76	%(e)	19.26	%(e)	45.32%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.07	%(h)	2.03%		2.05%		2.10%		2.23%		2.30%
Net investment loss (g)	(1.46	)%(h)	(1.07)%		(1.14)%		(0.81)%		(1.80)%		(1.91)%
Waiver/Reimbursement	—		0.00	%(i)	0.01%		0.01%		0.02%		—
Portfolio turnover rate	12	%(d)	21%		13%		13%		18%		7%
Net assets at end of period (000's)	$42,404		$50,743		$55,306		$42,844		$39,643		$35,662

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$31.74		$27.68		$20.36		$17.85		$14.45		$10.24
Income from Investment Operations
Net investment income/(loss) (a)	0.19		0.04	(b)	0.03		0.06		(0.00	)(c)	0.03
Net realized and unrealized gain/(loss)	(1.17)		5.91		7.29		2.69		3.43		4.18
Total from Investment Operations	(0.98)		5.95		7.32		2.75		3.43		4.21
Less Distributions to Shareholders
From net investment income	—		(0.12)		—		(0.24)		(0.03)		—
From net realized gains	(0.54)		(1.77)		—		—		—		—
Total Distributions to Shareholders	(0.54)		(1.89)		—		(0.24)		(0.03)		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$30.22		$31.74		$27.68		$20.36		$17.85		$14.45
Total Return (d)	(3.07	)%(e)	21.50	%(f)	35.97	%(f)	15.60	%(f)	23.76	%(f)	41.11	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.47	%(h)	1.49%		1.58%		1.70%		1.75%		1.80%
Net investment income/(loss) (g)	1.28	%(h)	0.11%		0.11%		0.34%		(0.03)%		0.24%
Waiver/Reimbursement	—		0.00	%(i)	0.02%		0.10%		0.37%		0.44%
Portfolio turnover rate	26	%(e)	57%		47%		39%		73%		69%
Net assets at end of period (000's)	$57,127		$48,538		$22,599		$10,219		$4,357		$2,557

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deffered sales charge.

(e)  Not annualized.

(f)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$30.50		$26.73		$19.80		$17.36		$14.12		$10.08
Income from Investment Operations
Net investment income/(loss) (a)	0.08		(0.13	)(b)	(0.12)		(0.03)		(0.10)		(0.06)
Net realized and unrealized gain/(loss)	(1.11)		5.67		7.05		2.61		3.34		4.10
Total from Investment Operations	(1.03)		5.54		6.93		2.58		3.24		4.04
Less Distributions to Shareholders
From net investment income	—		—		—		(0.14)		—		—
From net realized gains	(0.54)		(1.77)		—		—		—		—
Total Distributions to Shareholders	(0.54)		(1.77)		—		(0.14)		—		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$28.93		$30.50		$26.73		$19.80		$17.36		$14.12
Total Return (d)(e)	(3.36	)%(e)	20.69	%(f)	35.00	%(f)	14.97	%(f)	22.95	%(f)	40.08	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.11	%(h)	2.10%		2.25%		2.30%		2.38%		2.45%
Net investment gain/(loss) (g)	0.53	%(h)	(0.45)%		(0.53)%		(0.16)%		(0.66)%		(0.52)%
Waiver/Reimbursement	—		0.01%		0.04%		0.28%		0.58%		0.44%
Portfolio turnover rate	26	%(e)	57%		47%		39%		73%		69%
Net assets at end of period (000's)	$10,182		$11,941		$9,787		$6,594		$5,097		$3,162

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$30.42		$26.70		$19.80		$17.38		$14.14		$10.09
Income from Investment Operations
Net investment gain/(loss) (a)	0.07		(0.20	)(b)	(0.15)		(0.05)		(0.11)		(0.05)
Net realized and unrealized gain/(loss)	(1.12)		5.69		7.05		2.60		3.35		4.10
Total from Investment Operations	(1.05)		5.49		6.90		2.55		3.24		4.05
Less Distributions to Shareholders
From net investment income	—		—		—		(0.13)		—		—
From net realized gains	(0.54)		(1.77)		—		—		—		—
Total Distributions to Shareholders	(0.54)		(1.77)		—		(0.13)		—		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$28.83		$30.42		$26.70		$19.80		$17.38		$14.14
Total Return (d)	(3.43	)%(e)	20.53	%(f)	34.85	%(f)	14.77	%(f)	22.91	%(f)	40.14	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.25	%(h)	2.29%		2.38%		2.45%		2.45%		2.45%
Net investment gain/(loss) (g)	0.52	%(h)	(0.68)%		(0.67)%		(0.30)%		(0.73)%		(0.41)%
Waiver/Reimbursement	—		0.01%		0.02%		0.17%		0.35%		0.44%
Portfolio turnover rate	26	%(e)	57%		47%		39%		73%		69%
Net assets at end of period (000's)	$15,866		$13,023		$7,060		$4,083		$2,543		$3,691

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.89		$26.18		$22.47		$20.83		$18.01		$13.93
Income from Investment Operations
Net investment loss (a)	(0.10)		(0.15)		(0.13)		(0.09)		(0.16)		(0.20)
Net realized and unrealized gain/(loss)	(1.55)		2.50		4.45		2.32		3.42		4.37
Total from Investment Operations	(1.65)		2.35		4.32		2.23		3.26		4.17
Less Distributions to Shareholders
From net investment income	—		—		(0.02)		—		—		—
From net realized gains	(0.69)		(0.64)		(0.59)		(0.59)		(0.44)		(0.09)
Total Distributions to Shareholders	(0.69)		(0.64)		(0.61)		(0.59)		(0.44)		(0.09)
Net Asset Value, End of Period	$25.55		$27.89		$26.18		$22.47		$20.83		$18.01
Total Return (b)	(5.94	)%(c)	8.92	%(d)	19.32	%(d)	10.78	%(d)	18.16	%(d)	29.95%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.22	%(f)	1.19%		1.24%		1.26%		1.47%		1.63%
Net investment loss (e)	(0.77	)(f)	(0.52)%		(0.54)%		(0.42)%		(0.86)%		(1.15)%
Waiver/Reimbursement	—		0.00	%(g)	0.03%		0.03%		0.02%		—
Portfolio turnover rate	14	%(c)	14%		21%		19%		34%		16%
Net assets at end of period (000's)	$948,316		$1,117,941		$940,857		$744,178		$515,842		$264,679

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deffered sales charge.

(c)  Not annualized.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.57		$25.13		$21.71		$20.23		$17.64		$13.73
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.31)		(0.28)		(0.23)		(0.31)		(0.29)
Net realized and unrealized gain/(loss)	(1.48)		2.39		4.29		2.24		3.34		4.29
Total from Investment Operations	(1.65)		2.08		4.01		2.01		3.03		4.00
Less Distributions to Shareholders
From net realized gains	(0.69)		(0.64)		(0.59)		(0.53)		(0.44)		(0.09)
Net Asset Value, End of Period	$24.23		$26.57		$25.13		$21.71		$20.23		$17.64
Total Return (b)	(6.24	)%(c)	8.22	%(d)	18.54	%(d)	10.01	%(d)	17.24	%(d)	29.14%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.85	%(f)	1.79%		1.91%		1.99%		2.26%		2.28%
Net investment loss (e)	(1.39	)%(f)	(1.12)%		(1.21)%		(1.15)%		(1.65)%		(1.80)%
Waiver/Reimbursement	—		0.01%		0.03%		0.03%		0.02%		—
Portfolio turnover rate	14	%(c)	14%		21%		19%		34%		16%
Net assets at end of period (000's)	$164,085		$199,182		$214,260		$206,441		$185,545		$118,064

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Select

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.46		$25.07		$21.69		$20.23		$17.64		$13.73
Income from Investment Operations
Net investment loss (a)	(0.19)		(0.36)		(0.31)		(0.25)		(0.30)		(0.30)
Net realized and unrealized gain/(loss)	(1.47)		2.39		4.28		2.24		3.33		4.30
Total from Investment Operations	(1.66)		2.03		3.97		1.99		3.03		4.00
Less Distributions to Shareholders
From net realized gains	(0.69)		(0.64)		(0.59)		(0.53)		(0.44)		(0.09)
Net Asset Value, End of Period	$24.11		$26.46		$25.07		$21.69		$20.23		$17.64
Total Return (b)	(6.30	)%(c)	8.04	%(d)	18.37	%(d)	9.91	%(d)	17.24	%(d)	29.14%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.02	%(f)	1.98%		2.04%		2.08%		2.25%		2.28%
Net investment loss (e)	(1.56	)%(f)	(1.31)%		(1.34)%		(1.24)%		(1.64)%		(1.80)%
Waiver/Reimbursement	—		0.00	%(g)	0.03%		0.03%		0.02%		—
Portfolio turnover rate	14	%(c)	14%		21%		19%		34%		16%
Net assets at end of period (000's)	$160,040		$197,100		$173,152		$149,160		$110,435		$64,212

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,				Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.31		$12.59	$12.49	$13.11	$12.30	$10.10
Income from Investment Operations
Net investment income (a)	0.13		0.49	0.45	0.39	0.28	0.18
Net realized and unrealized gain/(loss)	(0.70)		0.53	0.84	0.29	0.81	2.15
Total from Investment Operations	(0.57)		1.02	1.29	0.68	1.09	2.33
Less Distributions to Shareholders
From net investment income	(0.01)		(0.51)	(0.47)	(0.39)	(0.25)	(0.13)
From net realized gains	(0.07)		(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions to Shareholders	(0.08)		(1.30)	(1.19)	(1.30)	(0.28)	(0.13)
Net Asset Value, End of Period	$11.66		$12.31	$12.59	$12.49	$13.11	$12.30
Total Return (c)(d)	(4.65	)%(e)	8.19%	10.56%	5.25%	8.92%	23.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.50	%(h)	0.50%	0.50%	0.50%	0.50%	0.57	%(h)
Net investment income (g)	2.15	%(h)	3.75%	3.53%	2.97%	2.23%	1.86	%(h)
Waiver/Reimbursement	0.17	%(h)	0.18%	0.20%	0.15%	0.33%	0.66	%(h)
Portfolio turnover rate	76	%(e)	128%	66%	96%	67%	61%
Net assets at end of period (000's)	$56,020		$53,246	$58,013	$71,034	$77,092	$42,271

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Advisor not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,				Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.38		$12.62	$12.51	$13.14	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.10		0.42	0.38	0.31	0.19	0.10
Net realized and unrealized gain/(loss)	(0.71)		0.54	0.84	0.28	0.83	2.16
Total from Investment Operations	(0.61)		0.96	1.22	0.59	1.02	2.26
Less Distributions to Shareholders
From net investment income	—		(0.41)	(0.39)	(0.31)	(0.17)	(0.04)
From net realized gains	(0.07)		(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions to Shareholders	(0.07)		(1.20)	(1.11)	(1.22)	(0.20)	(0.04)
Net Asset Value, End of Period	$11.70		$12.38	$12.62	$12.51	$13.14	$12.32
Total Return (c)(d)	(4.93	)%(e)	7.71%	9.91%	4.56%	8.27%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	1.00	%(h)	1.00%	1.06%	1.10%	1.18%	1.32	%(h)
Net investment income (g)	1.61	%(h)	3.25%	2.99%	2.39%	1.55%	1.06	%(h)
Waiver/Reimbursement	0.19	%(h)	0.19%	0.23%	0.19%	0.29%	0.66	%(h)
Portfolio turnover rate	76	%(e)	128%	66%	96%	67%	61%
Net assets at end of period (000's)	$60,052		$67,709	$72,367	$78,444	$78,040	$51,501

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,				Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2008		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.37		$12.62	$12.51	$13.13	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.09		0.39	0.36	0.29	0.19	0.11
Net realized and unrealized gain/(loss)	(0.71)		0.53	0.84	0.29	0.81	2.15
Total from Investment Operations	(0.62)		0.92	1.20	0.58	1.00	2.26
Less Distributions to Shareholders
From net investment income	—		(0.38)	(0.37)	(0.29)	(0.16)	(0.04)
From net realized gains	(0.07)		(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions to Shareholders	(0.07)		(1.17)	(1.09)	(1.20)	(0.19)	(0.04)
Net Asset Value, End of Period	$11.68		$12.37	$12.62	$12.51	$13.13	$12.32
Total Return (c)(d)	(5.01	)%(e)	7.36%	9.72%	4.49%	8.13%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	1.25	%(h)	1.25%	1.25%	1.25%	1.25%	1.32	%(h)
Net investment income (g)	1.42	%(h)	3.02%	2.81%	2.21%	1.48%	1.10	%(h)
Waiver/Reimbursement	0.16	%(h)	0.19%	0.23%	0.19%	0.26%	0.66	%(h)
Portfolio turnover rate	76	%(e)	128%	66%	96%	67%	61%
Net assets at end of period (000's)	$33,480		$26,908	$27,375	$28,316	$31,161	$20,087

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Index in relation to predetermined ranges set by the Fund's investment advisor. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently have four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the date of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding the trading of Fund shares as disclosed in the Funds' prospectuses for more information.

The financial highlights for Class Z shares are presented in a separate semi-annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes and have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued. SFAS 157 is effective for the Fund's current fiscal period. Under SFAS 157, various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of June 30, 2008, in valuing each Fund's assets:

	Columbia Acorn Fund*		Columbia Acorn International*
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$15,606,750	$—	$751,832	$—
Level 2 – Other Significant Observable Inputs	1,714,086	—	4,640,919	—
Level 3 – Significant Unobservable Inputs	971	—	—	—
Total	$17,321,807	$—	$5,392,751	$—
	Columbia Acorn USA		Columbia Acorn International Select*
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$1,391,540	$—	$37,083	$—
Level 2 – Other Significant Observable Inputs	25,769	—	240,837	—
Level 3 – Significant Unobservable Inputs	89	—	—	—
Total	$1,417,398	$—	$277,920	$—
	Columbia Acorn Select*		Columbia Thermostat Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Level 1 – Quoted Prices	$2,601,788	$—	$197,994	$—
Level 2 – Other Significant Observable Inputs	185,373	—	1,195	—
Level 3 – Significant Unobservable Inputs	—	—	—	—
Total	$2,787,161	$—	$199,189	$—

*The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the six month period ended June 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Columbia Acorn Fund		Columbia Acorn USA
	Investments in Securities	Other Financial Instruments	Investments in Securities	Other Financial Instruments
(in thousands)
Balance as of December 31, 2007	$1,427	$—	$178	$—
Accrued discounts/Amortized premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(456)	—	(89)	—
Net purchases (sales) Transfers in/or out of Level 3	—	—	—	—
Balance as of June 30, 2008	$971	$—	$89	$—

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and the Class A, Class B, Class C and Class Z shares transfer agency fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Expenses

General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately

10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$154,770	$1,391,219
Columbia Acorn International	59,527	399,333
Columbia Acorn USA	—	94,757
Columbia Acorn International Select	1,768	14,545
Columbia Acorn Select	9,164	59,668
Columbia Thermostat Fund	12,086	5,306

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,012	*	$—
2010	506		6,126
2011	—		2,488
TOTAL	$1,518		$8,614

*Of these carryforwards, $2,023 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2007:

(in thousands)
Columbia Acorn USA	$506

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Under the Funds' investment advisory agreement, management fees were accrued daily based on the Funds' average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

All Average Daily Net Assets	0.10%

For the six months ended June 30, 2008, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.80%
Columbia Thermostat Fund	0.10%

>Expense limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of 12b-1 service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select and 1.35% annually of the average daily net assets for Columbia Acorn Select. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses so that the ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the average daily net assets of Columbia Thermostat Fund through April 30, 2009. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM for Columbia Thermostat Fund for the six months ended June 30, 2008, were $153,841.

Effective August 1, 2008, CWAM will provide administrative services and receive an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

Prior to August 1, 2008, CWAM provided administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.05%
$8 billion to $16 billion	0.04%
$16 billion and over	0.03%

For the six months ended June 30, 2008, each Fund's annualized effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

For the six months ended June 30, 2008, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat have been advised that CMDI retained $253 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $8, $879 and $73, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Rule 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer for the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund, specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a Fund owns five percent or more of its outstanding voting securities. On June 30, 2008, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 31, 32, 42, 50 and 59, respectively.

During the six months ended June 30, 2008, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$17,984	$28,755
Columbia Acorn International	15,368	—
Columbia Acorn USA	—	704
Columbia Acorn International Select	—	719
Columbia Acorn Select	14,752	17,984

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2008.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2008, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$1,721,169
Proceeds from sales	2,063,732

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,000,467
Proceeds from sales	843,152

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$176,410
Proceeds from sales	204,064

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$89,163
Proceeds from sales	64,830

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$402,562
Proceeds from sales	377,390

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$173,454
Proceeds from sales	146,046

7.  Redemption Fees

For the six months ended June 30, 2008, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $182,592 and $28,315, respectively, and are accounted for as additions to paid in capital.

8.  Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

Excerpt from:

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2008

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the second year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the advisor to the Funds, has proposed that the Trusts continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years. Last year's evaluation is referred to here as the "2007 Study."

Process and Independence

The objectives of the Order are to insure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, advisor profitability, and other information. The Board evaluated this information thoroughly. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the advisor.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in the 2007 Study. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. The Board accepted and implemented several of the recommendations in this area contained in the 2007 Study.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisors. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels, as modified thereafter, in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Acorn Funds generally have achieved good to outstanding performance over the past five years. Acorn Select has, however, suffered a precipitous decline in ranking relative to its peers for the past year, and this trend merits the Trustees' continued attention. The international Acorn Funds have relatively weaker relative long term records than do the domestic funds. All the Acorn Funds, however, outperform their benchmarks, expose shareholders to less risk than competitors and achieve positive "alpha," a recognized measure of the added value of an investment manager.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund and Acorn International are the most competitive, while Acorn Select is the least competitive in the assessments prepared by both Morningstar and Lipper.

3.  Administrative Fees. The Acorn Funds' administrative fees appear competitive in relation to their peers, and CWAM provides excellent administrative support for all the Acorn Funds. There are clear advantages to retaining the advisor and its affiliates to perform these services. But, the Acorn Funds' fee schedule provides no breakpoints above $16 billion, though economies of scale exist above that asset level.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and have increased dramatically in the past year. CWAM's affiliates report operating losses and therefore do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Acorn Funds.

6.  Profit Margins. CWAM's pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. The Board has recently imposed additional breakpoints for some of the Acorn Funds that will result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Acorn Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Acorn Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Consider the addition to breakpoints to the Acorn Funds' administrative fee contract to reflect the economies of scale present in performing these services, and, in fashioning those breakpoints, to consider the efficiencies achieved by CWAM by supporting both Trusts with the same staff performing largely identical tasks.

2.  Focus their review on the Acorn Funds' management fee levels in relation to their peers, in particular the fees paid by Acorn Select.

3.  Monitor Acorn Select to ensure that its long term performance is sustained.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
May 27, 2008

Columbia Acorn Family of Funds

Class A, B and C Share Information*

Minimum Initial Investment in
all Funds	$2,500† $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.16%	0.25%	0.19%
Net Expense Ratio	1.05%	1.64%	1.83%
Columbia Acorn International	Class A	Class B	Class C
Management Fees	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.23%	0.34%	0.25%
Net Expense Ratio	1.24%	1.85%	2.01%
Columbia Acorn USA	Class A	Class B	Class C
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.17%	0.31%	0.21%
Net Expense Ratio	1.28%	1.92%	2.07%
Columbia Acorn International Select	Class A	Class B	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.28%	0.42%	0.31%
Net Expense Ratio	1.47%	2.11%	2.25%
Columbia Acorn Select	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.17%	0.30%	0.22%
Net Expense Ratio	1.22%	1.85%	2.02%
Columbia Thermostat Fund	Class A	Class B	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the six months ended June 30, 2008, and for Columbia Thermostat Fund include the effect of CWAM's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2009.

  *  Effective February 29, 2008, the Funds no longer offer Class B shares.

  **  Does not include estimated fees and expenses of 0.69% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  Effective August 1, 2008, the initial minimum investment for Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select was reduced as noted. Prior to this change, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select had initial minimum investments of $75,000, $75,000 and $100,000, respectively. Certain exclusions may apply.

Columbia Acorn Family of Funds

Trustees

Robert E. Nason

Chairman of the Board

Allan B. Muchin

Vice Chairman of the Board

Laura M. Born

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

J. Kevin Connaughton

Assistant Treasurer

P. Zachary Egan

Vice President

Peter T. Fariel

Assistant Secretary

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Linda K. Roth-Wiszowaty

Assistant Secretary

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call 800-922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Management®

Columbia Acorn Family of Funds

Class A, B and C Shares

Semiannual Report, June 30, 2008

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

© 2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

SHC-44/154733-0608 (08/08) 08/55947

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 22, 2008

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 22, 2008